SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to sec. 240.14a-12.

     Pioneer Bond Fund                            Pioneer Real Estate Shares
     Pioneer Emerging Markets Fund                Pioneer Research Fund
     Pioneer Equity Income Fund                   Pioneer Select Growth Fund
     Pioneer Equity Opportunity Fund              Pioneer Select Value Fund
     Pioneer Europe Select Equity Fund            Pioneer Series Trust I
     Pioneer Fund                                 Pioneer Series Trust II
     Pioneer Fundamental Growth Fund              Pioneer Series Trust III
     Pioneer High Yield Fund                      Pioneer Series Trust IV
     Pioneer Ibbotson Allocation Series           Pioneer Series Trust V
     Pioneer Independence Fund                    Pioneer Series Trust VI
     Pioneer International Equity Fund            Pioneer Series Trust VII
     Pioneer International Value Fund             Pioneer Short Term Income Fund
     Pioneer Mid Cap Growth Fund                  Pioneer Small Cap Value Fund
     Pioneer Mid Cap Value Fund                   Pioneer Strategic Income Fund
     Pioneer Money Market Trust                   Pioneer Tax Free Income Fund
     Pioneer Protected Principal Trust            Pioneer Value Fund

               (Name of Registrant(s) as Specified in its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                                  PIONEER FUNDS
                                 60 State Street
                           Boston, Massachusetts 02109
                                February 29, 2008

Dear Shareholder:

     A special shareholder meeting of your Pioneer mutual fund will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, on April 22, 2008, at 3:00 p.m. (Eastern time), to vote on the proposals listed in the enclosed joint proxy statement.

     The purpose of the special meeting is to seek shareholder approval of a number of proposals recently approved by your Board of Trustees (the "Board", and each member of the Board, a "Trustee"). These proposals are intended to, among other things, streamline the operations of the Fund. We are seeking your approval of these proposals through the enclosed joint proxy statement.

     Elect Trustees. You are being asked to elect the Trustees of your Fund. Each of the nominees for your Fund, except for one, currently serves as a Trustee of some or all of the Pioneer mutual funds.

     Adopt an Amended and Restated Declaration of Trust and Approve the Reorganization of Certain Funds. You are being asked to approve an amended Declaration of Trust for your Fund. The shareholders of two Funds that are now organized as Massachusetts business trusts are being asked to approve the reorganization of those Funds as Delaware statutory trusts. The proposals will provide a standard governing document for each Fund that will simplify administration and oversight and grant the Boards greater discretion to make decisions without the need and expense of seeking shareholder approval when such approval is not required by law.

     Revise Fundamental Investment Policies. You are being asked to approve changes to the "fundamental" investment policies of your Fund. All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the Funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from Fund to Fund. At the Meeting, shareholders will be asked to approve revised fundamental policies, eliminate other fundamental policies and, in several cases, adopt new fundamental policies. Similarly, shareholders of Funds with investment objectives that cannot be changed without shareholder approval are being asked to approve the reclassification of those investment objectives as non-fundamental. These changes are intended to simplify compliance monitoring and provide additional flexibility for the Funds.

     Approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc. You are being asked to approve an amended and restated management agreement between your Fund and its investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). The amended and restated management agreement updates the terms of the existing agreement to reflect current industry practices and standardize the terms for all the Funds. There will be no decrease in services and no increase in management fees as a result of the new management agreement.

     Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. You are being asked to approve a policy for your Fund whereby Pioneer may appoint sub-advisers for the Fund that are not affiliated with Pioneer and may make material changes to a sub-advisory agreement, in each case without shareholder approval, provided that the sub-adviser is not affiliated with Pioneer and also provided that the Trustees approve such appointments and amendments. Shareholders of certain Funds have already approved the use of such a policy. The Boards of the remaining Funds believe that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers will allow the Funds to operate more efficiently. The Boards of those Funds will continue to evaluate and approve all new sub-advisory agreements, as well as all changes to any existing sub-advisory agreement. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

     The Trustees recommend that you vote "FOR" each of the proposals applicable to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

     Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope.

     If you have any questions about the proposals to be voted on, please call Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292.


                                        Sincerely,

                                        John F. Cogan, Jr.
                                        Chairman of the Boards and President

                                 IMPORTANT NEWS
                              FOR FUND SHAREHOLDERS


     While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.


                              Questions and Answers


Q.   Why am I receiving the Joint Proxy Statement?
A. As a shareholder of a Pioneer mutual fund, you are being asked to vote on several proposals, as described below. The table beginning on page 5 of the Joint Proxy Statement identifies which proposals you are being asked to approve. The enclosed proxy card(s) indicate each Fund in which you hold shares and the proposals you are being asked to approve.

Q.   Why am I being asked to vote on these proposals?
A. These proposals require shareholder approval. Your Fund's Board of Trustees has approved the proposals, believes they are in shareholders' best interests and recommends that you approve them.

Q.   Will my vote make a difference?
A. Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Q.   What am I being asked to vote "FOR" in the Joint Proxy Statement?
A. You are being asked to vote "FOR" several proposals that have been approved by the Board. You are being asked to vote on all proposals that affect your Fund.

     o Proposal 1: Elect Trustees. You are being asked to elect Trustees. Each of the nominees, except one, currently serves as a Trustee for some or all of the Funds.

     o Proposal 2A: Adopt an Amended and Restated Declaration of Trust. Shareholders of Funds that are currently organized as Delaware statutory trusts are being asked to approve the adoption of an amended Declaration of Trust for their Funds. The amended Declaration of Trust will give the Board greater discretion to make decisions without the need and expense of seeking shareholder approval when such approval is not required by law.

     o Proposal 2B: Approve an Agreement and Plan of Reorganization. Shareholders of two Funds that are now organized as Massachusetts business trusts are being asked to approve the reorganization of those Funds as new Delaware statutory trusts. The form of Declaration of Trust for the Delaware statutory trust is the same as the Declaration of Trust that is being recommended for the other Funds under proposal 2A. If proposals 2A and 2B are approved, the Funds will all have the same Declaration of Trust, which will simplify Fund administration and oversight.

     o Proposal 3: Revise Fundamental Investment Policies. You are being asked to approve changes to the "fundamental" investment policies of your Fund. Many of the Funds currently have "fundamental" policies that are not required by law or are more restrictive than the law requires. Further, the fundamental policies vary from Fund to Fund. The Boards have concluded that, subject to shareholder approval, certain policies should be revised, eliminated or, in several cases, adopted. These changes are intended to simplify compliance monitoring and provide additional flexibility for the Funds. Each Fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the Fund's Board or adviser.

     o Proposal 4: Approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc. You are being asked to approve an amended and restated management agreement between the Fund and its manager, Pioneer. The amended and restated management agreement will reflect current industry practices and also will standardize the terms of the management agreements for all Funds. There will be no decrease in services or increase in management fees as a result of the amended and restated management agreement.

     o Proposal 5: Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders of certain Funds are being asked to approve a policy that would permit Pioneer, subject to Board approval, to appoint unaffiliated sub-advisers to manage the Funds, enter into sub-advisory agreements and amend existing sub-advisory agreements with unaffiliated sub-advisers, in each case without shareholder approval. The Boards believe that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers will allow the Funds to operate more efficiently. Each Board will continue to evaluate and approve all new sub-advisory agreements as well as all changes to any existing sub-advisory agreement. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

Q.   Whom do I call if I have questions?
A. If you need more information, or have any questions about voting, please call Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292.

Q.   How do I vote my shares?
A. You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope.

     You also may attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

                     It is important that you vote promptly.

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ................................................      1
PART I ...................................................................................      4
VOTE REQUIRED AND MANNER OF VOTING PROXIES ...............................................      8
PROPOSAL 1 -- TO ELECT TRUSTEES ..........................................................     10
Reasons for Proposal to Elect Board Members ..............................................     10
Nominees .................................................................................     10
Compensation of the Trustees .............................................................     14
Equity Securities Owned by the Nominees ..................................................     14
Other Information ........................................................................     14
Officers of the Funds ....................................................................     15
Required Vote ............................................................................     17
PROPOSAL 2A -- TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST .....................     18
Introduction .............................................................................     18
Purpose for Amending and Restating the Declarations of Trust .............................     18
Summary Comparison of Existing Declaration and Amended Declaration .......................     18
Required Vote ............................................................................     22
PROPOSAL 2B -- TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION ........................     23
Reasons for the Reorganization ...........................................................     23
Effects of the Reorganization ............................................................     24
Board Considerations .....................................................................     24
Federal Income Tax Consequences ..........................................................     24
Summary of the Plan of Reorganization ....................................................     25
Summary Comparison of Delaware and Massachusetts Law .....................................     25
Summary Comparison of the Declarations of Trust of the Predecessor Funds and the
              Successor Funds ............................................................     26
Required Vote ............................................................................     29
PROPOSAL 3 -- TO REVISE FUNDAMENTAL INVESTMENT POLICIES ..................................     30
Introduction .............................................................................     30
Current and proposed fundamental policies ................................................     30
Purpose of revising the Funds' fundamental policies ......................................     30
Required Vote ............................................................................     31
Proposal 3-A: Revise fundamental policy relating to borrowing money ......................     31
Proposal 3-B: Revise fundamental policy relating to underwriting .........................     34
Proposal 3-C: Revise fundamental policy relating to lending ..............................     36
Proposal 3-D: Revise fundamental policy relating to issuing senior securities ............     39
Proposal 3-E: Revise fundamental policy relating to real estate ..........................     42
Proposal 3-F: Revise fundamental policy relating to commodities ..........................     45
Proposal 3-G: Revise fundamental policy relating to concentration ........................     47
Proposal 3-H: Remove the fundamental policy relating to diversification ..................     51
Proposal 3-I: Convert the Fund's investment objective or objectives from fundamental to
              non-fundamental ............................................................     54
Proposal 3-J: Remove the fundamental policy relating to the purchase of illiquid
              securities .................................................................     55
Proposal 3-K: Remove the fundamental policy relating to purchasing securities on margin ..     55
Proposal 3-L: Remove the fundamental policy relating to short sales ......................     56
Proposal 3-M: Remove the fundamental policy relating both to purchasing securities on
              margin and making short sales ..............................................     56
Proposal 3-N: Remove the fundamental policy relating to investments in other investment
              companies ..................................................................     57
Proposal 3-O: Remove the fundamental policy relating to pledging or guaranteeing assets ..     58
Proposal 3-P: Remove the fundamental policy relating to investments made for the purpose
              of exercising control or management of issuers .............................     59
Proposal 3-Q: Remove the fundamental policy relating to investments in affiliates ........     59

                                                                                             Page
                                                                                             ----
Proposal 3-R: Remove the fundamental policy relating to investments in convertible debt
              securities rated below investment grade ....................................     60
PROPOSAL 4 -- TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT WITH PIONEER
INVESTMENT MANAGEMENT, INC. ..............................................................     61
Investment Adviser .......................................................................     61
Comparison of Amended and Restated Management Agreement with Current Management
              Agreements .................................................................     62
Board Evaluation of the Amended and Restated Management Agreement ........................     65
Other Service Providers ..................................................................     66
Additional Information ...................................................................     67
Required Vote ............................................................................     67
PROPOSAL 5 -- TO APPROVE A POLICY ALLOWING THE APPOINTMENT OF UNAFFILIATED SUB-ADVISERS
AND AMENDMENTS TO SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL ...................     68
Proposed sub-adviser approval policy .....................................................     68
Reasons for proposal .....................................................................     69
Required Vote ............................................................................     69
GENERAL ..................................................................................     70
PART II -- ADDITIONAL INFORMATION ........................................................     71
SECTION 1  FUNDS' FISCAL YEAR ENDS .......................................................     72
SECTION 2  COMPENSATION OF TRUSTEES ......................................................     74
SECTION 3  EQUITY SECURITIES OWNED BY NOMINEES ...........................................     78
SECTION 4  INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES) ..     82
SECTION 5  AMOUNTS PAID TO PIONEER AND AFFILIATES ........................................     86
SECTION 6  OTHER FUNDS ADVISED BY PIONEER ................................................     88
SECTION 7  5% SHARE OWNERSHIP ............................................................     89
SECTION 8  SUBMISSION OF SHAREHOLDER PROPOSALS ...........................................     91
SECTION 9  SHAREHOLDER COMMUNICATIONS ....................................................     92
SECTION 10 EXPENSES OF PROXY .............................................................     93
SECTION 11 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................................     94
SECTION 12 AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT
           REGISTERED PUBLIC ACCOUNTANTS .................................................     97
SECTION 13 FORM OF AMENDED AND RESTATED DECLARATION OF TRUST .............................    101
SECTION 14 FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..................................    122
SECTION 15 COMPARISON OF TERMS OF CURRENT AND AMENDED AND RESTATED MANAGEMENT
           AGREEMENTS ....................................................................    137
SECTION 16 FORM OF AMENDED AND RESTATED MANAGEMENT AGREEMENT .............................    156
SECTION 17 NOMINATING COMMITTEE CHARTER ..................................................    162

                              PIONEER MUTUAL FUNDS
                                60 State Street
                           Boston, Massachusetts 02109


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held April 22, 2008

     A joint special meeting of the shareholders of the Pioneer Funds (each, a "Fund") identified below (the "Meeting") will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, at 3:00 p.m. (Eastern time) on April 22, 2008, to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:


   PROPOSAL 1.   To elect Trustees. (To be voted on by all Funds.)
   PROPOSAL 2A.  To adopt an Amended and Restated Declaration of Trust. (To be voted on by all Funds except Pioneer Global Diversified
                 Equity Fund, Pioneer Global Aggregate Bond Fund, Pioneer
                 International Value Fund and Pioneer Europe Select Equity Fund.)
   PROPOSAL 2B.  To approve an Agreement and Plan of Reorganization. (To be voted on by Pioneer International Value Fund and Pioneer
                 Europe Select Equity Fund.)
   PROPOSAL 3.   To approve changes to the Fund's fundamental investment
                 policies. (To be voted on by all Funds except Pioneer Global
                 Diversified Equity Fund and Pioneer Global Aggregate Bond
                 Fund; Funds affected by changes to a particular policy are identified in the table at the beginning of the discussion relating to that policy.)
   PROPOSAL 4.   To approve an Amended and Restated Management Agreement with
                 Pioneer Investment Management, Inc. (To be voted on by all
                 Funds except Pioneer Global Diversified Equity Fund and
                 Pioneer Global Aggregate Bond Fund.)
   PROPOSAL 5.   To approve a policy allowing the appointment of unaffiliated sub-advisers and amendments to sub-advisory agreements
                 without shareholder approval. (To be voted on by the Funds identified in the table beginning on page 68.)
   PROPOSAL 6.   To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     Your Board recommends that you vote "FOR" all proposals upon which you are being asked to vote.

     Shareholders of record at the close of business on February 14, 2008 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

     The proxy statement and your form of proxy card are available at [Insert website address].

     If you own shares in more than one Fund as of February 14, 2008, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.


                                        By order of the Boards of Trustees

                                        Dorothy E. Bourassa
                                        Secretary

February 29, 2008

   Pioneer Funds Holding Special Meetings of Shareholders on April 22, 2008


     Note: certain Funds are organized as either a Massachusetts business trust or a Delaware statutory trust, or as a series of such a trust, as indicated in the table below

----------------------------------------------------------------------------------------------
Trust                                           Funds Within the Trust(1)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 Pioneer Bond Fund
----------------------------------------------------------------------------------------------
 Pioneer Emerging Markets Fund
----------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund
----------------------------------------------------------------------------------------------
 Pioneer Equity Opportunity Fund
----------------------------------------------------------------------------------------------
 Pioneer Europe Select Equity Fund
----------------------------------------------------------------------------------------------
 Pioneer Fund
----------------------------------------------------------------------------------------------
 Pioneer Fundamental Growth Fund
----------------------------------------------------------------------------------------------
 Pioneer High Yield Fund
----------------------------------------------------------------------------------------------
 Pioneer Ibbotson Allocation Series             Pioneer Ibbotson Aggressive Allocation Fund
                                                Pioneer Ibbotson Conservative Allocation Fund
                                                Pioneer Ibbotson Growth Allocation Fund
                                                Pioneer Ibbotson Moderate Allocation Fund
----------------------------------------------------------------------------------------------
 Pioneer Independence Fund
----------------------------------------------------------------------------------------------
 Pioneer International Equity Fund
----------------------------------------------------------------------------------------------
 Pioneer International Value Fund
----------------------------------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund
----------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund
----------------------------------------------------------------------------------------------
 Pioneer Money Market Trust                     Pioneer Cash Reserves Fund
----------------------------------------------------------------------------------------------
 Pioneer Protected Principal Trust              Pioneer Protected Principal Plus Fund
                                                Pioneer Protected Principal Plus Fund II
----------------------------------------------------------------------------------------------
 Pioneer Real Estate Shares
----------------------------------------------------------------------------------------------
 Pioneer Research Fund
----------------------------------------------------------------------------------------------
 Pioneer Select Growth Fund (formerly Pioneer
  Select Equity Fund)
----------------------------------------------------------------------------------------------
 Pioneer Select Value Fund
----------------------------------------------------------------------------------------------
 Pioneer Series Trust I                         Pioneer Oak Ridge Large Cap Growth Fund
                                                Pioneer Oak Ridge Small Cap Growth Fund
----------------------------------------------------------------------------------------------
 Pioneer Series Trust II                        Pioneer AmPac Growth Fund
                                                Pioneer AMT-Free CA Municipal Fund
                                                Pioneer AMT-Free Municipal Fund
                                                Pioneer Growth Leaders Fund
                                                Pioneer Growth Opportunities Fund
                                                Pioneer Small and Mid Cap Growth Fund
                                                Pioneer Tax Free Money Market Fund
----------------------------------------------------------------------------------------------
 Pioneer Series Trust III                       Pioneer Cullen Value Fund
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Trust                                                Funds Within the Trust(1)
----------------------------------------------------------------------------------------------
 Pioneer Series Trust IV                             Pioneer Classic Balanced Fund
                                                     Pioneer Government Income Fund
                                                     Pioneer Institutional Money Market Fund
                                                     Pioneer Treasury Reserves Fund
----------------------------------------------------------------------------------------------
 Pioneer Series Trust V                              Pioneer Global Select Equity Fund
                                                     Pioneer High Income Municipal Fund
                                                     Pioneer Oak Ridge All-Cap Growth Fund
                                                     Pioneer Select Research Growth Fund
                                                     Pioneer Select Research Value Fund
----------------------------------------------------------------------------------------------
 Pioneer Series Trust VI                             Pioneer Floating Rate Fund
----------------------------------------------------------------------------------------------
 Pioneer Series Trust VII (formerly Pioneer Global   Pioneer Global High Yield Fund
  High Yield Fund)                                   Pioneer Global Diversified Equity Fund
                                                     Pioneer Global Aggregate Bond Fund
----------------------------------------------------------------------------------------------
 Pioneer Short Term Income Fund
----------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------
 Pioneer Strategic Income Fund
----------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------
 Pioneer Value Fund
----------------------------------------------------------------------------------------------

-----------
(1) Certain Trusts do not contain multiple series or Funds, as indicated by the absence of an entry in this column.

                              PIONEER MUTUAL FUNDS
                                60 State Street
                           Boston, Massachusetts 02109


                              JOINT PROXY STATEMENT


                                     PART I

     This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a "Board" and each Board member, a "Trustee") of each of the Pioneer mutual funds listed in the accompanying Notice of Special Meeting of Shareholders (each, a "Fund") of proxies to be voted at a joint special meeting of shareholders of each such Fund to be held at 3:00 p.m. (Eastern time) on April 22, 2008, at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110 (the "Meeting"), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

     The Board of each Fund has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. There are two parts to this Joint Proxy Statement. Part I sets forth and discusses the proposals being submitted for shareholder approval. Part II provides important additional information that should be reviewed in considering the proposals set forth in Part I. Shareholders should review both Part I and Part II before voting on the proposals. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about February 29, 2008.

     Each Fund is organized as either a Massachusetts business trust (each, a "Massachusetts Trust") or a Delaware statutory trust (each, a "Delaware Trust," and the Delaware Trusts and Massachusetts Trusts collectively are referred to as the "Trusts"), or as a series of a Delaware Trust. The Trusts are registered management investment companies. A list of each Trust and the series of each Trust (if any) accompanies the Notice of Meeting.

     Shareholders of record at the close of business on February 14, 2008 (the "Record Date") are entitled to vote at the Meeting and may cast one vote for each share held. Each Fund of which you are a shareholder is named on the proxy card(s) included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Photographic identification will be required for admission to the Meetings.

     Annual reports are sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund's fiscal year end is set forth in Part II, Section 1, of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 60 State Street, Boston, Massachusetts 02109 or by calling toll free at 1-800-225-6292. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

     Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.


     Table B shows which proposals shareholders of each Fund are required to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals you are being asked to vote on.

Table B -- Summary of Proposals and Funds Voting

----------------------------------------------------------------------------------------------
                                                        Proposal
                                                      No. 2A -- To      Proposal
                                                        adopt an      No. 2B -- To
                                                       Amended and     approve an
                                        Proposal        Restated      Agreement and
                                       No. 1 -- To     Declaration       Plan of
 Fund                                elect Trustees     of Trust     Reorganization
----------------------------------------------------------------------------------------------
Pioneer Bond Fund                          -               -
----------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund              -               -
----------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund            -               -
----------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund          -                               -
----------------------------------------------------------------------------------------------
Pioneer Fund                               -               -
----------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund            -               -
----------------------------------------------------------------------------------------------
Pioneer High Yield Fund                    -               -
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive                -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative              -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth                    -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate                  -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Independence Fund                  -               -
----------------------------------------------------------------------------------------------
Pioneer International Equity Fund          -               -
----------------------------------------------------------------------------------------------
Pioneer International Value Fund           -                               -
----------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                -               -
----------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Protected Principal                -               -
  Plus Fund
----------------------------------------------------------------------------------------------
Pioneer Protected Principal                -               -
  Plus Fund II
----------------------------------------------------------------------------------------------
Pioneer Real Estate Shares                 -               -
----------------------------------------------------------------------------------------------
Pioneer Research Fund                      -               -
----------------------------------------------------------------------------------------------
Pioneer Select Growth Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Select Value Fund                  -               -
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                                         Proposal
                                         Proposal      No. 4 -- To       Proposal
                                       No. 3 -- To      approve an     No. 5 -- To
                                     approve changes   Amended and   approve reliance
                                      to Fundamental     Restated     on Manager of
                                        Investment      Management       Managers
 Fund                                   Policies*       Agreement    Exemptive Order
----------------------------------------------------------------------------------------------
Pioneer Bond Fund                          -               -                -
----------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund              -               -                -
----------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                 -               -                -
----------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund            -               -
----------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund          -               -                -
----------------------------------------------------------------------------------------------
Pioneer Fund                               -               -
----------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund            -               -
----------------------------------------------------------------------------------------------
Pioneer High Yield Fund                    -               -                -
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive                -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative              -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth                    -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate                  -               -
  Allocation Fund
----------------------------------------------------------------------------------------------
Pioneer Independence Fund                  -               -                -
----------------------------------------------------------------------------------------------
Pioneer International Equity Fund          -               -                -
----------------------------------------------------------------------------------------------
Pioneer International Value Fund           -               -                -
----------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                -               -
----------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                 -               -                -
----------------------------------------------------------------------------------------------
Pioneer Protected Principal                -               -                -
  Plus Fund
----------------------------------------------------------------------------------------------
Pioneer Protected Principal                -               -                -
  Plus Fund II
----------------------------------------------------------------------------------------------
Pioneer Real Estate Shares                 -               -                -
----------------------------------------------------------------------------------------------
Pioneer Research Fund                      -               -                -
----------------------------------------------------------------------------------------------
Pioneer Select Growth Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Select Value Fund                  -               -
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                        Proposal
                                                      No. 2A -- To      Proposal
                                                        adopt an      No. 2B -- To
                                                       Amended and     approve an
                                        Proposal        Restated      Agreement and
                                       No. 1 -- To     Declaration       Plan of
 Fund                                elect Trustees     of Trust     Reorganization
----------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap                -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap                -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                  -               -
----------------------------------------------------------------------------------------------
Pioneer AMT-Free CA                        -               -
  Municipal Fund
----------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund            -               -
----------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                -               -
----------------------------------------------------------------------------------------------
Pioneer Growth                             -               -
  Opportunities Fund
----------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap                  -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Tax Free Money                     -               -
  Market Fund
----------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund                  -               -
----------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund              -               -
----------------------------------------------------------------------------------------------
Pioneer Government Income Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Institutional Money                -               -
  Market Fund
----------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Global Select Equity Fund          -               -
----------------------------------------------------------------------------------------------
Pioneer High Income                        -               -
  Municipal Fund
----------------------------------------------------------------------------------------------
Pioneer Oak Ridge All-Cap                  -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Select Research                    -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Select Research                    -               -
  Value Fund
----------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund                 -               -
----------------------------------------------------------------------------------------------
Pioneer Global Aggregate                   -
  Bond Fund
----------------------------------------------------------------------------------------------
Pioneer Global Diversified                 -
  Equity Fund
----------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund               -               -
----------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund              -               -
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                         Proposal
                                         Proposal      No. 4 -- To       Proposal
                                       No. 3 -- To      approve an     No. 5 -- To
                                     approve changes   Amended and   approve reliance
                                      to Fundamental     Restated     on Manager of
                                        Investment      Management       Managers
 Fund                                   Policies*       Agreement    Exemptive Order
----------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap                -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap                -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                  -               -
----------------------------------------------------------------------------------------------
Pioneer AMT-Free CA                        -               -                -
  Municipal Fund
----------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund            -               -                -
----------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                -               -
----------------------------------------------------------------------------------------------
Pioneer Growth                             -               -                -
  Opportunities Fund
----------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap                  -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Tax Free Money                     -               -                -
  Market Fund
----------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund                  -               -                -
----------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund              -               -
----------------------------------------------------------------------------------------------
Pioneer Government Income Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Institutional Money                -               -
  Market Fund
----------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Global Select Equity Fund          -               -
----------------------------------------------------------------------------------------------
Pioneer High Income                        -               -
  Municipal Fund
----------------------------------------------------------------------------------------------
Pioneer Oak Ridge All-Cap                  -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Select Research                    -               -
  Growth Fund
----------------------------------------------------------------------------------------------
Pioneer Select Research                    -               -
  Value Fund
----------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund                 -               -                -
----------------------------------------------------------------------------------------------
Pioneer Global Aggregate
  Bond Fund
----------------------------------------------------------------------------------------------
Pioneer Global Diversified
  Equity Fund
----------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund             -               -
----------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund               -               -                -
----------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund              -               -                -
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                   Proposal                                          Proposal
                                                 No. 2A -- To      Proposal          Proposal      No. 4 -- To       Proposal
                                                   adopt an      No. 2B -- To      No. 3 -- To      approve an     No. 5 -- To
                                                  Amended and     approve an     approve changes   Amended and   approve reliance
                                   Proposal        Restated      Agreement and    to Fundamental     Restated     on Manager of
                                  No. 1 -- To     Declaration       Plan of         Investment      Management       Managers
 Fund                           elect Trustees     of Trust     Reorganization      Policies*       Agreement    Exemptive Order
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund          -               -                                -               -                -
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund                    -               -                                -               -
---------------------------------------------------------------------------------------------------------------------------------

-----------
* See Proposal 3 for the specific changes upon which you will be asked to vote.

                   VOTE REQUIRED AND MANNER OF VOTING PROXIES


     A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is one-third (1/3) of the outstanding shares of the Fund entitled to vote. For any Fund that is organized as a series of a Trust, a quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposals 1 and 2A, and a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to Proposals 2B, 3, 4, and 5, whether or not there is a quorum of the shareholders for the Trust as a whole.


     Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Pioneer Investment Management, Inc. ("Pioneer"), on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and
(b) the broker or nominee does not have discretionary voting power on a particular matter.


     In the absence of a quorum, or if a quorum is present but sufficient votes to approve a Proposal are not received, the Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Meeting. A vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received.


     If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposals 2A, 2B, 3, 4, and 5, as applicable.


     Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The New York Stock Exchange (the "NYSE") takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to matters like Proposals 2A, 2B, 3, 4, and 5. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a Proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal.


     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."


     If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     Proposal 1:
     o Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

     o For a Trust that is made up of more than one Fund, the shareholders of all Funds will vote together as a single class and the voting power of the shares of each Fund will be counted together in determining the results of the voting for Proposal 1.

     Proposal 2A:
     o Requires a "1940 Act Majority Vote" of the outstanding voting securities of the applicable Trust.

     o A "1940 Act Majority Vote" of the outstanding voting securities of a Trust means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Trust that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Trust are present or represented by proxy or
          (b) more than 50% of the voting power of the outstanding voting securities of the Trust.

     Proposals 2B, 3, 4, and 5:
     o Require a "1940 Act Majority Vote" of the outstanding voting securities of the applicable Fund.

     o A "1940 Act Majority Vote" of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or
          (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

     Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" Proposals. Any abstentions or broker non-votes would effectively be treated as a vote "AGAINST" Proposals 2A, 2B, 3, 4, and 5. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

                        PROPOSAL 1 -- TO ELECT TRUSTEES

Funds affected: all Funds

     The purpose of this Proposal 1 is to elect a Board for each Fund. You are being asked to vote for the election of Trustees for your Fund.

     It is intended that the enclosed proxy card will be voted for all nominees (the "Nominees") listed below for the applicable Board unless a proxy contains specific instructions to the contrary. The Nominees' terms of office will commence upon election by the shareholders. Each Trustee will be elected to hold office until his or her successor is elected or until his or her earlier death, retirement or removal.

     Currently, all Nominees other than Dr. Friedman serve on some or all of the Boards that oversee the Funds and the closed-end investment companies (the "closed-end funds") for which Pioneer serves as investment adviser. Mr. West serves as Trustee to 33 of the Funds and closed-end funds, and Mr. Kingsbury serves as Trustee to 34 of the Funds and closed-end funds.

     If all Nominees for each Board are elected, all Nominees other than Mr. West will serve as Trustees of all of the Funds, and Mr. West will serve as a Trustee on the Boards of all Funds other than the following Funds:

Pioneer Bond Fund                                 Pioneer AMT-Free Municipal Fund
Pioneer Fund                                      Pioneer Growth Leaders Fund
Pioneer Ibbotson Aggressive Allocation Fund       Pioneer Growth Opportunities Fund
Pioneer Ibbotson Conservative Allocation Fund     Pioneer Small and Mid Cap Growth Fund
Pioneer Ibbotson Growth Allocation Fund           Pioneer Tax Free Money Market Fund
Pioneer Ibbotson Moderate Allocation Fund         Pioneer Classic Balanced Fund
Pioneer Mid Cap Value Fund                        Pioneer Government Income Fund
Pioneer Cash Reserves Fund                        Pioneer Institutional Money Market Fund
Pioneer Oak Ridge Large Cap Growth Fund           Pioneer Treasury Reserves Fund
Pioneer Oak Ridge Small Cap Growth Fund           Pioneer Short Term Income Fund
Pioneer AmPac Growth Fund                         Pioneer Tax Free Income Fund
Pioneer AMT-Free CA Municipal Fund                Pioneer Value Fund

     Each current Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Joint Proxy Statement.

     Each Nominee has consented to serve on the applicable Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the applicable Board.

Reasons for Proposal to Elect Board Members
     Shareholders of each Fund are being asked to elect one or more new Trustees to the Fund's Board. Dr. Friedman is not currently a Trustee of any of the Funds. Mr. Kingsbury currently serves as Trustee on the Boards of some, but not all, Funds.

     Shareholders of each Fund also are being asked to elect the incumbent Trustees of the Fund in order to provide each Board maximum flexibility to fill future vacancies on the Board or to add to the Board without further proxy solicitations. The Investment Company Act of 1940, as amended (the "1940 Act"), generally requires trustees of registered investment companies to be elected by shareholders. However, the 1940 Act permits a vacancy to be filled without shareholder approval provided that, immediately after filling the vacancy, at least two-thirds of the trustees holding office have been elected by shareholders. The 1940 Act requires a fund to hold a meeting of shareholders to fill any vacancies on the Board if at any time less than a majority of the trustees holding office have been elected by shareholders. A number of the current Nominees have become Trustees of the Funds without a shareholder vote.

Nominees
     The Nominees, their ages, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Pioneer fund complex (the "Fund Complex") the Nominees will oversee if elected, and other board memberships they hold are set forth in the table below. The mailing address of each Nominee is 60 State Street, Boston,

Massachusetts 02109. Each Nominee was recommended for nomination by the Nominating Committee of the existing Boards and by the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees"). Each of the Nominees other than John F. Cogan, Jr. and Daniel K. Kingsbury is or will be considered an "Independent Trustee." Messrs. Cogan and Kingsbury is or will be an "interested person" under the 1940 Act by virtue of his position with the Funds' investment adviser and certain of its affiliates, as described in the table below. If elected, John F. Cogan, Jr. will continue to serve as Chairman of the Board, Trustee and President of each Fund.


------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in
                                                                                            Fund
                     Position(s)      Length                                               Complex
                      Held with      of Time                                                to be    Other Directorships Held
Name and Age            Funds         Served   Principal Occupation During Past 5 Years   Overseen          by Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.    Chairman      Trustee   Deputy Chairman and a Director of              77      None
(81)                  of the        since     Pioneer Global Asset Management
                      Board,        1982      S.p.A. ("PGAM"); Non-Executive
                      Trustee                 Chairman and a Director of
                      and                     Pioneer Investment Management
                      President               USA Inc. ("PIM-USA"); Chairman
                      Nominee                 and a Director of Pioneer;
                                              Chairman and Director of Pioneer
                                              Institutional Asset Management,
                                              Inc. (since 2006); Director of
                                              Pioneer Alternative Investment
                                              Management Limited (Dublin);
                                              President and a Director of
                                              Pioneer Alternative Investment
                                              Management (Bermuda) Limited
                                              and affiliated funds; Director of
                                              PIOGLOBAL Real Estate
                                              Investment Fund (Russia) (until
                                              June 2006); Director of Nano-C,
                                              Inc. (since 2003); Director of Cole
                                              Management Inc. (since 2004);
                                              Director of Fiduciary Counseling,
                                              Inc.; President and Director of
                                              Pioneer Funds Distributor, Inc.
                                              ("PFD") (until May 2006);
                                              President of all Pioneer Funds; and
                                              Of Counsel, Wilmer Cutler
                                              Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Executive     Trustee   Director, CEO and President of                 77     None
(49)                  Vice          since     PIM-USA, Pioneer and Pioneer
                      President     2007      Institutional Asset Management,
                      and Trustee             Inc. (since March 2007); Executive
                      Nominee                 Vice President of all Pioneer Funds
                                              (since March 2007); Director of
                                              PGAM (since March 2007); Head
                                              of New Markets Division, PGAM
                                              (2000-2007)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Funds in
                                                                                             Fund
                        Position(s)    Length                                               Complex
                         Held with    of Time                                                to be    Other Directorships Held
Name and Age               Funds       Served   Principal Occupation During Past 5 Years   Overseen          by Trustee
------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)     Trustee       Trustee   Partner, Federal City Capital                  76     Director of The
                       Nominee       since     Advisors (1997 to present)                            Enterprise Social
                                     2005                                                            Investment Company
                                                                                                     (privately-held
                                                                                                     affordable housing
                                                                                                     finance company); and
                                                                                                     Director of New York
                                                                                                     Mortgage Trust
                                                                                                     (publicly traded
                                                                                                     mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)      Trustee       Trustee   President, Bush International, LLC             77     Director of Discover
                       Nominee       since     (international financial advisory                     Financial Services
                                     1997      firm)                                                 (credit card issuer and
                                                                                                     electronic payment
                                                                                                     services); Director of
                                                                                                     Briggs & Stratton Co.
                                                                                                     (engine manufacturer);
                                                                                                     Director of UAL
                                                                                                     Corporation (airline
                                                                                                     holding company);
                                                                                                     Director of Mantech
                                                                                                     International
                                                                                                     Corporation (national
                                                                                                     security, defense, and
                                                                                                     intelligence technology
                                                                                                     firm); and Member,
                                                                                                     Board of Governors,
                                                                                                     Investment
                                                                                                     Company Institute
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   Nominee       N/A       Professor, Harvard University                  70     Trustee, Mellon
(63)                                                                                                 Institutional Funds
                                                                                                     Investment Trust and
                                                                                                     Mellon Institutional
                                                                                                     Funds Master Portfolio
                                                                                                     (oversees 17 portfolios
                                                                                                     in fund complex)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee       Trustee   Founding Director, Vice-President              77     None
(60)                   Nominee       since     and Corporate Secretary, The
                                     1990      Winthrop Group, Inc. (consulting
                                               firm); and Desautels Faculty of
                                               Management, McGill University
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Funds in
                                                                                             Fund
                        Position(s)    Length                                               Complex
                         Held with    of Time                                                to be    Other Directorships Held
Name and Age               Funds       Served   Principal Occupation During Past 5 Years   Overseen          by Trustee
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)   Trustee       Trustee   Private investor (2004-present);               77     Director of Quadriserv
                       Nominee       since     and Senior Executive Vice                             Inc. (technology
                                     2006      President, The Bank of New York                       products for securities
                                               (financial and securities services)                   lending industry)
                                               (1986-2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee       Trustee   President and Chief Executive                  77     Director of New
 (59)                  Nominee       since     Officer, Newbury, Piret &                             America High Income
                                     1982      Company, Inc. (investment                             Fund, Inc. (closed-end
                                               banking firm)                                         investment company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West        Trustee       Trustee   Senior Counsel, Sullivan &                     33     Director, The Swiss
 (78)                  Nominee       since     Cromwell LLP (law firm)                               Helvetia Fund, Inc.
                                     1993                                                            (closed-end investment
                                                                                                     company)
------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)     Trustee       Trustee   President, John Winthrop & Co.,                77     None
                       Nominee       since     Inc. (private investment firm)
                                     1985
------------------------------------------------------------------------------------------------------------------------------

Compensation of the Trustees
     Compensation paid to the Trustees during the Most Recent Year(2) is set forth in Part II, Section 2 of this Joint Proxy Statement.

Equity Securities Owned by the Nominees
     The amounts of equity securities beneficially owned by the Nominees as of December 31, 2007, in the Funds that they will oversee and in all the funds in the Fund Complex are set forth in Part II, Section 3, of this Joint Proxy Statement.

     None of the Independent Trustees or their immediate family members had any interest in the investment adviser, sub-adviser(s) or distributor of any Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Independent Trustee's spouse, children residing in the Independent Trustee's household and dependents of the Independent Trustee.

     As of December 31, 2007, the Trustees and officers of each Fund owned beneficially in the aggregate less than 1% of the outstanding shares of each Fund.

     During the two Most Recent Years, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Fund, the Fund's adviser or distributor, any affiliate of the adviser or distributor, or any officer of any of them, except that Mr. West, an Independent Trustee of certain of the Funds, is Senior Counsel to Sullivan & Cromwell LLP and acts as counsel to the Independent Trustees and the independent trustees of the other funds in the Fund Complex. The aggregate compensation paid to Sullivan & Cromwell LLP by the Funds and the other funds in the Fund Complex was approximately $287,452 and $406,262 in each of 2006 and 2007, respectively.

Other Information
     Attendance of Trustees at Annual Meeting. No Fund has a policy with regard to attendance of Trustees at annual meetings. No annual meeting for any Fund was held during the Most Recent Year.

-----------
(2) The term "Most Recent Year" refers to the calendar year ended December 31, 2007, which coincides with the last fiscal year of certain of the Funds, as shown in Part II, Section 1 of this Joint Proxy Statement.

     Board Meetings. During 2007, each Board met 7 times. Each Trustee attended at least 75% of the meetings of each Board and of each committee of each Board on which the Trustee served.

     Standing Committees of the Existing Boards. Each Board has a standing Audit Committee, Independent Trustees Committee, Nominating Committee, Valuation Committee and Policy Administration Committee. The members of each committee are as follows for the Funds which they respectively serve as
Trustees:

     Audit Committee: David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West.

     Independent Trustees Committee: David R. Bock, Mary K. Bush, Margaret B. W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop.

     Nominating Committee: Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair), none of whom is an "interested person" within the meaning of the 1940 Act.

     Valuation Committee: David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West.

     Policy Administration Committee: Mary K. Bush (Chair), Thomas J. Perna and John Winthrop.

     During 2007, the Audit Committee, Independent Trustees Committee, Nominating Committee, Valuation Committee and Policy Administration Committee of each Fund held 9, 10, 6, 4 and 5 meetings, respectively.

     Each Board has adopted a charter for its Audit Committee. The purposes of the Audit Committee are to:

     o act as a liaison between each Fund's independent registered public accounting firm and the full Board;

     o discuss with each Fund's independent registered public accounting firm their judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Fund's financial reporting;

     o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

     o review and approve insurance coverage and allocations of premiums between the management and the Fund and other funds in the Fund Complex;

     o review and approve expenses under the administration agreement between Pioneer and each Fund and allocations of such expenses among the funds in the Fund Complex; and

     o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and each Fund or Pioneer; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

     The Valuation Committee reviews valuations assigned to certain securities by Pioneer in accordance with each Fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of each Fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each Fund's management contract and other related party contracts as required by the 1940 Act and is also responsible for any other action required to be taken under the 1940 Act by the Independent Trustees acting alone.

     Each Board has adopted a charter for its Nominating Committee, a copy of which is included in Part II, Section 17. The charter states that the key function of the Nominating Committee is to screen potential candidates for Independent Trustees. In performing such function, the Nominating Committee will:

     o periodically review the requisite skills and criteria for Independent Trustees;

     o periodically review the requisite skills and criteria for the re-nomination of a person currently serving as an Independent Trustee;

     o review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and to make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board; and

     o periodically review and revise as it deems appropriate procedures regarding Trustee candidates recommended by shareholders.


     With respect to a vacancy on the Board, the Nominating Committee will use the criteria and the principles set forth below, as revised from time to time, to guide its selection process. These criteria are applied when considering a recommendation as to a vacancy whether the person has been recommended by a shareholder, Trustee, management or otherwise. These criteria are:

     o Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

     o Nominees should have demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund(s) and should be willing and able to contribute positively to the decision-making process of the Fund(s).

     o Nominees should have a commitment and ability to devote the necessary time and energy to be an effective trustee, to understand the Fund(s) and the responsibilities of a trustee of an investment company. Nominees should have the expectation to attend and participate in all meetings of the Board and its committees.

     o Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Fund(s), including shareholders and the management company, and to act in the interests of all shareholders.

     o Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.

     o Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

     With respect to the re-nomination of an existing Independent Trustee, the Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

     The Nominating Committee acts as a consultative body to the Independent Trustees Committee, which shall be responsible for determining whether to recommend the nomination of any person to serve as Independent Trustee to the Board. Nomination of any person to serve on the Board as an Independent Trustee will be acted upon initially by the Independent Trustees and then the entire Board. Nominations of persons to serve as Trustees who are not Independent Trustees are made by the Board.

     The Nominating Committee followed its standard practices in identifying and recommending Dr. Friedman as a Nominee. The Chairperson of the Nominating Committee solicited suggestions from the Independent Trustees for nominees to the Board who met the criteria for nominees set forth in the Nominating Committee charter and collected biographical information about the persons suggested. The Chairperson also collected biographical information of current Board members, and the Nominating Committee analyzed their experience and capabilities as a group, in order to identify a skill set and other characteristics that would be most complementary in a new Board member. Based on this analysis, four of the candidates were interviewed by the Nominating Committee. Each Nominating Committee member assessed each candidate as to the characteristics identified. The Nominating Committee then recommended to the full Board the nomination of Dr. Friedman to serve as a Board member.

Officers of the Funds
     The following table shows information about the officers of the Funds, including their ages, their positions held with the Funds and their principal occupations during the past five years (their titles may have varied during that period). Each officer serves at the discretion of the Board. The mailing address of each officer is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------------
                               Position(s) Held      Length of
Name and Age                      with Funds        Time Served        Principal Occupation During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)      Executive Vice     Since March      Director, CEO and President of PIM-USA, Pioneer
                              President          2007             and Pioneer Institutional Asset Management, Inc.
                                                                  (since March 2007); Executive Vice President of
                                                                  all Pioneer Funds (since March 2007); Director of
                                                                  PGAM (since March 2007); Head of New Markets
                                                                  Division, PGAM (2000-2007)
------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)      Secretary          Since November   Secretary of PIM-USA; Senior Vice President --
                                                 2000             Legal of Pioneer; Secretary/Clerk of most of
                                                                  PIM-USA's subsidiaries; Secretary of all Pioneer
                                                                  Funds since September 2003 (Assistant Secretary
                                                                  from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)    Assistant          Since            Associate General Counsel of Pioneer since January 2008 and
                              Secretary          September 2003   Assistant Secretary of all of the Pioneer Funds since
                                                                  September 2003; Vice President and Senior Counsel of
                                                                  Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)          Treasurer          Since March      Treasurer of all Pioneer Funds since January
                                                 2008             2008; Deputy Treasurer of Pioneer since 2004;
                                                                  Assistant Treasurer of all Pioneer Funds
                                                                  (November 2004 to January 2008); Treasurer and
                                                                  Senior Vice President, CDC IXIS Asset
                                                                  Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)         Assistant          Since November   Director -- Fund Accounting, Administration and
                              Treasurer          2000             Controllership Services of Pioneer since 1999;
                                                                  and Assistant Treasurer of all Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)            Assistant          Since May 2002   Fund Accounting Manager -- Fund Accounting,
                              Treasurer                           Administration and Controllership Services of
                                                                  Pioneer; and Assistant Treasurer of all Funds
------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant          Since            Fund Administration Manager -- Fund
                              Treasurer          September 2003   Accounting, Administration and Controllership
                                                                  Services since June 2003 and Assistant Treasurer
                                                                  of all Pioneer Funds since September 2003;
                                                                  Assistant Vice President -- Mutual Fund
                                                                  Operations of State Street Corporation from June
                                                                  2002 to June 2003 (formerly Deutsche Bank
                                                                  Asset Management)
------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief              Since January    Chief Compliance Officer of Pioneer since
                              Compliance         2007             December 2006 and of all Pioneer Funds since
                              Officer                             January 2007; Vice President and Compliance
                                                                  Officer, MFS Investment Management (August
                                                                  2005 to December 2006); Consultant, Fidelity
                                                                  Investments (February 2005 to July 2005);
                                                                  Independent Consultant (August 1997 to
                                                                  February 2005)
------------------------------------------------------------------------------------------------------------------------------

     None of the officers receives compensation from the Funds, although officers may be reimbursed for reasonable travel expenses for attending meetings of the Board.

Required Vote
     Proposal 1, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. For a Trust that is made up of more than one Fund, the shareholders of all Funds within the Trust will vote together as a single class.


Your Board recommends that you vote "FOR" the election of each of the Nominees.

     PROPOSAL 2A -- TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST


Funds affected: All Funds except Pioneer Global Diversified Equity Fund, Pioneer Global Aggregate Bond Fund, Pioneer International Value Fund and Pioneer Europe Select Equity Fund.

Introduction
     You are being asked to approve the adoption of an Amended and Restated Declaration of Trust (the "Amended Declaration") in the form appearing in Part II, Section 13, of this Joint Proxy Statement. If approved, the Amended Declaration will be a standardized governing document for the Funds that will simplify administration and oversight of the Funds and grant the Boards greater discretion to make decisions on behalf of the Funds without the need and expense of seeking shareholder approval when not required by law.

     Your Board recommends that you vote in favor of this proposal because the Amended Declaration will, among other things, minimize the time and expense of shareholder meetings and permit the Board to act quickly when it is in the interests of shareholders to do so. In addition, having a single, consistent form of governing document will enable the Boards to act more efficiently.

Purpose for Amending and Restating the Declarations of Trust
     Although federal law, particularly the 1940 Act, regulates many aspects of the governance of a mutual fund, every fund also is organized as a legal entity under state law. Each Fund affected by Proposal 2A is organized as a statutory trust (or a series of such trust) under Delaware law, which provides a legal framework for the general powers, duties, rights and obligations of the Trustees and shareholders of the Fund but leaves the more specific powers, duties, rights and obligations to be determined by the Trustees as set forth in the Fund's Declaration of Trust.

     The Fund Complex currently includes over 60 open-end Funds that are organized in 32 Trusts, the terms of which vary. The Declarations of Trust that are currently in place (collectively, the "Existing Declaration") are consistent, however, in that they do not afford the Trustees all of the flexibility and authority to act on behalf of Fund shareholders, without having to seek shareholder approval, that is permitted by applicable law. The Amended Declaration would permit the Trustees to take many actions without seeking the consent of shareholders, including making future amendments to the Amended Declaration and merging or terminating a Fund, subject to the limitations imposed by law.

     Many of the changes to the Existing Declaration that are reflected in the Amended Declaration may be made by the Trustees under the terms of the Existing Declaration without the approval or consent of shareholders, and each Fund's Board intends to make these changes even if the Amended Declaration is not approved by shareholders. Other changes which affect the voting rights of shareholders provided in the Existing Declaration will be made only if shareholders approve the Amended Declaration.

     The Amended Declaration will not change the investment objective, strategies, and policies of any Fund; each Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques currently being employed; no anticipated material adverse effect on any Fund's annual operating expenses and shareholder fees and services is expected; and each Fund will continue to furnish the same level of services to its shareholders.

Summary Comparison of Existing Declaration and Amended Declaration
     Set forth below is a comparison of some of the key differences between the Amended Declaration and the Existing Declaration. Shareholders are encouraged, however, to read the Amended Declaration in full, which appears in Part II,
Section 13, of this Joint Proxy Statement. This summary is qualified in its entirety by reference to the Amended Declaration.

     Shareholder Voting
     The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. All of these voting rights are provided under the Amended Declaration. The Amended Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Board without seeking the consent of shareholders. This provision permits the Board to act quickly in response to competitive or regulatory conditions without the cost and delay of a meeting of the shareholders when the Board believes that the action is in the best interests of shareholders. As discussed below, under the Amended Declaration, the Board has broader authority to merge or consolidate a Trust or any Fund into other entities, to reorganize a Trust or a Fund, to sell the assets of the trust or any Fund or class and to terminate the Trust or any Fund.

     The Amended Declaration gives the Boards the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of those shares as of the record date. This method of allocating voting power grants to each shareholder a vote commensurate with the economic interest the shareholder has in the Trust where there is more than one Fund in a Trust. Because Funds that are series of a Trust can have different share prices, under per share voting the shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares, even though their economic interest in the Trust in which both Funds are contained is the same. Some of the Existing Declarations permit either dollar-weighted voting or per share voting, while others permit only the latter.

     The Amended Declaration also provides that shareholders of all Funds and classes vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more Funds or classes of shares. Under the Existing Declaration, shares are voted by individual Funds or class unless the 1940 Act requires that shares be voted in the aggregate or the Trustees determine that the matter affects the interests of more than one Fund or class. The Trustees believe that aggregate voting should be the general rule rather than the exception, though of course issues that affect only one Fund within a Trust or class of shares would be voted on only by the shareholders of that Fund or class.

     The Amended Declaration provides the Trustees with discretion to set the quorum required for the transaction of business by the shareholders, which shall in no event be less than thirty percent (30%) of those entitled to vote. The Existing Declaration sets the quorum requirement at one-third (1/3) of the outstanding shares entitled to vote.

     Power to Amend the Declaration of Trust
     The Amended Declaration permits the Board to make future amendments to the Amended Declaration without seeking shareholder approval, subject to the limitations imposed by the 1940 Act. The Amended Declaration authorizes the Trustees to amend the Declaration by majority vote, except with respect to changes to the provisions relating to the number, qualification, terms, election, retirement, removal, and replacement of trustees, which require the vote of two-thirds (2/3) of the Trustees. The Existing Declaration requires the Board to seek shareholder approval for any amendment to the Existing Declaration that: (i) affects the voting powers specifically granted to the shareholders in the Existing Declaration; (ii) changes the amendment provisions of the Existing Declaration; or (iii) is required by law or the Trust's registration statement.

     By allowing future amendments without the need of obtaining shareholder approval, the Amended Declaration gives the Trustees the necessary authority to react quickly to future contingencies. A Board still would be required to submit a future amendment to a vote of a Fund's shareholders if such a vote were required by applicable law, and a Board could determine at any time to submit a future amendment for a vote of the shareholders, even though not required by law or by the Amended Declaration.

     Power to Merge, Consolidate or Terminate a Fund
     The Amended Declaration gives the Board broad authority to merge or consolidate a Trust or a Fund into one or more statutory trusts or other business entities or series or classes thereof without shareholder approval where approval of shareholders is not otherwise required under the 1940 Act. The Amended Declaration also gives the Board the power, without shareholder approval, to sell all or substantially all of a Fund's assets to another fund or entity, again where shareholder approval is not required by the 1940 Act. The Existing Declaration permits the Board, also without shareholder approval, to merge or consolidate the Fund into one or more other entities, but only for the purpose of changing the Fund's form or place of organization.

     These reorganization provisions of the Amended Declaration will permit the Boards, in the future, to reduce the number of separate legal entities in the Pioneer fund complex that are registered with the Securities and Exchange Commission (the "SEC") by reorganizing the Funds into fewer Trusts. Reducing the number of registered entities is expected to simplify the administration of the Funds and may help achieve certain economies, such as in registration fees paid by the Funds.

     The reorganization provisions of the Amended Declaration also will permit the Boards to combine Funds with other funds, including other Pioneer mutual funds, without shareholder approval if shareholder approval is not otherwise required under the 1940 Act. The 1940 Act currently requires fund combinations to be approved by shareholders when, for example, the merging or reorganizing fund does not have the same investment adviser and/or sub-adviser, or pays lower advisory or distribution fees, or has different fundamental policies. The Boards may approve such combinations to eliminate overlapping or duplicative Funds.

     The Amended Declaration permits the Board to terminate the Trust or a Fund with notice to, but without the approval of, shareholders. The Existing Declaration permits the Board to terminate the Trust or a Fund without shareholder approval if a majority of the Trustees determines that the continuation of the Trust or Fund is not in the best interests of the Trust, such Fund, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Fund to conduct its business and operations in an economically viable manner.

     The Amended Declaration provides that the Trustees shall provide for the payment of all known liabilities of a terminated Trust or Fund before distributing assets to shareholders. The Existing Declaration contains similar but not identical provisions.

     Trustees
     The Amended Declaration provides that the Board may establish the number of Trustees without limitation; the Existing Declaration gives the Trustees the discretion to select their number but requires there to be no less than one (1) and no more than fifteen (15) Trustees on the Board.

     The Amended Declaration provides that any Trustee may be removed at any time for any reason by a majority of the Board or by a two-thirds (2/3) majority of the outstanding shares of the Trust. The Existing Declaration contains similar provisions. The Amended Declaration also permits the Board to establish, by a two-thirds (2/3) majority, a written policy providing for a mandatory retirement age or term limit for all Trustees, which shall have the effect of automatically removing any Trustee upon reaching the stated retirement age or term limit. The Existing Declaration does not contain such a provision.

     The Amended Declaration provides that, in the event no Trustee is left on the Board, vacancies may be filled by duly elected officers of the Trust or by any other manner permitted under the 1940 Act. The Existing Declaration makes no provision for filling vacancies if no Trustees remain on the Board.

     Indemnification and Liability of Trustees, Officers, Employees and Shareholders
     The Amended Declaration provides that shareholders are not personally liable for the obligations of a Trust or a Fund and requires the Fund to indemnify its shareholders against any liability arising solely from the shareholder's ownership of shares in the Fund. In addition, the Amended Declaration provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Shareholder indemnification is not permitted under the Amended Declaration for taxes paid by reason of a shareholder's ownership of shares or for losses caused because of a loss of value of Fund assets. The Existing Declaration indemnifies shareholders for any liability arising solely by reason of the shareholder being or having been a shareholder. The Existing Declaration does not contain an explicit limitation on shareholder indemnification for taxes paid because of share ownership or because of a loss in value of Fund assets.

     The Amended Declaration provides that no Trustee, officer or employee of the Fund shall be liable to the Fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Existing Declaration grants Trustees and officers similar protection from liability but adds that they must have exercised reasonable care and have acted in the reasonable belief that their actions are in the best interests of the Trust.

     The Amended Declaration provides that Trustees may rely on the advice of counsel or other experts regarding the meaning and operation of the Amended Declaration and shall be under no liability for any act of omission in accordance with such advice or merely failing to follow such advice. The Amended Declaration also permits Trustees to rely in good faith on the books of account of the Fund and upon any written reports made to the Trustees by any officer appointed by them, any independent registered accounting firm, and any other party with which the Trust contracts. The Existing Declaration provides that a Trustee, officer or employee may rely in good faith on the advice of counsel and on reports prepared by Fund employees, the investment adviser, distributor, transfer agent, dealers, accountants or other experts and consultants, provided that the selection of such person was made with reasonable care by the Board.

     The Amended Declaration provides that the appointment or designation of a Trustee as chairperson, a member of a committee, an expert, lead Independent Trustee, or any other special appointment shall not impose any heightened standard of care or liability on such Trustee. There is no analogous provision in the Existing Declaration.

     The Amended Declaration requires the Fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended Declaration extends to Trustees, officers and employees of the Fund the full protection from liability that the law allows.

     The Existing Declaration contains a similar indemnification provision but excludes indemnification for anyone who is adjudicated to be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, or not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. The Existing Declaration prohibits indemnification for settlements unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duties by a court, a majority of the Trustees who are not interested persons or parties, a written opinion of independent legal counsel, or a vote of a majority of the outstanding shares entitled to vote.

     Shareholder/Derivative Actions
     The Amended Declaration sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Under the Amended Declaration, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund's Trustees. The Amended Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have ninety (90) days, which may be extended by an additional sixty (60) days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.

     The Amended Declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected Fund or class of shares of the successor Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the procedures required by the Amended Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees. The Amended Declaration also requires that any direct or derivative shareholder action against or on behalf of the Fund, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, in Boston, Massachusetts. In addition, shareholders have no right to jury trial for such an action.

     The Existing Declaration provides that shareholders owning shares representing at least 10% of the voting power of the affected shares or class of shares must join in a request for the Trustees to bring a derivative action. In addition, shareholders are required to provide the Trustees with a reasonable amount of time to consider the shareholder request and to investigate the basis for the claim. The Trustees are entitled to retain counsel or other advisors, and shall require an undertaking by the shareholders making the request to reimburse the trust for the expenses of such advisors.

     The Existing Declaration also sets forth procedures and requirements for making a demand, but these provisions are not as detailed as those provided in the Amended Declaration. The provisions of the Amended and Existing Declarations regarding derivative actions are intended to save the time and expense of bringing a suit that the Board in its judgment does not believe would be in the best interests of the Fund and to align more closely the rights and powers of shareholders and the Board with respect to derivative actions to those of shareholders and directors, respectively, of a Delaware business corporation. The effect of these provisions may be to discourage suits brought in the name of a Trust or Fund by shareholders.

     Miscellaneous
     The Amended Declaration requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Funds may disclose such ownership if required by law or regulation. The Existing Declaration contains no comparable provision.

     The Amended Declaration permits but does not require the Trustees to maintain insurance for the protection of Fund property. The Existing Declaration requires the Trustees to maintain such insurance.

Required Vote
     To become effective for a Trust, this Proposal must be approved by a 1940 Act Majority Vote of the outstanding interests of that Trust, as such term is defined above in "Vote Required and Manner of Voting Proxies." Pursuant to their power under the Existing Trust, the Trustees have determined that because the Amended Declaration affects the interests of all Funds within each Trust, all votes of Funds that are series of the same Trust will vote together as a single class.

            Your Board recommends that you vote "FOR" this proposal.

        PROPOSAL 2B -- TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Funds affected: Pioneer International Value Fund and Pioneer Europe Select Equity Fund

Introduction
     Shareholders of Pioneer International Value Fund and Pioneer Europe Select Equity Fund are being asked to approve the reorganization of each Fund as newly-created series of a newly-formed Delaware statutory trust. If approved, the reorganization of a Fund will result in the Fund having a standardized governing document that will simplify administration and oversight of the Fund and grant the Board greater discretion to make decisions on behalf of the Fund without the need and expense of seeking shareholder approval when not required by law.

     Your Board recommends that you vote in favor of the reorganization of your Fund because the governing document of the newly-formed Delaware statutory trust into which your Fund will be reorganized will, among other things, minimize the time and expense of shareholder meetings and permit the Board to act quickly when it is in the interests of shareholders to do so. In addition, having a single, consistent form of governing document will enable the Boards to act more efficiently.

     Shareholders of each Fund are being asked to approve the proposed Agreement and Plan of Reorganization (the "Reorganization"), substantially in the form appearing in Part II, Section 14, of this Joint Proxy Statement. The Reorganization contemplates:

     (i) transfer of all of the assets of each of Pioneer International Value Fund and Pioneer Europe Select Equity Fund (each, a "Predecessor Fund") to a series (each, a "Successor Fund") of a newly-organized Delaware trust in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund;

     (ii) distribution to each shareholder of each class of each Predecessor Fund of the same number of shares of the corresponding class of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Predecessor Fund held by the shareholder on the Closing Date; and

     (iii) subsequent complete liquidation of each Predecessor Fund.

     For a more detailed discussion of the terms of the Plan of Reorganization, please refer to "Summary of Plan of Reorganization" below. If approved, it is expected that each reorganization will take effect after the close of business on or about July 1, 2008, although that date may be adjusted in accordance with the plan, as described below (the "Closing Date").

     The Successor Funds are newly-created series of newly-organized Delaware statutory trusts with no current assets or operations, that were formed specifically to acquire the assets of the corresponding Predecessor Funds. After the Reorganization of your Fund, you will be a shareholder of the corresponding Successor Fund and will hold the same proportionate interest in the same portfolio of assets as you held in the Predecessor Fund immediately prior to the Reorganization.

     Each Successor Fund will have the same investment objective and strategies as its corresponding Predecessor Fund and will have management agreements, distribution plans, distribution agreements, other service agreements and policies and procedures substantially identical to those of its corresponding Predecessor Fund. Elsewhere in this Joint Proxy Statement, shareholders of the Predecessor Funds are being asked to approve revised fundamental policies (Proposal 3), a new management agreement (Proposal 4) and operation under the manager of managers exemptive order (Proposal 5). If a Predecessor Fund's shareholders approve all of these proposals, then the revised fundamental policies, new management agreement and manager of managers exemptive order will apply to the corresponding Successor Fund. If shareholders approve fewer than all of these proposals, whichever proposals they approve will apply to the Successor Fund. The Reorganization will not change management fees or distribution fees payable by Predecessor Fund shareholders.

Reasons for the Reorganization
     Today, the Fund Complex includes over 60 mutual funds that are organized in 32 trusts, all of which, other than Pioneer International Value Fund and Pioneer Europe Select Equity Fund, are Delaware statutory trusts (or series of such Trusts). Each of Pioneer International Value Fund and Pioneer Europe Select Equity Fund is a Massachusetts business trust. Each such Fund is separately registered as an investment company with the SEC. Assuming shareholder approval of this Proposal 2B, Pioneer International Value Fund and Pioneer Europe Select Equity Fund will become separate series of Delaware statutory trusts, and the Delaware trusts will have Declarations of Trust containing terms substantially identical to those of the Declaration of Trust proposed for the other Trusts as described in Proposal 2A of this Joint Proxy Statement, a form of which may be found in Part II, Section 13. The reorganization of these Funds into Delaware statutory trusts will further the effort to streamline the administration of the Funds and standardize the terms of the Declarations of Trust of all of the Trusts while eliminating costs that are being incurred to operate different business entities in different legal jurisdictions.

Effects of the Reorganization
     Immediately after the Reorganization, shareholders of each Predecessor Fund will own shares of the same class of the corresponding Successor Fund that are equal in number and in value to the shares of the Predecessor Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The full value of your shares of a Predecessor Fund will be exchanged for shares of the same class of the corresponding Successor Fund without any sales load, commission or other transactional fee being imposed. For example, if you currently own 1000 Class A shares of a Predecessor Fund, immediately after the closing of the Reorganization, you would own 1000 Class A shares of the corresponding Successor Fund having the same net asset value as your original 1000 shares of the Predecessor Fund.

     As a result of the Reorganization, shareholders of each Predecessor Fund will become shareholders of the corresponding Successor Fund and each Successor Fund will be a series of a Delaware statutory trust. For a comparison of certain attributes of Delaware statutory trusts and Massachusetts business trusts, please see "Comparison of Delaware and Massachusetts Law and of the Declarations of Trust of the Predecessor Funds and the Successor Funds," below.

     For each Predecessor Fund, after the shareholders receive shares of the Successor Fund, shares of the Predecessor Fund will be cancelled and the Predecessor Fund will be terminated.

Board Considerations
     At meetings held on January 8, 2008, the Board of each Predecessor Fund and each Successor Fund approved the Reorganization, including the Plan of Reorganization. To assist the Boards in their consideration of the Reorganization, the Boards received in advance of their meetings materials and information about the restructuring proposal.

     At each Board's meeting, representatives of Pioneer made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their independent legal counsel to consider each Reorganization.

     In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available and their determinations were made separately in respect of each Predecessor Fund. The Trustees concluded that the interests of shareholders of each Predecessor Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Predecessor Fund and its shareholders.

Federal Income Tax Consequences
     The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a condition to the closing of the Reorganization, the parties must receive an opinion from counsel that the Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

     (a) neither a Predecessor Fund nor its corresponding Successor Fund will recognize any gain or loss as a result of the Reorganization;

     (b) the corresponding Successor Fund's tax basis in the Predecessor Fund's assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Predecessor Fund immediately prior to the Reorganization, and the Successor Fund's holding period of such assets will include the period during which the Predecessor Fund held such assets;

     (c) a Predecessor Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Successor Fund shares in exchange for such shareholder's Predecessor Fund shares pursuant to the Reorganization;

     (d) a Predecessor Fund shareholder's aggregate tax basis in the corresponding Successor Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Predecessor Fund shares held immediately before the Reorganization; and

     (e) a Predecessor Fund shareholder's holding period for the corresponding Successor Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Predecessor Fund shares, provided the shareholder holds the Predecessor Fund shares as capital assets on the date of exchange.

     The tax opinion described above will be based on then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by the Predecessor Funds and the Successor Funds.

Summary of the Plan of Reorganization
     Summarized below are important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, a form of which is set forth in Part II, Section 14, of this Joint Proxy Statement.

     The Plan of Reorganization provides that each Successor Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Predecessor Fund in exchange for shares of the Successor Fund. Subject to the satisfaction of the conditions described below, each Reorganization is scheduled to occur on the Closing Date or such later date as may be agreed upon by the parties. The number of full and fractional shares of the Successor Fund a shareholder will receive in the Reorganization will be equal to the number of full and fractional shares of the corresponding Predecessor Fund the shareholder owns on the Closing Date and will be of the same class.

     As part of the closing of the Reorganization, each Predecessor Fund will liquidate and distribute to its shareholders of record with respect to each class of shares of the Predecessor Fund, on a pro rata basis within that class, the shares of the Successor Fund of the corresponding class received in the Reorganization. This distribution will be accomplished by the transfer of the shares of the Successor Fund then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund shareholders. All issued and outstanding shares of the Predecessor Fund simultaneously will be cancelled on the books of the Predecessor Fund. The aggregate net asset value of each class of shares of the Successor Fund to be so credited to each corresponding class of shareholders of the Predecessor Fund shall be equal to the aggregate net asset value of the shares of the Predecessor Fund of the corresponding class owned by shareholders of the Predecessor Fund on the Closing Date. The Successor Fund will not issue certificates representing Successor Fund shares issued in connection with the exchange.

     After such distribution, the Predecessor Fund will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination and dissolution. The Board of the Predecessor Fund has determined that the interests of shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Predecessor Fund and its shareholders.

     The Plan of Reorganization may be terminated and the Reorganization of either Predecessor Fund abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of such Predecessor Fund, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable. The Plan of Reorganization provides that either Predecessor Fund or either Successor Fund may waive compliance with any of the covenants or conditions made therein for the benefit of such Predecessor Fund or Successor Fund as applicable, other than the requirements that: (1) the Plan of Reorganization be approved by shareholders of the Predecessor Fund and (2) the Predecessor Fund and the Successor Fund receive an opinion of counsel that the transactions contemplated by the Plan of Reorganization will constitute a tax-free reorganization for federal income tax purposes.

Summary Comparison of Delaware and Massachusetts Law
     Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, each mutual fund also is organized as an entity under state law. The Predecessor Funds are Massachusetts business trusts governed by their respective Declarations of Trust and by-laws. If the Reorganization of a Predecessor Fund is approved, the corresponding Successor Fund will be a series of a Delaware statutory trust, governed by its Declaration of Trust and by-laws, by applicable Delaware law and by federal law.

     The federal laws governing mutual funds apply to both the Predecessor and Successor Funds. However, there are differences between Delaware state law and Massachusetts state law, and shareholders should consider these differences when considering this Proposal.

     A fund organized as a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that statutory trust laws like those of Delaware provide.

     A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the "Delaware Act") and the fund's governing instrument. For a Delaware statutory trust, unlike a Massachusetts business trust, the law prescribes many aspects of corporate governance.

     Shareholders of a Delaware statutory trust generally are shielded from personal liability for the trust's debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not shielded by the form of organization from the trust's liabilities. Instead, a fund's declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund's acts or obligations. Each Predecessor Fund's declaration contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not shielded from personal liability for the obligations of the trust by the form of organization. The trustees of a Delaware statutory trust, on the other hand, generally are shielded from personal liability for the trust's acts or obligations under the Delaware Act. Courts in Massachusetts, however, have recognized limitations of a trustee's liability in contract actions for the obligations of a trust contained in the trust's declaration.

     The Delaware Act addresses the right of a shareholder to bring a derivative action against the trust if the trustees refuse to do so. Under the Delaware Act, a shareholder's derivative action may be subject to such additional standards and restrictions as are set forth in the declaration of trust. Massachusetts courts generally have required shareholders of business trusts to follow the provisions of the Massachusetts Business Corporation Act with respect to derivative lawsuits.

Summary Comparison of the Declarations of Trust of the Predecessor Funds and the Successor Funds
     The terms of the Declarations of Trust of the Successor Funds are substantially identical to those of the proposed Amended Declaration summarized in Proposal 2A of this Joint Proxy Statement, a form of which may be found in
Part II, Section 13. Set forth below is a brief comparison of certain provisions of the Declarations of Trust of the Predecessor Funds and the Declaration of Trust of the Successor Funds.

     Under the Declaration of Trust of the Successor Funds, the Board of each Successor Fund will have more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees to act more quickly to changes in competitive and regulatory conditions and, as a consequence, allow the Successor Fund to operate in a more efficient and economical manner (but will reduce the circumstances in which shareholder approval will be required). Delaware law also promotes ease of administration by permitting the Trustees to take certain actions, for example, establishing new investment series of the Successor Entity, without filing additional documentation with the state, which would otherwise require additional time and costs. The Trustees of the Successor Funds will have fiduciary obligations to act with due care and in the interest of the Successor Funds and the shareholders of the Successor Funds similar to their current fiduciary obligations.

     Shareholder Voting
     The 1940 Act requires a vote of shareholders on matters that Congress has determined may have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

     The Declaration of Trust of the Successor Funds provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Board without seeking the consent of shareholders. This permits the Board to act quickly in response to competitive or regulatory conditions without the cost and delay of a meeting of the shareholders when the Board believes that the action is in the best interests of shareholders. As discussed below, the Declaration of Trust of the Successor Funds gives the Board broad authority to merge or consolidate the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any fund or class to another entity, and to terminate the trust or any fund or class. Under the Declaration of Trust of the Predecessor Funds, shareholder approval generally is required to merge or terminate the trust or to sell all or substantially all of its assets.

     The Declaration of Trust of the Successor Funds gives the Boards the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of those shares as of the Record Date. This method of allocating voting power grants to each shareholder a vote commensurate with the economic interest the shareholder has in the Trust where there is more than one Fund in a Trust. Because Funds that are series of a Trust can have different share prices, under per share voting the shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares, even though their economic interest in the Trust in which both Funds are contained is the same. The Declaration of Trust of the Predecessor Funds provides for per share voting.

     The Declaration of Trust of the Successor Funds also provides that shareholders of all Funds and classes of the same Trust vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more Funds or classes of shares. Under the Declaration of Trust of the Predecessor Funds, all shares must be voted by individual series except when aggregate voting is permitted by the 1940 Act or the Trustees have determined that the matter affects only the interests of one or more series or class, in which case only the shareholders of the affected series or classes shall vote.

     Power to Amend the Declaration of Trust
     Subject to the limitations imposed by the 1940 Act, the Declaration of Trust of the Successor Funds authorizes the Trustees to amend the declaration without shareholder approval. By allowing amendments without the need of obtaining shareholder approval, the Declaration of Trust of the Successor Funds gives the Trustees the authority to react quickly to future contingencies. The Trustees still would be required to submit amendments to a vote of the shareholders if required by applicable law, and the Trustees could determine at any time to submit an amendment for a vote of the shareholders even though not required by law or by the declaration.

     The Declaration of Trust of the Predecessor Funds generally requires the Trustees to seek shareholder approval for any amendment except those that: (i) are required to conform to applicable laws and regulations; (ii) are requested by any federal agency or state securities regulator; or (iii) involve a name change or other changes that do not adversely affect shareholder rights. In addition, the Declaration of Trust of the Predecessor Fund of Pioneer International Value Fund permits the Trustees to amend the declaration to add to their duties, surrender their rights or powers, cure any ambiguity or eliminate or modify any provision that incorporates an existing requirement imposed by law or regulation if such law or regulation is changed in its wording or its interpretation.

     Power to Merge, Consolidate or Terminate a Fund
     The Declaration of each of the Successor Funds gives the Board broad authority to merge or consolidate a Fund into one or more statutory trusts or other business entities or series or classes thereof without shareholder approval where approval of shareholders is not otherwise required by law. The 1940 Act currently requires fund combinations to be approved by shareholders when, for example, the merging or reorganizing fund does not have the same investment adviser and/or sub-adviser, or pays lower advisory or distribution fees, or has different fundamental policies. The Declaration of Trust for the Successor Funds also gives the Board the power, without shareholder approval, to sell all or substantially all of a Fund's assets to another fund or entity, again where shareholder is not required by the 1940 Act. The Declaration of Trust of each of the Predecessor Funds requires shareholder approval of any merger, consolidation or sale of all or substantially all of the Fund's assets.

     The Declaration of Trust of each of the Successor Funds permits the Board to terminate the Trust or a Fund with notice to, but without the approval of, shareholders. The Declaration of Trust of each of the Predecessor Funds permits the Board to terminate the Trust or a Fund without shareholder approval if a majority of the Trustees determines that the continuation of the Trust or Fund is not in the best interests of the Trust, such Fund, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Fund to conduct its business and operations in an economically viable manner.

     Trustees
     The Declaration of Trust of the Successor Funds provides that the Board may establish the number of Trustees without limitation. The Declaration of Trust for the Predecessor Funds gives the Trustees the discretion to select their number but requires there to be no less than three (3) and no more than nine (9) Trustees in the case of the Pioneer Europe Select Equity Fund and no less than two (2) and no more than fifteen (15) Trustees in the case of the Pioneer International Value Fund.

     The Declaration of Trust of the Successor Funds provides that any Trustee may be removed at any time for any reason by a majority of the Board or by a two-thirds (2/3) majority of the outstanding shares of the Trust. The Declaration of Trust for the Predecessor Funds provides that a Trustee may be removed by two-thirds of the remaining Trustees or by two-thirds of the outstanding shares of the Trust, provided that, in the case of the Pioneer Europe Select Equity Fund, there are at least three (3) Trustees remaining after such action, or, in the case of the Pioneer International Value Fund, there are at least two (2) Trustees remaining after such action.

     The Declaration of Trust of the Successor Funds permits the Board to establish, by a two-thirds (2/3) majority, a written policy providing for a mandatory retirement age or term limit for all Trustees, which shall have the effect of automatically removing any Trustee upon reaching the stated retirement age or term limit. The Declaration of Trust for the Predecessor Funds does not contain a similar provision.

     The Declaration of Trust for the Successor Funds provides that, in the event no Trustee is left on the Board, vacancies may be filled by duly elected officers of the Trust or by any other manner permitted under the 1940 Act. The Declaration of Trust for the Predecessor Funds does not contain a similar provision for such circumstance.

     Indemnification and Liability of Trustees, Officers, Employees and Shareholders
     The Declaration of Trust for the Successor Funds provides that shareholders are not personally liable for the obligations of a Fund and requires the Fund to indemnify shareholders against any liability arising solely from the shareholder's ownership of shares in the Fund. The Declaration of Trust for the Successor Funds also provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Shareholder indemnification is not permitted under the Declaration of Trust for the Successor Funds for taxes paid by reason of a shareholder's ownership of shares or for losses caused because of a loss of value of Fund assets. The Declaration of Trust for the Predecessor Funds indemnifies shareholders for any liability arising by reason of the shareholder being or having been a shareholder but does not contain an explicit limitation on indemnification for taxes paid because of share ownership or because of a loss in value of Fund assets.

     The Declaration of Trust for the Successor Funds extends to Trustees, officers and employees of the Fund the fullest protection from liability that the law allows and, in addition, requires the Fund to indemnify them to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust for the Predecessor Funds contains a similar indemnification provision but excludes indemnification for anyone who shall have been adjudicated not to have acted in good faith in the reasonable belief that such action was in the best interest of the Trust. The Declaration of Trust for the Predecessor Funds prohibits indemnification for settlements unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duties by a court, a majority of the Trustees who are not interested persons or parties, written opinion of independent legal counsel, or vote of a majority of the outstanding shares entitled to vote.

     The Declaration of Trust for the Successor Funds provides that Trustees may rely on the advice of counsel or other experts regarding the meaning and operation of the Declaration of Trust for the Successor Funds and shall be under no liability for any act of omission in accordance with such advice or merely failing to follow such advice. The Declaration of Trust for the Successor Funds also permits Trustees to rely in good faith on the books of account of the Fund and upon any written reports made to the Trustees by any officer appointed by them, any independent registered accounting firm, and any other party with which the Trust contracts. The Declaration of Trust for the Predecessor Funds provides that Trustees may rely in good faith on the advice of counsel and on reports prepared by Fund employees, the investment adviser, distributor, transfer agent, dealers, accountants or other experts and consultants, provided that the selection of such person was made with reasonable care by the Board.

     Shareholder/Derivative Actions
     The Declaration of Trust for the Successor Funds sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Under the Declaration of Trust for the Successor Funds, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund's Trustees. The Declaration of Trust for the Successor Funds details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.

     The Declaration of Trust for the Successor Funds further provides that shareholders owning shares representing at least 10% of the voting power of the affected Fund or class of shares of the Successor Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the procedures required by the Declaration of Trust for the Successor Funds, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees. The Declaration of Trust for the Successor Funds also requires that any direct or derivative shareholder action against or on behalf of the Fund, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, in Boston, Massachusetts. In addition, shareholders have no right to jury trial for such an action.

     The Declaration of Trust for the Predecessor Funds is silent about derivative actions except that it provides that the Trustees shall have the power to dismiss any action, suit or claim, derivative or otherwise, that is brought in the name of the Trust. The Declaration of Trust for the Predecessor Funds also provides that shareholders shall have the same rights as a Massachusetts business corporation to vote on whether a lawsuit or claim should be brought derivatively or as a class action on behalf of the Fund or the shareholders thereof.

Required Vote
     To be approved for a Predecessor Fund, this Proposal must be approved by a "1940 Act Majority Vote" of the outstanding voting securities of that Predecessor Fund, with all classes of the Predecessor Fund voting together and not by class, as such term is defined above in "Vote Required and Manner of Voting Proxies." Approval of the Reorganization of either Predecessor Fund is not contingent on approval of the Reorganization of the other Predecessor Fund.

            Your Board recommends that you vote "FOR" this proposal.

            PROPOSAL 3 -- TO REVISE FUNDAMENTAL INVESTMENT POLICIES

Funds affected: All Funds except Pioneer Global Diversified Equity Fund and Pioneer Global Aggregate Bond Fund

Introduction
     The Funds, like all mutual funds, are required by law to have policies governing certain investment practices that may be changed only with shareholder approval. These policies are referred to as "fundamental." Currently, some of the Funds have fundamental policies that either are not required by law or are more restrictive than the law requires. Further, the policies on any given investment practice vary, sometimes considerably, from Fund to Fund.

     Each Fund's Board has reviewed the Fund's current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. At the Meeting, you will be asked to approve revised fundamental policies and eliminate other fundamental policies for your Fund(s). For certain Funds, shareholders will be asked to approve one or more additional fundamental policies. Similarly, as discussed below, shareholders of Funds with investment objectives that cannot be changed without shareholder approval are being asked to approve the reclassification of those investment objectives as non-fundamental. (Of course, the Funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses and/or statements of additional information.)

     Your Board recommends that you vote in favor of the proposals set forth below with respect to your Fund's fundamental policies because having unduly restrictive fundamental policies may prevent the Board from reacting quickly to events when it is in the interests of shareholders to do so and may require the Board to submit changes in such policies for shareholder approval. Your Board also believes that it is in the best interests of the Funds and the shareholders to minimize the time and expense of shareholder meetings when not required by law. In addition, the revised fundamental policies provide consistency and uniformity across the Funds to the extent possible. The revised fundamental policies are expected to facilitate the management of the Funds' portfolios and simplify the process of monitoring compliance with the Funds' fundamental policies.

Current and proposed fundamental policies
     The fundamental policies that will apply to each Fund, if approved, appear at the beginning of the discussion relating to that policy. Following each proposed policy, there is a chart that includes a description of each Fund's current fundamental policy, if any. For convenience, Funds are grouped together in those charts based on similarities in their current fundamental policies. You should look for the charts containing the existing fundamental policies for your Fund or Funds, as the case may be, and compare those policies to the proposed policies.

     Please note that the current policies presented below may not include the exact wording of the Funds' fundamental policies. For example, references to a particular Fund or to a "Portfolio" have been disregarded in favor of the consistent use of the term "Fund", grammatical differences, such as the use of singular versus plural and other immaterial variations in wording, are not reflected, and paragraph numbers in some fundamental policies that refer to other fundamental policies have been replaced with descriptions of the referenced policies.

Purpose of revising the Funds' fundamental policies
     The revised fundamental policies also are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It also is possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. As noted below, before a material change is made in a Fund's investment practices in response to the revised policies, the Fund's Board will approve such change and, if it is necessary or advisable, the Fund's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

     The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

     Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

     Each Fund has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the Funds' investment objectives, which remain unchanged (although the shareholders of certain Funds are being asked to reclassify their Funds' investment objective as non-fundamental; see Proposal 3-I).

     The revised fundamental policies give many of the Funds an increased ability to engage in certain investment practices, as described in more detail below (although for some Funds only technical or minor wording changes are being made for certain policies). If a particular Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. The actual investment practices of the Funds currently are not expected to change as a result of the revised policies. It is expected that each Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Fund's Board or investment adviser. A Fund's investment practices, however, could change in the future and for various reasons. Before a material change is made in a Fund's investment practices in response to the revised policies, the Fund's Board will approve such change and, if it is necessary or advisable, the Fund's prospectus or statement of additional information will be revised to disclose the change.

Required Vote
     The Funds affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section as well as the Fund's current fundamental policy. The descriptions in each section of the Funds' existing fundamental policies are general, and are qualified by reference to the text of the existing policies.

     Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund's fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund's existing fundamental policy on that investment practice will remain in effect.

     To be approved for a Fund, each proposal must receive a "1940 Act Majority Vote" of the outstanding voting securities of that Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

Proposal 3-A: Revise fundamental policy relating to borrowing money.

Fund affected: All Funds.

     Proposed fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the borrowing of money will be revised to read as follows:

     The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC's staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Current fundamental policies. The Funds' current fundamental policies on the borrowing of money are as follows:

------------------------------------------------------------------------------------------------------------------------------
 Fund                                          Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              The Fund may not borrow money, except the Fund may: (a) borrow
Pioneer Floating Rate Fund                     from banks or through reverse repurchase agreements [or mortgage
Pioneer Fundamental Growth Fund                dollar rolls that are accounted for as financings] in an amount up to
Pioneer Global High Yield Fund                 33 1/3% of the Fund's total assets (including the amount borrowed); (b)
Pioneer High Yield Fund                        to the extent permitted by applicable law, borrow up to an additional
Pioneer Protected Principal Plus Fund          5% of the Fund's assets for temporary purposes; (c) obtain such
Pioneer Protected Principal Plus Fund II       short-term credits as are necessary for the clearance of portfolio
Pioneer Research Fund                          transactions; (d) purchase securities on margin to the extent permitted
Pioneer Strategic Income Fund                  by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.
                                               Bracketed language applies only to Pioneer Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                      The Fund may not borrow money, except (i) on a temporary basis and
Pioneer AMT-Free CA Municipal Fund             (ii) to the extent permitted by applicable law, as amended and
Pioneer AMT-Free Municipal Fund                interpreted or modified from time to time by any regulatory authority
Pioneer Classic Balanced Fund                  having jurisdiction. [In the opinion of the SEC, the Fund's limitation on
Pioneer Cullen Value Fund                      borrowing includes any pledge, mortgage or hypothecation of assets.]
Pioneer Equity Opportunity Fund
Pioneer Fund                                   Bracketed language applies only to Pioneer Fund.
Pioneer Global Select Equity Fund
Pioneer Government Income Fund
Pioneer Growth Leaders Fund
Pioneer Growth Opportunities Fund
Pioneer High Income Municipal Fund
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Real Estate Shares
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund          The Fund may not borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund       The Fund may not borrow money, except from banks as a temporary
Pioneer International Value Fund    measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings [(including reverse repurchase agreements)] exceed 5% of the Fund's total assets.
                                    Bracketed language applies only to Pioneer Emerging Markets Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund           The Fund may not borrow money, except from banks as a temporary
Pioneer International Equity Fund   measure [to facilitate the meeting of redemption requests or](1) for
Pioneer Small Cap Value Fund        extraordinary [or](2) emergency purposes and except pursuant to reverse repurchase agreements and dollar rolls and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. [The Fund will not purchase securities while outstanding borrowings exceed 10% of the Fund's total assets.](3)
                                    Bracketed language applies as follows:
                                    (1)Pioneer International Equity Fund and Pioneer Small Cap Value Fund.
                                    (2)Pioneer Small Cap Value Fund.
                                    (3)Pioneer International Equity Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund   The Fund may not borrow money, except from banks to meet
                                    redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund        The Fund may not borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Fund                         Current Fundamental Policy
-------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund   The Fund may not borrow money, except from banks for extraordinary purposes or to meet redemptions in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund does not intend to borrow money during the coming year.
-------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy governing the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund's total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

     Currently, the borrowing policies of certain Funds limit borrowings to 5% of total assets, while the policies of other Funds limit borrowings to higher percentages of up to one-third of total assets. In addition, certain Funds may borrow only from banks and/or only for limited purposes such as the funding of shareholder redemption requests. Certain Funds' policies also limit the ability to purchase securities when borrowings are outstanding and/or limit the ability to pledge assets. The Funds' current borrowing policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks, limit the purchase of securities when loans are outstanding.

     As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

     If this proposal is approved, certain Funds will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. For example, certain of the Funds are currently not permitted to use leverage to attempt to increase income. Borrowing may cause the value of a Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period.

     Pioneer has advised each Fund's Board that the proposed revisions to the fundamental policy on borrowing, if adopted, are not expected to affect materially the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, the Board will approve such change and, if it is necessary or advisable, the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-B: Revise fundamental policy relating to underwriting.

Funds affected: All Funds.

     Proposed fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

     The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Current fundamental policies. The Funds' current fundamental policies on underwriting are as follows:



------------------------------------------------------------------------------------------------------------------------------
Fund                                           Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              The Fund may not act as an underwriter, except as it may be
Pioneer Cash Reserves Fund                     deemed to be an underwriter in a sale of restricted securities [held
Pioneer Equity Income Fund                     in its portfolio].
Pioneer Europe Select Equity Fund
Pioneer Global High Yield Fund                 Bracketed language applies to all Funds except Pioneer Cash Reserves
Pioneer High Yield Fund                        Fund, Pioneer Equity Income Fund and Pioneer Europe Select Equity Fund.
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer Protected Principal Plus Fund
Pioneer Protected Principal Plus Fund II
Pioneer Research Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                      The Fund may not act as an underwriter, except insofar as the Fund
Pioneer AMT-Free CA Municipal Fund             [technically] may be deemed to be an underwriter in connection with
Pioneer AMT-Free Municipal Fund                the purchase or sale of its portfolio securities.
Pioneer Classic Balanced Fund
Pioneer Cullen Value Fund                      Bracketed language applies to all Funds except Pioneer Floating
Pioneer Equity Opportunity Fund                Rate Fund.
Pioneer Floating Rate Fund
Pioneer Fund
Pioneer Global Select Equity Fund
Pioneer Government Income Fund
Pioneer Growth Leaders Fund
Pioneer Growth Opportunities Fund
Pioneer High Income Municipal Fund
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Real Estate Shares
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                               Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund      The Fund may not act as an underwriter, except to the extent that, in
Pioneer International Value Fund   connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund       The Fund may not underwrite any issue of securities, except in connection with the purchase of securities in accordance with its investment objective, policies and limitations, or participate on a joint or joint-and-several basis in any securities trading account.
------------------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Subject to certain exceptions, no Fund currently is permitted to act as an underwriter. The Funds' current underwriting policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

     Provisions under the Securities Act of 1933, as amended (the "1933 Act"), deem certain persons to be "underwriters" if those persons purchase a security from an issuer and later sell it. If a Fund is deemed to be an underwriter because it purchases a security and later resells it, it may be liable under the 1933 Act for material omissions or misstatements in an issuer's registration statement or prospectus. Although it is not believed that the application of any of these 1933 Act provisions would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. This interpretation is consistent with the current fundamental policies of many Funds, which include an exception that permits the Fund to dispose of portfolio securities even if, as a result of such disposition, the Fund would be deemed to be an underwriter.

     Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. Many Funds may from time to time invest in restricted securities. For those Funds investing in restricted securities, there may be a limited market for those securities. If those securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability.

     Pioneer has advised each Fund's Board that the proposed revisions to the fundamental policy on underwriting, if adopted, are not expected to affect materially the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, the Fund's Board will approve such change and, if it is necessary or advisable, the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

            Your Board recommends that you vote "FOR" this proposal.

Proposal 3-C: Revise fundamental policy relating to lending.

Funds affected: All Funds.

     Proposed fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on the lending of money or other assets will be revised to read as follows:

     The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Current fundamental policies. The Funds' current fundamental policies relating to lending are as follows:

------------------------------------------------------------------------------------------------------------------------------
Fund                                           Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              The Fund may not make loans, except by the purchase of debt
Pioneer Fundamental Growth Fund                obligations, by entering into repurchase agreements or through the
Pioneer Global High Yield Fund                 lending of portfolio securities.
Pioneer High Yield Fund
Pioneer Protected Principal Plus Fund
Pioneer Protected Principal Plus Fund II
Pioneer Research Fund
Pioneer Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                      The Fund may not make loans, except that the Fund may (i) lend
Pioneer AMT-Free CA Municipal Fund             portfolio securities [in accordance with the Fund's investment
Pioneer AMT-Free Municipal Fund                policies](1), (ii) enter into repurchase agreements, (iii) purchase all or a
Pioneer Classic Balanced Fund                  portion of an issue of [publicly distributed](1) debt securities, [bank
Pioneer Cullen Value Fund                      loans or](2) bank loan participation interests, bank certificates of
Pioneer Equity Opportunity Fund                deposit, bankers' acceptances, debentures or other securities, whether
Pioneer Floating Rate Fund                     or not the purchase is made upon the original issuance of the
Pioneer Fund                                   securities, (iv) participate in a credit facility whereby the Fund may
Pioneer Global Select Equity Fund              directly lend to and borrow money from other affiliated funds to the
Pioneer Government Income Fund                 extent permitted under the 1940 Act or an exemption therefrom, and
Pioneer Growth Leaders Fund                    (v) make loans in any other manner consistent with applicable law, as
Pioneer Growth Opportunities Fund              amended and interpreted or modified from time to time by any
Pioneer High Income Municipal Fund             regulatory authority having jurisdiction.
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund  Bracketed language applies as follows:
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Moderate Allocation Fund      (1)All Funds except Pioneer Floating Rate Fund.
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund                    (2)Pioneer Floating Rate Fund.
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Real Estate Shares
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund                  The Fund may not make loans, provided that (i) the purchase of debt
Pioneer Equity Income Fund          securities pursuant to the Fund's investment objective shall not be deemed loans for the purposes of this restriction; (ii) loans of portfolio securities as described, from time to time, under "Lending of Portfolio
                                    Securities" shall be made only in accordance with the terms and conditions therein set forth; and (iii) in seeking a return on temporarily available cash, the Fund may engage in repurchase transactions as described in the prospectus.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund       The Fund may not make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value Fund    The Fund may not make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of or investment in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund           The Fund may not make loans, except by the purchase of debt
Pioneer International Equity Fund   obligations in which the Fund may invest consistent with its
Pioneer Small Cap Value Fund        investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the prospectus and this statement of additional information.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund   The Fund may not make loans, provided that the lending of portfolio securities and the purchase of debt securities pursuant to the Fund's investment objective shall not be deemed loans for the purposes of this restriction.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund        The Fund may not make loans, except through the purchase of securities, including repurchase agreements, in accordance with its investment objective, policies and limitations.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund          The Fund may not make loans to any person, except by (a) the purchase of a debt obligation in which the Fund is permitted to invest and (b) engaging in repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans. SEC staff interpretations, however, currently prohibit a mutual fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

     The Funds' current fundamental policies on lending vary. All such policies generally prohibit the making of loans. Most such policies specify that investments in debt obligations and repurchase agreements, and many specify that the lending of portfolio securities, either are not subject to the restriction or do not constitute the making of loans. The Funds' current lending policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit securities lending and the use of repurchase agreements by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     If this proposal is approved, certain Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Loans would be made, however, only when the Fund's adviser or any sub-adviser believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other Funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds. The Funds have an application pending for such exemptive relief.

     Pioneer has advised each Fund's Board that the proposed revisions to the fundamental policy on lending, if adopted, are not expected to affect materially the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, the Fund's Board will approve such change and, if it is necessary or advisable, the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     A Fund would engage in lending money or other assets only to the extent consistent with its investment objective. Your Board recommends that you vote "FOR" this proposal.

Proposal 3-D: Revise fundamental policy relating to issuing senior securities.

Funds affected: All Funds.

     Proposed fundamental policy. If shareholders of a Fund, except Pioneer Bond Fund and Pioneer Tax Free Income Fund, approve this proposal, the Fund's current fundamental policy on the issuing of senior securities will be revised to read as follows:

     The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     Each of Pioneer Bond Fund and Pioneer Tax Free Income Fund currently does not have a stated fundamental policy relating to the issuing of senior securities. If shareholders of either Fund approve this proposal, that Fund will adopt a fundamental policy on the issuing of senior securities to read as stated in the immediately preceding paragraph.

Current fundamental policies. The Funds' current fundamental policies relating to issuing senior securities are as follows:

------------------------------------------------------------------------------------------------------------------------------
Fund                                           Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund                The Fund may not issue senior securities, except as permitted by the
Pioneer Global High Yield Fund                 1940 Act and the rules and interpretive positions of the SEC
Pioneer High Yield Fund                        thereunder.
Pioneer Protected Principal Plus Fund
Pioneer Protected Principal Plus Fund II
Pioneer Research Fund
Pioneer Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                      The Fund may not issue senior securities, except to the extent
Pioneer AMT-Free CA Municipal Fund             permitted by applicable law, as amended [and](1) [or](2) interpreted or
Pioneer AMT-Free Municipal Fund                modified from time to time by any regulatory authority having
Pioneer Classic Balanced Fund                  jurisdiction.
Pioneer Cullen Value Fund
Pioneer Equity Opportunity Fund                Bracketed language applies as follows:
Pioneer Floating Rate Fund
Pioneer Fund                                   (1)All Funds except Pioneer Select Research Growth Fund and Pioneer
Pioneer Global Select Equity Fund              Select Research Value Fund.
Pioneer Government Income Fund
Pioneer Growth Leaders Fund                    (2)Pioneer Select Research Growth Fund and Pioneer Select Research
Pioneer Growth Opportunities Fund              Value Fund.
Pioneer High Income Municipal Fund
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Real Estate Shares
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund       The Fund may not issue senior securities, except as permitted by
Pioneer International Value Fund    current fundamental policies relating to borrowing, lending and commodities. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the fundamental policy on pledging, mortgaging and hypothecating
                                    Fund assets are not deemed to be senior securities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund           The Fund may not issue senior securities, except as permitted by the
Pioneer International Equity Fund   Fund's borrowing, lending and commodity restrictions, and for
Pioneer Small Cap Value Fund        purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the
                                    Fund's investment policies, as described in the prospectus and the statement of additional information and in accordance with applicable
                                    SEC pronouncements, as well as the pledge, mortgage or
                                    hypothecation of the Fund's assets within the meaning of the fundamental investment restriction regarding pledging are not deemed to be senior securities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund          The Fund may not issue senior securities, except as permitted by
Pioneer Europe Select Equity Fund   restrictions relating to borrowing, commodities and [lending](1)
                                    [underwriting](2), and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign [currency](2) exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the
                                    Fund's assets within the meaning of the [fundamental](1) restriction relating to guarantees are not deemed to be senior securities.
                                    Bracketed language applies as follows:
                                    1Pioneer Equity Income Fund.
                                    2Pioneer Europe Select Equity Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund          The Fund may not issue senior securities, except that the issuance of multiple classes of shares, in accordance with a statute, regulation or order of the SEC, shall not constitute the issuance of a senior security.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                           Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund              No stated policy.
Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes without those borrowings being considered as senior securities.

     The proposed policy on the issuance of senior securities is similar to most Funds' current fundamental policies. Currently, most Funds are not permitted to issue senior securities, except as permitted by the 1940 Act or except to the extent that borrowings or certain investment practices (such as investing in options, futures and other derivatives) may be deemed to be the issuance of senior securities. The Funds' current policies, if any, concerning the issuance of senior securities are disclosed in their prospectuses and/or statements of additional information. The proposed policy, if adopted, will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The proposed policy, if adopted, will not affect the Funds' existing abilities to engage in these practices. Similarly, the proposed policy, if adopted, will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     Pioneer has advised each Fund's Board that, if adopted, the proposed fundamental policy on the issuance of senior securities is not expected to affect materially the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to this proposed policy, the Fund's Board will approve such change and, if it is necessary or appropriate, the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

            Your Board recommends that you vote "FOR" this proposal.

Proposal 3-E: Revise fundamental policy relating to real estate.

Funds affected: All Funds.

     Proposed fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on real estate will be revised to read as follows:

     The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     Current fundamental policies. The Funds' current fundamental policies relating to real estate are as follows:

------------------------------------------------------------------------------------------------------------------------------
Fund                                           Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              The Fund may not invest in real estate, except that the Fund may
Pioneer Fundamental Growth Fund                invest in securities of issuers that invest in real estate or interests
Pioneer Global High Yield Fund                 therein, securities that are secured by real estate or interests therein,
Pioneer High Yield Fund                        securities of real estate investment trusts and mortgage-backed
Pioneer Protected Principal Plus Fund          securities.
Pioneer Protected Principal Plus Fund II
Pioneer Research Fund
Pioneer Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                      The Fund may not invest in real estate, except (a) that the Fund may
Pioneer AMT-Free CA Municipal Fund             invest in securities of issuers that invest in real estate or interests
Pioneer AMT-Free Municipal Fund                therein, [securities that are secured by real estate or interests therein,]
Pioneer Classic Balanced Fund                  securities of real estate investment trusts, mortgage-backed securities
Pioneer Cullen Value Fund                      and other securities that represent a similar indirect interest in real
Pioneer Equity Opportunity Fund                estate; and (b) the Fund may acquire real estate or interests therein
Pioneer Floating Rate Fund                     through exercising rights or remedies with regard to an instrument
Pioneer Fund                                   or security.
Pioneer Global Select Equity Fund
Pioneer Government Income Fund                 Bracketed language applies to all Funds except Pioneer Real
Pioneer Growth Leaders Fund                    Estate Shares.
Pioneer Growth Opportunities Fund
Pioneer High Income Municipal Fund
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Real Estate Shares
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                     The Fund may not invest in real estate or interests therein, excluding readily marketable securities of companies that invest in real estate or real estate investment trusts.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund       The Fund may not purchase or sell real estate, except that the Fund may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv)
                                    purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value Fund    The Fund may not purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies
                                    (other than real estate limited partnerships) that invest in real estate or interests therein.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund           The Fund may not invest in real estate, commodities or commodity
Pioneer International Equity Fund   contracts, except that the Fund may invest in [securities of issuers that
Pioneer Small Cap Value Fund        invest in real estate or interests therein, securities that are secured by real estate or interests therein,] financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

                                    Bracketed language only applies to Pioneer Independence Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund   The Fund may not invest in real estate or interests therein, except that the Fund may invest in readily marketable securities, other than limited partnership interests, of companies that invest in real estate.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund        The Fund may not purchase or sell real estate (or real estate limited partnerships), but this shall not prevent the Fund from investing in
                                    Tax-Exempt Bonds or other permitted obligations secured by real estate or interests therein.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund          The Fund may not write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate. A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and real estate generally is considered illiquid. Investing in real estate may involve risks, including the risk that real estate generally is difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

     Currently, no Fund is permitted to purchase or hold real estate, but almost all are permitted to own securities secured by real estate or interests therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. As a general rule, the Funds currently do not intend to purchase or sell real estate. The Funds, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Funds will not be restricted by the revised policy from purchasing or selling real estate, although a Fund's investment program may not contemplate these investments.

     As noted above, the revised policy will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (such as mortgages) that are secured by real estate or interests therein or real estate investment trust securities.

     Pioneer has advised each Fund's Board that the proposed revisions to the fundamental policy on investment in real estate, if adopted, are not expected to affect materially the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, the Fund's Board will approve such change and, if it is necessary or appropriate, the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     To the extent that investments in real estate are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets.

            Your Board recommends that you vote "FOR" this proposal.

Proposal 3-F: Revise fundamental policy relating to commodities.

Funds affected: All Funds.

     Proposed fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on commodities will be revised to read as follows:

     The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     Current fundamental policies. The Funds' current fundamental policies relating to commodities are as follows:

------------------------------------------------------------------------------------------------------------------------------
Fund                                              Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                         The Fund may not invest in commodities or commodity contracts,
Pioneer AMT-Free CA Municipal Fund                except that the Fund may invest in currency instruments and
Pioneer AMT-Free Municipal Fund                   [currency](1) contracts and financial instruments and [financial]1
Pioneer Bond Fund                                 contracts that might be deemed to be commodities and commodity
Pioneer Classic Balanced Fund                     contracts [in accordance with applicable law](1). [A futures contract, for
Pioneer Cullen Value Fund                         example, may be deemed to be a commodity contract.](2)
Pioneer Equity Opportunity Fund
Pioneer Floating Rate Fund                        Bracketed language applies as follows:
Pioneer Fund
Pioneer Fundamental Growth Fund                  (1)All Funds except:
Pioneer Global High Yield Fund                      Pioneer Bond Fund
Pioneer Global Select Equity Fund                   Pioneer Fundamental Growth Fund
Pioneer Government Income Fund                      Pioneer Global High Yield Fund
Pioneer Growth Leaders Fund                         Pioneer High Yield Fund
Pioneer Growth Opportunities Fund                   Pioneer Protected Principal Plus Fund
Pioneer High Income Municipal Fund                  Pioneer Protected Principal Plus Fund II
Pioneer High Yield Fund                             Pioneer Research Fund
Pioneer Ibbotson Aggressive Allocation Fund         Pioneer Strategic Income Fund
Pioneer Ibbotson Conservative Allocation Fun     (2)Pioneer Government Income Fund.
Pioneer Ibbotson Growth Allocation Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                              Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Protected Principal Plus Fund
Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
Pioneer Value Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Select Equity Fund
Pioneer International Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund                   The Fund may not invest in real estate, commodities or commodity
Pioneer International Equity Fund           contracts, except that the Fund may invest in [securities of issuers that
Pioneer Small Cap Value Fund                invest in real estate or interests therein, securities that are secured by real estate or interests therein,] financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

                                            Bracketed language only applies to Pioneer Independence Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                The Fund may not purchase or sell commodities or commodity contracts except options, financial futures or options on financial futures contracts in accordance with its investment objective, policies, and restrictions, or invest in oil, gas or other mineral leases, exploration or development programs, or write or purchase puts, calls, straddles, spreads or any combination thereof.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                  The Fund may not write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.
------------------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures. A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

     Most Funds currently are not permitted to invest in commodities or commodity contracts. Most Funds, however, are permitted to invest in certain types of derivatives and financial commodities, such as futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies. The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments, although a Fund's investment program may not contemplate these investments. Except as to Funds that currently are not permitted to invest in futures contracts or are limited as to investments in commodities, the revised policy will not affect the Funds' ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

     There may be instances when investing in physical commodities may be complementary to a Fund's other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. If the Board determines that it is necessary or appropriate, a Fund's prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund's assets is invested in physical commodities.

     It is not believed that certain financial instruments such as interest rate or stock index futures contracts are "commodities." In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     Pioneer has advised each Fund's Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts, if adopted, are not expected to affect materially the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to this revised policy, the Fund's Board will approve such change and, if it is necessary or appropriate, the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     To the extent that investments in commodities are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-G: Revise fundamental policy relating to concentration.

     1. Funds affected: All Funds except Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund.

     Proposed fundamental policy. If shareholders of a Fund, except Pioneer Tax Free Income Fund and Pioneer Real Estate Shares Portfolio, approve this proposal, the Fund's current fundamental policy on concentration will be revised to read as follows:

     Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry.

     Pioneer Tax Free Income Fund currently does not have a stated fundamental policy relating to concentration. If shareholders of that Fund approve this proposal, that Fund will adopt a fundamental policy on concentration to read as stated in the immediately preceding paragraph.

     If shareholders of Pioneer Real Estate Shares Portfolio approve this proposal, the Portfolio's current fundamental policy on concentration will be revised to read as follows:

     Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated in any one industry.

     Current fundamental policies. The Funds' current fundamental policies on concentration are as follows:


------------------------------------------------------------------------------------------------------------------------------
Fund                                      Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                         The Fund may not invest 25% or more of its total assets in the securities of one or more issuers (excluding the U.S. government or its agencies or instrumentalities) conducting their principal business activities in the same industry. For purposes of this restriction the electric utility, natural gas utility, and telephone industries shall be considered separate industries.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                 The Fund may not concentrate its investments in securities of
Pioneer Classic Balanced Fund             companies in any particular industry [or group of industries].(1) [The
Pioneer Cullen Value Fund                 Fund's policies on concentration do not apply to investments in U.S.
Pioneer Emerging Markets Fund             government securities.](2)
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund           Bracketed language applies as follows;
Pioneer Europe Select Equity Fund
Pioneer Floating Rate Fund               (1)Applies to Pioneer Oak Ridge Large Cap Growth Fund and
Pioneer Fund                              Pioneer Oak Ridge Small Cap Growth Fund.
Pioneer Fundamental Growth Fund
Pioneer Global High Yield Fund           (2)Pioneer Equity Income Fund.
Pioneer Global Select Equity Fund
Pioneer Government Income Fund
Pioneer Growth Leaders Fund
Pioneer Growth Opportunities Fund
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Protected Principal Plus Fund
Pioneer Protected Principal Plus Fund II
Pioneer Research Fund
Pioneer Select Growth Fund
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Select Value Fund
Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                            Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund                 The Fund may not invest 25% or more of the value of its total assets
Pioneer AMT-Free CA Municipal Fund              in any one industry, provided that this limitation does not apply to
Pioneer High Income Municipal Fund              municipal securities [other than those municipal securities backed only by assets and revenues of non-governmental issuers].

                                                Bracketed language applies only to Pioneer AMT-Free Municipal Fund and Pioneer AMT-Free CA Municipal Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund     The Fund may not concentrate 25% or more of its total assets in
Pioneer Ibbotson Conservative Allocation Fund   securities of companies in any particular industry or group of
Pioneer Ibbotson Growth Allocation Fund         industries; however the Fund may invest up to 100% of its total assets
Pioneer Ibbotson Moderate Allocation Fund       in securities of investment companies.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares                      The Fund will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, the Fund may not concentrate its investments in securities of companies in any particular industry.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                    No stated policy.
------------------------------------------------------------------------------------------------------------------------------

     Discussion. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

     Each Fund except Pioneer Real Estate Shares and Pioneer Tax Free Income Fund currently has a fundamental policy that prohibits it from concentrating its investments in a particular industry. Each of Pioneer Ibbotson Aggressive Allocation Fund, Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Moderate Allocation Fund, however, may invest up to 100% of its total assets in securities of investment companies, and Pioneer Real Estate Shares may invest 25% or more of its total assets in securities issued by companies in the real estate industry. All Funds' current policies about concentration are disclosed in their prospectuses and/or statements of additional information.

     The existing policies of some Funds incorporate the 25% test noted above, that is, the SEC's current interpretation of concentration. If this interpretation were to change, those Funds would not be able to change their concentration policies without seeking shareholder approval. The proposed policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be permitted from time to time. As applied to Pioneer Real Estate Shares, the proposed policy would permit that Fund to continue concentrating its total assets in securities issued by companies in the real estate industry regardless of any change in the 25% test noted above.

     With respect to all Funds, the proposed policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

     The proposed policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. For example, Funds currently may classify financial services companies according to the end users of services (making automobile finance, bank finance and diversified finance each a separate industry), and utility companies according to services (making gas, gas transmission, electric and telephone each a separate industry). Other Funds currently treat industries such as telecommunications, electric utilities and gas utilities as separate industries. These interpretations and classifications may change over time and, if it is necessary or appropriate, will be explained in the Fund's prospectus or statement of additional information.

     Under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

           Your Board recommends that you vote "FOR" this proposal.

   2. Funds affected:

Pioneer Cash Reserves Fund                Pioneer Tax Free Money Market Fund
Pioneer Institutional Money Market Fund   Pioneer Treasury Reserves Fund

     Proposed fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy on concentration will be revised as follows:

     Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

     Current fundamental policies. The Funds' current fundamental policies on concentration are as follows:

------------------------------------------------------------------------------------------------------------------------------
Fund                                      Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                The Fund may not, except with respect to investments in obligations of
                                          (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Fund would be in the securities of any one issuer, or (ii) more than 25% of its assets would be in a particular industry.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money Market Fund   The Fund may not concentrate its investments in securities of
Pioneer Treasury Reserves Fund            companies in any particular industry.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund        The Fund may not invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. The Fund's policy does not apply to investments in U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

     Discussion. Each of the Funds is a money market fund. Money market funds are subject to special SEC rules relating to concentration in the securities of any one issuer. The rules do not provide for any limit on a money market fund's concentration in any one industry, and allow a money market fund to invest without limit in obligations of banks without being deemed to concentrate their investments. Pioneer Cash Reserves Fund currently may invest without limit in bank obligations. The other Funds currently have not reserved the right to invest without limit in bank obligations. For these Funds, the revised policy will permit the Funds to take advantage of the flexibility to invest in bank obligations that the SEC has granted to money market funds.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-H: Remove the fundamental policy relating to diversification.

Funds affected:

Pioneer AmPac Growth Fund                       Pioneer International Equity Fund
Pioneer AMT-Free CA Municipal Fund              Pioneer International Value Fund
Pioneer AMT-Free Municipal Fund                 Pioneer Mid Cap Growth Fund
Pioneer Bond Fund                               Pioneer Mid Cap Value Fund
Pioneer Classic Balanced Fund                   Pioneer Oak Ridge All Cap Growth Fund
Pioneer Cullen Value Fund                       Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Emerging Markets Fund                   Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Equity Income Fund                      Pioneer Protected Principal Plus Fund
Pioneer Equity Opportunity Fund                 Pioneer Protected Principal Plus II Fund
Pioneer Europe Select Equity Fund               Pioneer Real Estate Shares
Pioneer Fund                                    Pioneer Research Fund
Pioneer Fundamental Growth Fund                 Pioneer Select Research Growth Fund
Pioneer Government Income Fund                  Pioneer Select Research Value Fund
Pioneer Growth Leaders Fund                     Pioneer Short Term Income Fund
Pioneer Growth Opportunities Fund               Pioneer Small and Mid Cap Growth Fund
Pioneer High Yield Fund                         Pioneer Small Cap Value Fund
Pioneer Ibbotson Aggressive Allocation Fund     Pioneer Strategic Income Fund
Pioneer Ibbotson Conservative Allocation Fund   Pioneer Tax Free Income Fund
Pioneer Ibbotson Growth Allocation Fund         Pioneer Tax Free Money Market Fund
Pioneer Ibbotson Moderate Allocation Fund       Pioneer Treasury Reserves Fund
Pioneer Independence Fund                       Pioneer Value Fund
Pioneer Institutional Money Market Fund

     Proposed elimination of fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy requiring diversification of investments will be eliminated. Despite this change, each Fund's status as a diversified fund will continue to be changeable to non-diversified only with the approval of the Fund's shareholders. There is no current plan to seek shareholder approval to change any Fund to a non-diversified fund.

     Current fundamental policies. The Funds' current fundamental policies relating to diversification are as follows:


------------------------------------------------------------------------------------------------------------------------------
Fund                Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund   The Fund may not make any investment inconsistent with the Fund's status as a diversified investment company under the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                           Current Fundamental Policy
Pioneer Emerging Markets Fund                  With respect to 75% of its total assets, the Fund may not purchase
Pioneer Fundamental Growth Fund                securities of an issuer (other than the U.S. government, its agencies or
Pioneer High Yield Fund                        instrumentalities), if (a) such purchase would cause more than 5% of
Pioneer Independence Fund                      the Fund's total assets, taken at market value, to be invested in the
Pioneer International Equity Fund              securities of such issuer, or (b) such purchase would at the time result
Pioneer International Value Fund               in more than 10% of the outstanding voting securities of such issuer
Pioneer Protected Principal Plus Fund          being held by the Fund.
Pioneer Protected Principal Plus Fund II
Pioneer Research Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                      The Fund may not make any investment inconsistent with its
Pioneer AMT-Free CA Municipal Fund             classification as a diversified open-end investment company (or series
Pioneer AMT-Free Municipal Fund                thereof) under the 1940 Act.
Pioneer Classic Balanced Fund
Pioneer Cullen Value Fund
Pioneer Equity Opportunity Fund
Pioneer Fund
Pioneer Government Income Fund
Pioneer Growth Leaders Fund
Pioneer Growth Opportunities Fund
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Institutional Money Market Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge All Cap Growth Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Real Estate Shares
Pioneer Select Research Growth Fund
Pioneer Select Research Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund
Pioneer Tax Free Money Market Fund
Pioneer Treasury Reserves Fund
Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund          In order to remain a diversified investment company under the 1940
                                    Act, it is a Fundamental investment policy of the Fund that at least
                                    75% of the value of the Fund's total assets must be represented by cash and cash items, government securities, securities of other investment companies, and other securities, which, for the purpose of this calculation, is limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the
                                    Fund and to not more than 10% of the outstanding voting securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund   At least 75% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

                                    The Fund may not purchase securities of an issuer (other than the
                                    U.S. government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund        The Fund may not purchase any security (other than obligations of the
                                    U.S. government, its agencies or instrumentalities), if as a result: (a)
                                    more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer; or (b) as to 75% of the value of the Fund's total assets, more than 5% of the value of the
                                    Fund's total assets would then be invested in securities of any single issuer. For the purpose of this limitation, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund      Although the Fund is classified as non-diversified for purposes of the
                                    1940 Act, the Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund          The Fund may not except with respect to investments in obligations of
                                    (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Fund would be in the securities of any one issuer, or (ii) more than 25% of its assets would be in a particular industry.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

     Discussion. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund's assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds

(including the Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and the Internal Revenue Service (the "IRS") requirements. The 1940 Act, however, does not require that investment policies on diversification be fundamental policies.

     The existing policies on diversification of many Funds generally recite the 1940 Act requirements as in effect today. If the requirements for diversification were to change, these Funds may not be able to take advantage of that change without seeking shareholder approval. For these Funds, elimination of the policies on diversification will not change the extent to which these Funds' assets may be invested in a single issuer unless and until the 1940 Act requirements on diversification change.

     The existing policies on diversification of certain other Funds state that the Fund may not make any investment that is inconsistent with its classification as a diversified open-end investment company under the 1940 Act. These policies are unnecessary since they duplicate the 1940 Act requirements, as in effect from time to time. Accordingly, elimination of these policies will not change the extent to which these Funds' assets may be invested in a single issuer.

     For Pioneer Tax Free Income Fund, the current policy on diversification is more permissive than the current 1940 Act requirements. For this Fund, elimination of the policy on diversification generally will not change the extent to which this Fund's assets may be invested in a single issuer because, notwithstanding the Fund's fundamental policy, the more restrictive requirements of the 1940 Act will apply. If the 1940 Act requirements for diversification were to change, however, and become less restrictive than the Fund's current policies, this Fund may not be able to take advantage of that change without seeking shareholder approval.

     Pioneer Europe Select Equity Fund currently has an additional fundamental policy on diversification that prohibits the Fund from holding more than 10% of the voting securities of any one issuer. This fundamental policy is more restrictive than the 1940 Act because it applies to all of the Fund's assets rather than 75%. The Fund believes that this additional fundamental policy relating to diversification is unnecessary.

     Pioneer Global High Yield Fund currently is not classified as a diversified investment company under the 1940 Act and thus is not required by the 1940 Act to limit investments in individual issuers. Like most mutual funds, however, the Fund is required among other things to comply with issuer diversification requirements applicable to regulated investment companies under the Internal Revenue Code because the Fund receives, and intends to continue to receive, favorable U.S. federal income tax benefits offered to mutual funds by the Internal Revenue Code. Nothing under the 1940 Act or the Internal Revenue Code, however, requires a fund to adopt as a fundamental policy the Internal Revenue Code's issuer diversification requirements applicable to regulated investment companies in order to receive those benefits. As a result, the Fund believes that this fundamental policy relating to diversification for purposes of the Internal Revenue Code is unnecessary.

     As noted above, if a diversified Fund wishes to become non-diversified in the future, the diversified Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the diversified Fund must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the diversified Fund's fundamental policy on diversification.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-I: Convert the Fund's investment objective or objectives from fundamental to non-fundamental.

Funds affected: All Funds except Pioneer Independence Fund and Pioneer Select Value Fund.

     Proposal. If shareholders of a Fund approve this proposal, the Fund's investment objective or objectives will become non-fundamental, meaning that the investment objective or objectives may be changed without shareholder approval if the Board believes that it is in the best interests of shareholders to do so. There are no current plans to change the investment objective or objectives of any of these Funds.

     Discussion. The 1940 Act does not require that a fund's investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a fund's investment objective is non-fundamental, the objective may be changed by the fund's board if the board determines that it is in the best interests of shareholders to do so.

     If the Fund is able to change its investment objective or objectives without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Fund's Board determines to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. Shareholders, however, would be given prior notice of any change in the Fund's investment objective or objectives.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-J: Remove the fundamental policy relating to the purchase of illiquid securities.

Fund affected: Pioneer Tax Free Income Fund.

     Proposed elimination of fundamental policy. If shareholders of the Fund approve this proposal, the Fund's current fundamental policy concerning purchases of illiquid securities will be eliminated.

     Current fundamental policy. The Fund's current fundamental policy relating to the purchase of illiquid securities is as follows:

     The Fund may not knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets.

     Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to investments in illiquid securities. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If the Fund's current fundamental policy is eliminated, the Fund will, like many mutual funds, be able to invest a portion of its assets in illiquid securities, but it will remain subject to the position of the SEC's staff with respect to the purchase of illiquid securities, as that position may change from time to time. The Fund also will be subject to any other limitations on the purchase of illiquid securities imposed by the Fund's Board or investment adviser or any sub-adviser from time to time, as well as the Fund's other investment policies.

     Risks of purchasing illiquid securities include the risk that the Fund may not be able to dispose of them in a timely manner or at the prices at which the Fund has valued them. This could restrict the Fund's ability to raise cash for other investments or to respond to shareholder redemption requests. These securities may also be difficult to value accurately.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-K: Remove the fundamental policy relating to purchasing securities on margin.

Fund affected: Pioneer Cash Reserves Fund.

     Proposed elimination of fundamental policy. If shareholders of the Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin will be eliminated.

     Current fundamental policy. The Fund's current fundamental policy relating to purchasing securities on margin is as follows:

     The Fund may not purchase securities on margin.

     Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. Borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There are also costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period.

     The Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Fund's ability to borrow is governed by the Fund's policy on borrowing discussed in Proposal 3-A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the Fund's policy on senior securities discussed in Proposal 3-D. The Fund believes that the Fund's investment policies and the 1940 Act's rules governing the purchase of securities on margin provide adequate protection on this topic. If this fundamental policy is eliminated, the Fund will be permitted to purchase securities on margin subject to the Fund's other investment policies and applicable law. Shareholders should note that it is the current position of the SEC staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-L: Remove the fundamental policy relating to short sales.

Fund affected: Pioneer Cash Reserves Fund.

     Proposed elimination of fundamental policy. If shareholders of the Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from making short sales of securities will be eliminated.

     Current fundamental policy. The Fund's current fundamental policy relating to short sales is as follows:

     The Fund may not make short sales of securities.

     Discussion. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position.

     Mutual funds are not required to have a fundamental policy about engaging in short sales. The Fund believes that this fundamental policy is unduly restrictive. There may be circumstances in which the Fund's investment adviser or any sub-adviser believes that a short sale is in the best interests of the Fund. If this fundamental policy is eliminated, the Fund will be able to engage in short sales subject to the Fund's other investment policies and applicable law. Before the Fund engages in short sales to any material extent, the Fund's Board will approve such practice and, if it is necessary or appropriate, the Fund's prospectus or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitation on engaging in short sales imposed by the Fund's Board, investment adviser or any sub-adviser from time to time, as well as the Fund's other investment policies.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-M: Remove the fundamental policy relating both to purchasing securities on margin and making short sales.

Fund affected: Pioneer Tax Free Income Fund.

     Proposed elimination of fundamental policy. If shareholders of the Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin and making short sales of securities will be eliminated.

     Current fundamental policy. The Fund's current fundamental policy relating to purchasing securities on margin and making short sales is as follows:

     The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions and margin payments in connection with options, financial futures contracts and options on financial futures contracts.

     Discussion. The Fund currently has a policy that prohibits both the making of short sales of securities and the purchase of securities on margin. For discussions on making short sales of securities and purchasing securities on margin, please see Proposals 3-K and 3-L, respectively. As noted in those Proposals, the Fund believes that these restrictions are unnecessary and unduly restrictive. If this fundamental policy is eliminated, the Fund will be able to purchase securities on margin and engage in short sales subject to the Fund's other investment policies and applicable law.

            Your Board recommends that you vote "FOR" this proposal.

Proposal 3-N: Remove the fundamental policy relating to investments in other investment companies.

Fund affected: Pioneer Cash Reserves Fund and Pioneer Tax Free Income Fund.

     Proposed elimination of fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities of other investment companies or investment trusts will be eliminated.

     Current fundamental policy. Each Fund's current fundamental policy relating to investments in other investment companies is as follows:


------------------------------------------------------------------------------------------------------------------------------
Fund                           Current Fundamental Policy
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund     The Fund may not purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund   The Fund may not knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets.
------------------------------------------------------------------------------------------------------------------------------

     Discussion. The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a master-feeder or fund-of-funds structure was utilized. Outside of the master-feeder or fund-of-funds structures and subject to certain other exceptions, the 1940 Act limited a fund's investments in a single investment company to 3% of the purchased investment company's outstanding voting stock and to 5% of the fund's total assets and capped a fund's investments in all investment companies at 10% of the fund's total assets. Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies, though investments in unaffiliated investment companies still are subject to certain limitations. In addition, the SEC has recently granted exemption from the 1940 Act limits for funds investing in certain exchange-traded funds.

     Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Fund believes that its existing fundamental policy is unnecessary and may be unduly restrictive. If the Fund's fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund's other investment policies.

     Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may increase opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund's portfolio and achieve investment exposure to a particular asset class or type of investment.

     When a fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-O: Remove the fundamental policy relating to pledging or guaranteeing assets.


Funds affected:

Pioneer Emerging Markets Fund       Pioneer International Equity Fund
Pioneer Equity Income Fund          Pioneer International Value Fund
Pioneer Europe Select Equity Fund   Pioneer Small Cap Value Fund
Pioneer Independence Fund           Pioneer Tax Free Income Fund

     Proposed elimination of fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from guaranteeing the securities of another company and/or pledging or otherwise encumbering its securities will be eliminated.


     Current fundamental policies. The Funds' current fundamental policies relating to pledging or guaranteeing assets are as follows:


----------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
----------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund          The Fund may not guarantee the securities of any other company, or
Pioneer Europe Select Equity Fund   mortgage, pledge, hypothecate, assign or otherwise encumber as
Pioneer Independence Fund           security for indebtedness its securities or receivables in an amount
Pioneer International Equity Fund   exceeding the amount of the borrowing secured thereby.
Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund       The Fund may not pledge, mortgage, or hypothecate its assets, except
Pioneer International Value Fund    to secure indebtedness permitted by the current fundamental policy relating to borrowing and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund        The Fund may not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the fundamental policy on borrowing money, it may pledge securities having a market value at the time of pledge not exceeding 5% of the value of the
                                    Fund's total assets.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

     Discussion. The Funds currently have two different types of policies concerning pledging or guaranteeing assets. Some Funds are prohibited from pledging, mortgaging or hypothecating of Fund assets, except to secure borrowings consistent with its borrowing policy, and further prohibit, in any case, the pledging of securities exceeding 33 1/3% of the value of the Fund's total assets (5% in the case of Pioneer Tax Free Income Fund). The other Funds are prohibited from pledging, mortgaging, or hypothecating securities in an amount exceeding the amount secured by the Fund's borrowing.

     The Funds believe these fundamental policies are unduly restrictive and may prevent a Fund's investment adviser or any sub-adviser from acting in a manner the adviser or the sub-adviser believes to be in the best interests of shareholders. If these fundamental policies are eliminated, a Fund will be able to pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's other investment policies and applicable law and interpretations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund's policies on senior securities discussed in Proposal 3-D.

     Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained.

     The Funds currently intend to pledge their assets only to support their respective investment practices. It is impossible to predict what the lending terms will be when a Fund decides to borrow money, and whether more than 300% collateral coverage would be required. In any event, the Fund would take into account any then-applicable legal guidance, would be guided by the judgment of the Fund's Board and its adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought.


           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-P: Remove the fundamental policy relating to investments made for the purpose of exercising control or management of issuers.


Funds affected: Pioneer Cash Reserves Fund and Pioneer Europe Select Equity
Fund.


     Proposed elimination of fundamental policy. If shareholders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from investing in companies for the purpose of exercising control or management of the company will be eliminated.


     Current fundamental policies. The Funds' current fundamental policies relating to investments made for the purpose of exercising control or management of issuers are as follows:



----------------------------------------------------------------------------------------------------------
Fund                                Current Fundamental Policy
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund          The Fund may not invest in companies for the purpose of exercising control or management.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund   The Fund may not purchase securities for the purpose of controlling management of other companies.
----------------------------------------------------------------------------------------------------------


     Discussion. Investing for control of a company may subject a Fund to liability beyond the amount of its investment. The Fund could be liable to shareholders of the company, regulators and others for actions taken by the Fund or the company or on their behalf. The Funds currently intend to invest for control of a company only when and if, in the judgment of the Board, its investment adviser or any sub-adviser, such investment is advisable to protect the value of the Fund's investment or where the potential for gain is believed to outweigh the associated risks.

     The Funds' current fundamental policies relating to the exercise of control or management of issuers are believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions that no longer apply to the Funds and are not required by the 1940 Act. The elimination of these policies will simplify each Fund's compliance requirements and will provide the Fund's investment adviser or any sub-adviser greater flexibility to invest the Fund's assets as it deems appropriate, consistent with applicable law and the Fund's investment objectives and other investment policies.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-Q: Remove the fundamental policy relating to investments in affiliates.

Fund affected: Pioneer Tax Free Income Fund.

     Proposed elimination of fundamental policy. If shareholders of the Fund approve this proposal, the Fund's current fundamental policy relating to investments in affiliates will be eliminated.

     Current fundamental policy. The Fund's current fundamental policy relating to investments in affiliates is as follows:

     The Fund may not purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those officers and trustees of the Fund, or of the investment adviser or underwriter, who own individually or beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     Discussion. The 1940 Act prohibits certain transactions between a fund and its affiliates and limits the ability of a fund to invest in securities of its affiliates. The Fund believes that it is unnecessary to have a fundamental policy that goes beyond the 1940 Act. The Fund's current fundamental policy on purchasing securities of affiliates is more restrictive than the 1940 Act limitations on investing in affiliates. If this fundamental policy is eliminated, the Fund would be able to invest in affiliates so long as those transactions comply with applicable law, including the 1940 Act.

     The Fund's current fundamental policy relating to investments in affiliates is believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions that no longer apply to the Fund and are not required by the 1940 Act. The elimination of this policy will simplify the Fund's compliance requirements and will provide the Fund's investment adviser or any sub-adviser greater flexibility to invest the Fund's assets as it deems appropriate, consistent with applicable law and the Fund's investment objective and other investment policies.

           Your Board recommends that you vote "FOR" this proposal.

Proposal 3-R: Remove the fundamental policy relating to investments in convertible debt securities rated below investment grade.

Fund affected: Pioneer Europe Select Equity Fund.

     Proposed elimination of fundamental policy. If shareholders of the Fund approve this proposal, the Fund's current fundamental policy concerning investments in convertible debt securities rated below investment grade will be eliminated.

     Current fundamental policy. The Fund's current fundamental policy relating to investments in convertible debt securities rated below investment grade is as follows:

     The Fund may not invest more than 5% of its total assets in convertible debt securities rated by a national ratings agency below investment grade.

     Discussion. The Fund believes that this fundamental policy limiting investments in convertible debt securities rated below investment grade is unduly restrictive. The Fund's current fundamental policy is not required by the 1940 Act. Moreover, although the Fund has no current intention to increase its investment in those types of securities, the elimination of this policy will simplify the Fund's compliance requirements. It also will provide the Fund's investment adviser or any sub-adviser greater flexibility to invest the Fund's assets as it deems appropriate, consistent with applicable law and the Fund's investment objective and other investment policies.

            Your Board recommends that you vote "FOR" this proposal.

PROPOSAL 4 -- TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT WITH
                      PIONEER INVESTMENT MANAGEMENT, INC.


Funds affected: All Funds except Pioneer Global Diversified Equity Fund and
                       Pioneer Global Aggregate Bond Fund.

Introduction
     You are being asked to approve an amended and restated management agreement ("Amended and Restated Management Agreement") between the Fund and its investment adviser, Pioneer. The 1940 Act requires that each management agreement for a Fund and any material amendments thereto be approved by the shareholders of the Fund in order for it to become effective. At Board meetings held on January 8, 2008, and for the reasons discussed below (see "Board Evaluation of the Amended and Restated Management Agreement"), your Board, including a majority of the Independent Trustees, approved the Amended and Restated Management Agreement for your Fund and recommended its approval by the shareholders of the Fund.

     Your Board recommends that you vote in favor of this proposal because the Amended and Restated Management Agreement updates the terms of your Fund's existing management agreement ("Current Management Agreement") to reflect current industry practices. The Amended and Restated Management Agreement will standardize the terms of the management agreements for all of the Funds. Adopting standard terms for all management agreements is expected to streamline the Boards' approval of management agreements in the future and the Boards' and management's administration and monitoring of performance of the management agreements. There will be no decrease in services provided by Pioneer and no increase in management fees under any Fund's Amended and Restated Management Agreement.

Investment Adviser
     Pioneer serves as the investment adviser to each of the Funds. Under the Current Management Agreement with each Fund, Pioneer regularly provides the Fund with investment research, advice and supervision, and furnishes continuously an investment program for the Fund. Under the Amended and Restated Management Agreement, if approved, Pioneer will provide the same services and a continuous investment program for each Fund. Pioneer is a direct, wholly-owned subsidiary of Pioneer Investment Management USA Inc. and an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds and institutional and other clients. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

     The name and principal occupation of the directors and principal executive officer of Pioneer are as set forth below. The principal address of each individual as it relates to his duties at Pioneer is the same as that of Pioneer. No Trustee of any Fund, except as noted below, is a director, officer or employee of Pioneer.


------------------------------------------------------------------------------------------------------------------------------
Name and Position with Pioneer                              Principal Occupation
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury              Director, CEO and President of PIM-USA, Pioneer and Pioneer
President, Chief Executive       Institutional Asset Management, Inc. (since March 2007); Executive
Officer and Director             Vice President of all Pioneer Funds (since March 2007); and Director of PGAM (since March 2007)
------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.               Deputy Chairman and a Director of Pioneer Global Asset Management
Director                         S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                                 Investment Management USA Inc. ("PIM-USA"); Chairman and a
                                 Director of Pioneer; Chairman and Director of Pioneer Institutional
                                 Asset Management, Inc. (since 2006); Director of Pioneer Alternative
                                 Investment Management Limited (Dublin); President and a Director of
                                 Pioneer Alternative Investment Management (Bermuda) Limited and
                                 affiliated funds; Director of Nano-C, Inc. (since 2003); Director of Cole
                                 Management Inc. (since 2004); President of all Pioneer Funds; and Of
                                 Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------

     Certain Trustees or officers of the Funds also are directors and/or officers of certain of UniCredito Italiano S.p.A.'s subsidiaries.

     The date of each Current Management Agreement, the date on which the agreement was approved by shareholders of the applicable Fund and the contractual investment advisory fees payable to Pioneer as investment adviser to the Fund are set forth in Part II, Section 4, of this Joint Proxy Statement. Aggregate advisory fees paid to Pioneer during the last fiscal year are set forth in Part II, Section 5, of this Joint Proxy Statement. The continuation of each Current Management Agreement was last approved by the applicable Board on the date shown in Part II, Section 4, of this Joint Proxy Statement.

Comparison of Amended and Restated Management Agreement with Current Management Agreements
     Set forth below is a general description of the terms of the Amended and Restated Management Agreement and a general comparison with the terms of the Current Management Agreements. A detailed comparison of the terms of the Amended and Restated Management Agreement and the Current Management Agreements is set forth in Part II, Section 15, of this Joint Proxy Statement. You should refer to the copy of the form of Amended and Restated Management Agreement in
Part II, Section 16, of this Joint Proxy Statement for the complete terms of the Amended and Restated Management Agreement.

     Investment Management Services. The Amended and Restated Management Agreement of each Fund provides that, subject to the supervision of the Fund's Board, Pioneer regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund's portfolio of securities and other investments consistent with the Fund's investment objectives, policies and restrictions. Pioneer determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of each Fund's governing documents, the 1940 Act and any specific policies adopted by the Fund's Board and disclosed to Pioneer. The Current Management Agreement requires that Pioneer provide management services of the same nature and scope as the services to be provided to each Fund under the Amended and Restated Management Agreement.

     Under the Amended and Restated Management Agreement, Pioneer is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described in the Amended and Restated Management Agreement, Pioneer will seek the best execution available in the selection of brokers and dealers and the placing of orders for the Funds. In assessing the best execution available for any transaction, Pioneer may consider factors it deems relevant, including the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). Subject to applicable law, Pioneer may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the Fund and/or the other accounts over which Pioneer or its affiliates exercise investment discretion. Pioneer is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if Pioneer determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by that broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that Pioneer and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreements contain similar provisions. The Current Management Agreements for certain Funds contain provisions that do not reflect the prohibition of Rule 12b-1(h), recently adopted under the 1940 Act, against directing brokerage to compensate a broker for selling Fund shares.

     The Amended and Restated Management Agreement provides that Pioneer will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities, subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. The Current Management Agreements do not contain similar provisions, but Pioneer currently provides to the Funds services of the types described in the preceding sentence.

     The Amended and Restated Management Agreement contains an express authorization of Pioneer to give instructions to the Fund's custodian, as agent of the Fund, and to execute agreements, instruments and documents in connection with its services under the Amended and Restated Management Agreement. The Current Management Agreements do not contain comparable express authorizations.

     The Amended and Restated Management Agreement contains a clarification, not included in the Current Management Agreements, that Pioneer shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, Fund accounting agent, custodian, shareholder servicing agent or other agent employed by the Trust or a Fund to perform such functions.

     Fees. Under the Current Management Agreement, each Fund pays Pioneer, as compensation for its services, a fee computed at an annual rate as shown in Part II, Section 4, of this Joint Proxy Statement. The fee payable by each Fund under its Amended and Restated Management Agreement will be computed at the same annual rate. There is no change in the fee payable by any Fund under the Amended and Restated Management Agreement.

     Payment of Expenses. The Current Management Agreements provide that Pioneer will pay or reimburse the Trust for all expenses not specifically assumed by the Trust in the Current Management Agreements where such expenses are incurred by the Manager or the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust, and that the applicable Trust will assume and pay for certain charges and expenses of the Trust and the Fund, including without limitation accounting, pricing and appraisal services, charges and expenses of auditors, the custodian, transfer agent, plan agent, dividend disbursing agent or registrar, taxes, insurance premiums, registration fees, expenses of shareholders' and Trustees' meetings, costs of printing and distributing prospectuses, notices, proxies and reports, 12b-1 fees and brokers' and underwriting commissions.

     The Amended and Restated Management Agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Amended and Restated Management Agreement, and states that, except as specifically indicated therein, Pioneer is not responsible for any of the Trust's or the Fund's ordinary or extraordinary expenses. Pioneer also serves as each Fund's administrator, and concurrently with execution of the Amended and Restated Management Agreement, Pioneer will enter into an amended and restated administration agreement with the Fund. The amended and restated administration agreement will provide that Pioneer will pay or reimburse the Trust for all expenses not specifically assumed by the Trust under that agreement, and that the Trust will assume and pay for charges and expenses of the Trust and the Fund to the same extent the Trust and the Fund pay charges and expenses under the Current Management Agreement. Consequently, Pioneer will continue to be obligated to pay or reimburse Trust and Fund expenses not specifically assumed by the Trust, but pursuant to the amended and restated administration agreement rather than pursuant to the Amended and Restated Management Agreement. Unlike the Amended and Restated Management Agreement, the administration agreement may be entered into, and subsequently amended, by agreement of the administrator and the Board, without shareholder approval.

     The Current Management Agreement for each of Pioneer Protected Principal Plus Fund and Pioneer Protected Principal Plus Fund II contains a provision, not contained in the other Current Management Agreements, that requires the Fund to pay fees and other amounts due under a financial warranty or guarantee agreement (a "Guarantee Agreement"). Each Guarantee Agreement provides that, if the Fund does not have sufficient assets to redeem shares at the guaranteed amount, the guarantor will fund the shortfall. The Amended and Restated Management Agreements for Pioneer Protected Principal Plus Fund and Pioneer Protected Principal Plus Fund II contain similar provisions.

     The Current Management Agreements require Pioneer to pay or reimburse the Trust for any compensation paid by the Trust or a Fund to Trustees or officers who are affiliated with or "interested persons" (as defined in the 1940 Act) of Pioneer. The Current Management Agreements for certain Funds(3) instead contain a requirement that Pioneer pay or reimburse compensation of Trustees or officers who are "affiliated persons" (as defined in the 1940 Act) of Pioneer. The Amended and Restated Management Agreement states that Pioneer will pay or reimburse the Trust for compensation paid to the Trustees who are affiliated persons of Pioneer and officers of the Trust as such, except as the Board may decide.

-----------

(3) These Funds (the "Designated Funds") include: Pioneer Protected Principal Plus Fund II, Pioneer Real Estate Shares, Pioneer Research Fund, Pioneer Select Growth Fund, Pioneer Select Value Fund, Pioneer Oak Ridge Large Cap Growth Fund, Pioneer Oak Ridge Small Cap Growth Fund, Pioneer AmPac Growth Fund, Pioneer AMT-Free CA Municipal Fund, Pioneer AMT-Free Municipal Fund, Pioneer Growth Leaders Fund, Pioneer Growth Opportunities Fund, Pioneer Small and Mid Cap Growth Fund, Pioneer Tax Free Money Market Fund, Pioneer Cullen Value Fund, Pioneer Classic Balanced Fund, Pioneer Government Income Fund, Pioneer Institutional Money Market Fund, Pioneer Treasury Reserves Fund, Pioneer Global Select Equity Fund, Pioneer High Income Municipal Fund, Pioneer Oak Ridge All-Cap Growth Fund, Pioneer Select Research Growth Fund, Pioneer Select Research Value Fund, Pioneer Floating Rate Fund, Pioneer Short Term Income Fund and Pioneer Value Fund.

     The Amended and Restated Management Agreement acknowledges that Pioneer may provide other services, such as administrative services, to the Fund pursuant to separate contracts approved by the Board and receive compensation for such services as specified in the contracts. The Current Management Agreements do not explicitly address the provision of additional services.

     Investment Subadvisers. The Amended and Restated Management Agreement authorizes Pioneer or the Fund to enter into contracts with investment subadvisers (including affiliates of Pioneer). Pioneer is not accountable to the Trust or the Fund or shareholders for any loss or liability relating to specific investments selected by the subadviser. The Current Management Agreements contain similar provisions.

     Potential Conflicts of Interest. The Amended and Restated Management Agreement specifically provides that personnel of Pioneer, even if serving the Fund as a Trustee, officer or employee, may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Pioneer may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Management Agreements contain similar provisions but do not specifically address the ability of any Pioneer director, officer or employee to engage in any other business or render services of any kind.

     The Amended and Restated Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund and one or more other accounts of Pioneer are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by Pioneer. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with Pioneer's policies and procedures as presented to each Fund's Board from time to time. The Current Management Agreements also authorize Pioneer to aggregate securities sold or purchased for the Fund and other clients of Pioneer, to the extent permitted by law, to obtain the best execution. In such cases, Pioneer allocates the securities, as well as related expenses, in a manner it considers the most equitable and consistent with its fiduciary obligations.

     Limitation on Liability. The Amended and Restated Management Agreement states that Pioneer assumes no responsibility other than to render the services called for by the agreement, in good faith, and that Pioneer will not be liable for any loss or other liability arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund. Pioneer is not protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Amended and Restated Management Agreement. This limitation of liability applies to affiliates, partners, shareholders, directors, officers and employees of Pioneer and its affiliates who may perform services for the Fund contemplated by the Amended and Restated Management Agreement. The Current Management Agreements state that Pioneer will not be liable for any error of judgment or mistake of law or any loss incurred by reason of the adoption of any investment policy or the purchase, sale or retention of any security or any recommendation of Pioneer, except that Pioneer is not protected against liability to each Trust or its shareholders by reason of its willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the agreement. The Current Management Agreements do not explicitly limit the liability of affiliates, partners, shareholders, directors, officers and employees of Pioneer.

     Term and Continuance. Each Current Management Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by each Fund's shareholders, that Fund's Amended and Restated Management Agreement would terminate, unless sooner terminated as set forth therein, on December 31, 2009. Thereafter, if not terminated, the Amended and Restated Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the Amended and Restated Management Agreement.

     Termination. The Amended and Restated Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon not more than sixty (60) days' and not less than thirty (30) days' written notice to Pioneer, or by Pioneer upon not less than sixty (60) days' written notice to the Fund. The Amended and Restated Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Current Management Agreements may be terminated by the Board or Pioneer on sixty (60) days' notice, and terminate automatically upon assignment.

Board Evaluation of the Amended and Restated Management Agreement
     At a meeting of the Boards held on January 8, 2008, the applicable Board reviewed and considered an Amended and Restated Management Agreement between Pioneer and each Fund, to determine whether the agreement should be approved for an initial period ending December 31, 2009. Following their review and consideration, the Trustees determined that the Amended and Restated Management Agreements will enable shareholders of each of the Funds to continue to enjoy high quality services at a cost that is appropriate, reasonable, and in the best interests of the shareholders. The Boards, including the Independent Trustees, approved the Amended and Restated Management Agreements to appoint Pioneer as investment adviser to each of the Funds.

     In reaching their decisions, the Trustees requested and obtained from Pioneer such information as they deemed reasonably necessary to evaluate the Amended and Restated Management Agreements. The Trustees also considered information received in connection with the most recent approval or continuation of each Current Management Agreement. On November 13, 2007, the Board performed a full annual review of the Current Management Agreement for each Fund as required by the 1940 Act. The Board determined that Pioneer had the capabilities, resources and personnel necessary to provide the advisory services then being provided and anticipated to be provided to each Fund, and that the fees paid by each Fund, taking into account any applicable breakpoints, represented reasonable compensation to Pioneer in light of the services provided, as well as an appropriate sharing between Fund shareholders and Pioneer of economies of scale in the management of each Fund at current and anticipated asset levels.

     The Boards, including the Independent Trustees, considered, among other things, the following factors with respect to each Fund:

     Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by Pioneer to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the Amended and Restated Management Agreement. The Trustees also reviewed Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Pioneer and the personnel of Pioneer who provide investment management services to the Fund. They also considered Pioneer's compliance and legal resources and personnel.

     In addition, the Trustees considered the other services that Pioneer will continue to provide to the Fund under the Amended and Restated Management Agreement and that, as administrator, Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. It was noted that Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to Pioneer for the provision of such services.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Pioneer would continue to provide to the Fund were satisfactory and consistent with the terms of the Amended and Restated Management Agreement.

     Performance of the Fund. The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered the Fund's annualized total return relative to the total returns of its peer group. The Trustees concluded that the investment performance of the Fund was satisfactory.

    Management Fee and Expenses. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC ("Strategic Insight"), an independent third party.

     The Trustees considered the Fund's management fee for the twelve months ended June 30, 2007 relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered the Fund's expense ratio for the twelve months ended June 30, 2007 relative to those of its Strategic Insight peer group.

     The Trustees concluded that the management fee payable by the Fund to Pioneer was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by Pioneer and the investment performance of the Fund.

     Profitability. The Trustees considered information provided by Pioneer regarding the profitability of Pioneer with respect to the advisory services provided by Pioneer to the Fund, including the methodology used by Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by Pioneer and its affiliates from non-fund businesses. The Trustees considered Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that Pioneer should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that Pioneer's profitability with respect to the management of the Fund was not unreasonable.

     Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees noted, with respect to certain of the Funds (as indicated in Part II, Section 3, of this Joint Proxy Statement), breakpoints in the management fee schedule and reduced fee rates above certain asset levels should result in a sharing of perceived or actual economies of scale between Pioneer and the Fund.

     The Trustees considered, with respect to each Fund that pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, that the management fee rate paid by the Fund for the twelve months ended June 30, 2007 (as indicated in Part II, Section 3, of this Joint Proxy Statement) compared satisfactorily to the management fees paid by other funds in the Fund's peer group Morningstar category for the comparable period.

     Other Benefits. The Trustees considered the other benefits to Pioneer from its relationship with the Fund. The Trustees considered that affiliates of Pioneer serve as the Fund's transfer agent and distributor. The Trustees further considered the intangible benefits to Pioneer by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between Pioneer and the Fund.

     The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Trustees also based their decisions on the foregoing considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Trustee attributed different weights to the various factors.

Other Service Providers
     Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of Pioneer Investment Management USA Inc., serves as principal underwriter for the Funds. PFD is located at 60 State Street, Boston, Massachusetts 02109.

     Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, acts as shareholder servicing and transfer agent for the Funds.

     Pioneer also has entered into an administration agreement with each Fund, pursuant to which certain accounting, administration and legal services are performed by Pioneer.

Additional Information

     The tables set forth in Part II, Section 5, of this Joint Proxy Statement show amounts paid to Pioneer and to affiliates of Pioneer during the most recent fiscal year by each Fund for the services noted therein. There were no other material payments by any Fund to Pioneer or any of its affiliates during that period. No other person served as manager to any Fund during that period.

     The aggregate brokerage commissions paid by each Fund to PFD, an affiliated broker, during the most recent fiscal year also are set forth in Part II,
Section 5, of this Joint Proxy Statement. No other affiliated entity provided brokerage services to any Fund during that period, and PFD will continue to provide services to the Funds after the Amended and Restated Management Agreements are approved.

     Pioneer provides investment management services to other funds that may have investment objectives and policies similar to those of certain of the Funds. The table set forth in Part II, Section 6, of this Joint Proxy Statement lists such other funds advised by Pioneer, the net assets of those funds and the management fees payable by each Fund to Pioneer as a percentage of its average daily net assets.







     At its January 8, 2008, meeting, the Board reviewed information received in connection with the most recent approval or continuation of each Current Management Agreement and reaffirmed its findings, as described above, that Pioneer had the capabilities, resources and personnel necessary to provide advisory services to the Funds, and that the compensation payable to Pioneer for its services was reasonable. Based on information provided by Pioneer at that meeting and on their review of the terms of the Amended and Restated Management Agreement, the Board concluded that there would be no material change in the nature, scope or cost of services provided to any Fund and voted to approve the Amended and Restated Management Agreement for each Fund.

Required Vote
     To become effective with respect to a particular Fund, the Amended and Restated Management Agreement must be approved by a "1940 Act Majority Vote" of the outstanding interests in that Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

            Your Board recommends that you vote "FOR" this proposal.

   PROPOSAL 5 -- TO APPROVE A POLICY ALLOWING THE APPOINTMENT OF UNAFFILIATED
         SUB-ADVISERS AND AMENDMENTS TO SUB-ADVISORY AGREEMENTS WITHOUT
                              SHAREHOLDER APPROVAL


Funds affected:

Pioneer Bond Fund                         Pioneer Real Estate Shares
Pioneer Emerging Markets Fund             Pioneer Research Fund
Pioneer Equity Income Fund                Pioneer AMT-Free CA Municipal Fund
Pioneer Europe Select Equity Fund         Pioneer AMT-Free Municipal Fund
Pioneer High Yield Fund                   Pioneer Growth Opportunities Fund
Pioneer Independence Fund                 Pioneer Tax Free Money Market Fund
Pioneer International Equity Fund         Pioneer Cullen Value Fund
Pioneer International Value Fund          Pioneer Floating Rate Fund
Pioneer Cash Reserves Fund                Pioneer Small Cap Value Fund
Pioneer Protected Principal Plus Fund     Pioneer Strategic Income Fund
Pioneer Protected Principal Plus Fund II  Pioneer Tax Free Income Fund

Introduction
     You are being asked to approve a policy that, if adopted, would permit Pioneer, subject to the approval of the Board of your Fund, to appoint otherwise unaffiliated sub-advisers, enter into sub-advisory agreements and amend existing sub-advisory agreements with otherwise unaffiliated sub-advisers for your Fund without further shareholder approval (the "sub-adviser approval policy"). The sub-adviser approval policy currently may not be used to approve any sub-adviser that is affiliated with Pioneer, as that term is used in the 1940 Act, or to amend materially any sub-advisory agreement with an affiliated sub-adviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any sub-advisory arrangement with an affiliated sub-adviser. Currently, in order for Pioneer to appoint a sub-adviser or materially modify a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Fund would be able to act more quickly to appoint a sub-adviser when the Board of the Fund and Pioneer believe that the appointment would benefit the Fund.

     Your Board recommends that you vote in favor of this proposal to allow Pioneer the flexibility to provide its investment advisory services to the Fund through one or more sub-advisers that have particular expertise in the types of investments on which the Fund focuses and provide Pioneer with the maximum flexibility to select, supervise and evaluate sub-advisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- because it will allow the Fund to operate more efficiently.

Proposed sub-adviser approval policy
     Each Fund, along with other Funds and Pioneer, has received an exemptive order of the SEC (the "exemptive order") for relief from the provisions of
Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. Provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory agreement with the sub-adviser and material amendments to an existing sub-advisory agreement. The exemptive order provides that if shareholders of a Fund approve, Pioneer will be authorized to evaluate and, subject to review and approval by the Board of that Fund, select and retain new sub-advisers for the Fund that are not otherwise affiliated with Pioneer, and modify the Fund's existing sub-advisory agreement with an otherwise unaffiliated sub-adviser, without obtaining further approval of the Fund's shareholders. Shareholders of each Fund are being asked to approve a sub-adviser approval policy subject to the conditions of the exemptive order. In 2004, the SEC proposed a rule similar in scope to the order. If the rule is adopted, Pioneer may comply with the rule in lieu of the order.

     Approval of the sub-adviser approval policy will not affect any of the requirements under the federal securities laws that govern each Fund, Pioneer, any proposed sub-adviser not otherwise affiliated with Pioneer or any proposed sub-advisory agreement with a sub-adviser that is not otherwise affiliated with Pioneer, other than the requirement to have any future sub-advisory agreement or amendment to the sub-advisory agreement approved at a meeting of the Fund's shareholders. The Board of each Fund, including the Independent Trustees on that Board, will continue to evaluate and approve all new sub-advisory agreements with respect to the Fund between Pioneer and any sub-adviser, as well as all changes to any sub-advisory agreement. Shareholders will continue to evaluate and approve all new sub-advisory arrangements with respect to a Fund between Pioneer and any sub-adviser that is affiliated with Pioneer. Each Fund and Pioneer also will be subject to several conditions imposed by the SEC under the exemptive order to protect the interests of the Fund's shareholders whenever Pioneer acts under the sub-adviser approval policy. Among other conditions, following a change to a Fund's sub-advisory arrangements made pursuant to the sub-adviser approval policy, the Fund will provide its shareholders with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would be required to send its shareholders in a proxy statement. This information statement is intended to permit the Fund's shareholders to determine if they are satisfied with the sub-advisory arrangement. If not satisfied, a shareholder would be able to exchange his or her interests in the Fund for interests in another Fund or redeem his or her interests. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

     Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to Pioneer. If a Fund implements this policy, Pioneer, pursuant to its management contract with the Fund, will continue, directly or through sub-advisers, to provide the same level of management and administrative services to the Fund as it provides currently.

     Pioneer does not have any present intention to appoint a sub-adviser for a Fund that does not currently have a sub-adviser.

Reasons for proposal
     The Board of each Fund believes that it is in the best interests of the Fund and its shareholders to allow Pioneer the flexibility to provide its investment advisory services to the Fund through one or more sub-advisers that have particular expertise in the types of investments on which the Fund focuses. In addition, the Board believes that providing Pioneer with maximum flexibility to select, supervise and evaluate sub-advisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interests of each Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for Pioneer to appoint a sub-adviser or materially modify a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Fund would be able to act more quickly to appoint a sub-adviser when the Board and Pioneer believe that the appointment would benefit the Fund.

     The Board of each Fund believes that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in Pioneer (subject to review by the Board of that Fund) in light of Pioneer's expertise in investment management and its ability to select the most appropriate sub-advisers. The Board believes that many investors choose to invest in a Fund because of Pioneer's investment management experience and expertise. Pioneer believes that it can use this experience and expertise in evaluating and choosing sub-advisers.

     The Board of each Fund will oversee the sub-adviser approval policy to protect shareholders' interests whenever Pioneer selects a sub-adviser or modifies a sub-advisory agreement. Each Fund's Board, including a majority of the Independent Trustees of that Board, will continue to evaluate and approve all new sub-advisory agreements, as well as any modification to existing sub-advisory agreements, relating to that Fund. In their review, the Trustees will analyze those factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. Among other things, the each Fund's Board intends to compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and they intend to review the sub-adviser's compliance with federal securities laws and regulations. The sub-advisory agreement will be subject to all relevant provisions of the 1940 Act, except for the specific provisions of the 1940 Act to which the exemptive order grants exemptions.

Required Vote
     To be approved for a Fund, this proposal must receive a "1940 Act Majority Vote" of the outstanding voting securities of that Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies." If a Fund does not approve this proposal, the sub-adviser approval policy will not be adopted with respect to that Fund (but will with respect to Funds that have adopted the policy) and decisions regarding a proposed sub-adviser or a material change to a sub-advisory agreement will continue to require shareholder approval.


            Your Board recommends that you vote "FOR" this proposal.

GENERAL
     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 60 State Street, Boston, Massachusetts 02109, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

     Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under each Fund's bylaws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present or a majority of votes cast, as the case may be, in person or represented by proxy at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.


                                        Dorothy E. Bourassa
                                        Secretary

                                        February 29, 2008

                      PART II -- ADDITIONAL INFORMATION

SECTION 1

FUNDS' FISCAL YEAR ENDS


-------------------------------------------------------------------------------
Fund                                            Fiscal Year End
-------------------------------------------------------------------------------
Pioneer Bond Fund                               6/30
-------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                   11/30
-------------------------------------------------------------------------------
Pioneer Equity Income Fund                      10/31
-------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund                 11/30
-------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund               8/31
-------------------------------------------------------------------------------
Pioneer Fund                                    12/31
-------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund                 3/31
-------------------------------------------------------------------------------
Pioneer High Yield Fund                         10/31
-------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund     7/31
-------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund   7/31
-------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund         7/31
-------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund       7/31
-------------------------------------------------------------------------------
Pioneer Independence Fund                       12/31
-------------------------------------------------------------------------------
Pioneer International Equity Fund               3/31
-------------------------------------------------------------------------------
Pioneer International Value Fund                11/30
-------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                     9/30
-------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                      10/31
-------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                      12/31
-------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund           12/31
-------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund II        12/31
-------------------------------------------------------------------------------
Pioneer Real Estate Shares                      12/31
-------------------------------------------------------------------------------
Pioneer Research Fund                           12/31
-------------------------------------------------------------------------------
Pioneer Select Growth Fund                      11/30
-------------------------------------------------------------------------------
Pioneer Select Value Fund                       2/28
-------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund         11/30
-------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund         11/30
-------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                       12/31
-------------------------------------------------------------------------------
Pioneer AMT-Free CA Municipal Fund              12/31
-------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund                 12/31
-------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                     12/31
-------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund               12/31
-------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund           12/31
-------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund              12/31
-------------------------------------------------------------------------------
Pioneer Cullen Value Fund                       6/30
-------------------------------------------------------------------------------
Pioneer Classic Balanced Fund                   7/31
-------------------------------------------------------------------------------
Pioneer Government Income Fund                  7/31
-------------------------------------------------------------------------------
Pioneer Institutional Money Market Fund         7/31
-------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund                  7/31
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Fund                                     Fiscal Year End
------------------------------------------------------------------------------
Pioneer Global Select Equity Fund        8/31
------------------------------------------------------------------------------
Pioneer High Income Municipal Fund       8/31
------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap Growth Fund    8/31
------------------------------------------------------------------------------
Pioneer Select Research Growth Fund      8/31
------------------------------------------------------------------------------
Pioneer Select Research Value Fund       8/31
------------------------------------------------------------------------------
Pioneer Floating Rate Fund               10/31
------------------------------------------------------------------------------
Pioneer Global High Yield Fund           10/31
------------------------------------------------------------------------------
Pioneer Global Diversified Equity Fund   10/31
------------------------------------------------------------------------------
Pioneer Global Aggregate Bond Fund       10/31
------------------------------------------------------------------------------
Pioneer Short Term Income Fund           8/31
------------------------------------------------------------------------------
Pioneer Small Cap Value Fund             11/30
------------------------------------------------------------------------------
Pioneer Strategic Income Fund            9/30
------------------------------------------------------------------------------
Pioneer Tax Free Income Fund             12/31
------------------------------------------------------------------------------
Pioneer Value Fund                       9/30
------------------------------------------------------------------------------

SECTION 2

COMPENSATION OF TRUSTEES
     The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. Fees payable currently to the Independent Trustees are as follows:

     o Each Independent Trustee receives an annual fee of $132,000 ("base compensation") plus $5,000 for each special in-person meeting of the Board attended. Each Independent Trustee also receives $3,000 for each telephonic Board meeting attended, if the meeting lasts longer than one hour, or $1,500, if the meeting lasts less than one hour.

     o Each Independent Trustee who is a member of the Audit Committee and the Policy Administration Committee, other than the Chairperson, receives an additional 10% of base compensation.

     o The Chairperson of the Audit Committee receives an additional 20% of base compensation plus $10,000.

     o The Chairperson of the Policy Administration Committee receives an additional 15% of base compensation.

     o The Chairperson of the Independent Trustees Committee receives an additional 5% of base compensation.

     o The Chairperson of the Valuation Committee receives an additional 5% of base compensation. Other Independent Trustees receive $500 for each meeting of the Valuation Committee in which they participate.

     o Each Independent Trustees is reimbursed for out-of-pocket and travel expenses associated with attending Committee and Board meetings.

     The compensation paid to the Trustees is allocated among the Funds they oversee as follows:

     o Each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

     o The remaining compensation of the Independent Trustees is allocated pro rata to each Fund with assets greater than $250 million based on the Fund's net assets.

     o Each Interested Trustee receives an annual fee of $500 from each Fund he oversees that has net assets greater than $50 million; all Funds other than Funds with net assets of $50 million or less pay each Interested Trustee an annual fee of $200. Pioneer reimburses the Funds for the fees paid to the Interested Trustees.

     The following table shows compensation paid to the Trustees by each Fund and by all Funds in the Fund Complex during the Most Recent Year.


------------------------------------------------------------------------------------------------------------------------------
                                             Margaret
                          David      Mary     B. W.     Thomas    Marguerite   Stephen     John       John F.,    Daniel K.
Fund                     R. Bock   K. Bush    Graham   J. Perna    A. Piret    K. West   Winthrop   Cogan, Jr.*   Kingsbury
------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund       $ 2,779   $ 2,721   $ 3,028   $ 2,724    $ 3,632         --     $ 2,726    $500          --
------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging        $ 1,715   $ 1,694   $ 1,835   $ 1,690    $ 2,069      $ 1,669   $ 1,705    $500          $0
  Markets Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income   $ 3,840   $ 3,743   $ 4,259   $ 3,748    $ 5,211      $ 3,635   $ 3,765    $500          $0
  Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity          $ 1,000   $ 1,000   $ 1,000   $ 1,000    $ 1,000      $ 1,000   $ 1,000    $500          $0
  Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select   $ 1,077   $ 1,075   $ 1,094   $ 1,074    $ 1,117      $ 1,073   $ 1,078    $500          $0
  Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund            $20,340   $19,682   $23,003   $19,747    $29,580         --     $19,731    $500          --
------------------------------------------------------------------------------------------------------------------------------
Pioneer Fundamental     $ 1,000   $ 1,000   $ 1,000   $ 1,000    $ 1,000      $ 1,000   $ 1,000    $200          $0
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer High Yield      $11,129   $10,788   $12,421   $10,838    $15,917      $10,351   $10,759    $500          $0
  Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                             Margaret
                          David      Mary     B. W.     Thomas    Marguerite   Stephen     John       John F.,    Daniel K.
Fund                     R. Bock   K. Bush    Graham   J. Perna    A. Piret    K. West   Winthrop   Cogan, Jr.*   Kingsbury
------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson        $1,000    $1,000    $1,000    $1,000     $ 1,000         --       $1,000       $500          --
  Aggressive
  Allocation Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson        $1,000    $1,000    $1,000    $1,000     $ 1,000         --       $1,000       $200          --
  Conservative
  Allocation Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson        $1,099    $1,097    $1,117    $1,096     $ 1,149         --       $1,099       $500          --
  Growth
  Allocation Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson        $1,126    $1,123    $1,145    $1,122     $ 1,188         --       $1,123       $500          --
  Moderate
  Allocation Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer                 $1,846    $1,822    $1,982    $1,818     $ 2,262      $1,791      $1,831       $500          $0
  Independence Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer International   $1,081    $1,090    $1,090    $1,081     $ 1,123      $1,081      $1,081       $500          $0
  Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer International   $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000      $1,000       $500          $0
  Value Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap         $1,722    $1,697    $1,820    $1,700     $ 2,066      $1,667      $1,698       $500          $0
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap         $7,326    $7,107    $8,214    $7,129     $10,356         --       $7,134       $500          --
  Value Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash            $2,620    $2,561    $2,847    $2,569     $ 3,394         --       $2,570       $500          --
  Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected       $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000      $1,000       $200          $0
  Principal Plus Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected       $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000      $1,000       $200          $0
  Principal Plus
  Fund II
------------------------------------------------------------------------------------------------------------------------------
Pioneer Real            $1,013    $1,015    $1,015    $1,013     $ 1,020      $1,013      $1,013       $500          $0
  Estate Shares
------------------------------------------------------------------------------------------------------------------------------
Pioneer                 $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000      $1,000       $500          $0
  Research Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Select          $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000      $1,000       $200          $0
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Select          $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000      $1,000       $200          $0
  Value Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge       $2,744    $2,683    $2,978    $2,691     $ 3,573         --       $2,685       $500          --
  Large Cap
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge       $1,081    $1,077    $1,093    $1,078     $ 1,120         --       $1,079       $500          --
  Small Cap
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac           $1,000    $1,000    $1,000    $1,000     $ 1,000         --       $1,000       $200          --
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                             Margaret
                          David      Mary     B. W.     Thomas    Marguerite   Stephen     John       John F.,    Daniel K.
Fund                     R. Bock   K. Bush    Graham   J. Perna    A. Piret    K. West   Winthrop   Cogan, Jr.*   Kingsbury
------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free CA     $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $500              --
  Municipal Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free        $1,634    $1,612    $1,719    $1,615     $ 1,936         --     $1,613     $500              --
  Municipal Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth          $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $200              --
  Leaders Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth          $1,667    $1,643    $1,747    $1,648     $ 1,979         --     $1,639     $500              --
  Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid   $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $500              --
  Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free        $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $500              --
  Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Cullen          $7,724    $7,509    $8,733    $7,505     $10,984      $7,253    $7,559     $500              $0
  Value Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Classic         $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $500              --
  Balanced Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Government      $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $500              --
  Income Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional   $2,071    $2,035    $2,228    $2,036     $ 2,587         --     $2,042     $500              --
  Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury        $1,000    $1,000    $1,000    $1,000     $ 1,000         --     $1,000     $500              --
  Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Select   $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000    $1,000     $200               $0
  Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer High Income     $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000    $1,000     $200               $0
  Municipal Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge All   $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000    $1,000     $200               $0
  Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Select          $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000    $1,000     $200               $0
  Research
  Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Select          $1,000    $1,000    $1,000    $1,000     $ 1,000      $1,000    $1,000     $200              $0
  Research
  Value Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Floating        $  750    $  750    $  750    $  750     $   750      $  750    $  750     $200              $0
  Rate Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global High     $4,878    $4,752    $5,489    $4,747     $ 6,772      $4,612    $4,797     $500              $0
  Yield Fund
------------------------------------------------------------------------------------------------------------------------------
Global Diversified         --        --        --        --          --          --        --           --           --
  Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global             --        --        --        --          --          --        --           --           --
  Aggregate
  Bond Fund
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Margaret
                           David        Mary       B. W.      Thomas    Marguerite   Stephen     John       John F.,    Daniel K.
Fund                      R. Bock     K. Bush      Graham    J. Perna    A. Piret    K. West   Winthrop   Cogan, Jr.*   Kingsbury
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Short Term      $  1,000    $  1,000    $  1,000    $  1,000   $  1,000        --     $  1,000   $   500       $0
  Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap       $  2,809    $  2,745    $  3,055    $  2,754   $  3,671     $ 2,672   $  2,750   $   500       $0
  Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic       $  3,481    $  3,400    $  3,827    $  3,405   $  4,670     $ 3,299   $  3,406   $   500       $0
  Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free        $  1,964    $  1,931    $  2,094    $  1,935   $  2,423        --     $  1,932   $   500       --
  Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund      $ 10,685    $ 10,355    $ 11,960    $ 10,399   $ 15,282        --     $ 10,350   $   500       --
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Compensation      $162,171    $160,250    $174,250    $160,575   $201,750     $64,938   $160,500   $33,500       $0
  from Fund Complex
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Number of Funds            76          77          77          77          77          33        77         77         34
  Overseen by Trustee
----------------------------------------------------------------------------------------------------------------------------------

* Under the Management Agreements, Pioneer reimburses each Fund for any Interested Trustee fees paid by that Fund.

     No Fund currently provides any pension or retirement benefits to its Trustees and officers.

     The Declaration of Trust for each Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

SECTION 3

EQUITY SECURITIES OWNED BY NOMINEES
     The following table shows the amount of securities owned by the Nominees in the Funds that they oversee or are nominated to oversee as of December 31, 2007. Please note that the table does not include the amount of equity securities owned by the Nominees in Funds that they do not oversee or are not nominated to oversee.


----------------------------------------------------------------------------------------------------------------------------------
                                                                              Aggregate Dollar
                                                                               Range of Equity
                                                                           Securities in all Funds
                                                                              Overseen or to be
                                                                             Overseen by Nominee
Name of Trustee    Fund Name  (Dollar Range of Equity Securities in Fund)      in Fund Complex
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.  Pioneer Equity Opportunity Fund (Over $100,000)               Over $100,000
                    Pioneer International Value Fund (Over $100,000)
                    Pioneer Cash Reserves Fund ($1-$10,000)
                    Pioneer Cullen Value Fund (Over $100,000)
                    Pioneer Classic Balanced Fund (Over $100,000)
                    Pioneer Tax Free Income Fund (Over $100,000)
                    Pioneer Emerging Markets Fund (Over $100,000)
                    Pioneer Government Income Fund (Over $100,000)
                    Pioneer Fund (Over $100,000)
                    Pioneer Equity Income Fund ($50,001-$100,000)
                    Pioneer Bond Fund (Over $100,000)
                    Pioneer Europe Select Equity Fund (Over $100,000)
                    Pioneer Emerging Markets Fund (Over $100,000)
                    Pioneer Mid Cap Growth Fund ($50,001-$100,000)
                    Pioneer Value Fund (Over $100,000)
                    Pioneer Strategic Income Fund (Over $100,000)
                    Pioneer Independence Fund (Over $100,000)
                    Pioneer High Yield Fund (Over $100,000)
                    Pioneer Mid Cap Value Fund (Over $100,000)
                    Pioneer Small Cap Value Fund (Over $100,000)
                    Pioneer Equity Opportunity Fund ($10,001-$50,000)
                    Pioneer High Yield Fund (Over $100,000)
                    Pioneer Emerging Markets Fund (Over $100,000)
                    Pioneer International Value Fund (Over $100,000)
                    Pioneer Strategic Income Fund (Over $100,000)
                    Pioneer Value Fund (Over $100,000)
                    Pioneer Government Income Fund ($10,001-$50,000)
                    Pioneer Real Estate Shares (Over $100,000)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar
                                                                                     Range of Equity
                                                                                 Securities in all Funds
                                                                                    Overseen or to be
                                                                                   Overseen by Nominee
Name of Trustee          Fund Name (Dollar Range of Equity Securities in Fund)      in Fund Complex
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury    Pioneer International Value Fund ($10,001-$50,000)       Over $100,000
                       Pioneer Emerging Markets Fund (Over $100,000)
                       Pioneer International Equity Fund ($50,001-$100,000)
                       Pioneer Fund ($10,001-$50,000)
                       Pioneer Europe Select Equity Fund ($50,001-$100,000)
                       Pioneer High Yield Fund ($1-$10,000)
                       Pioneer AmPac Growth Fund ($50,001-$100,000)
                       Pioneer Real Estate Shares ($50,001-$100,000)
                       Pioneer Oak Ridge Small Cap Growth ($10,001-$50,000)
                       Pioneer Mid Cap Value Fund ($10,001-$50,000)
                       Pioneer Value Fund ($1-$10,000)
                       Pioneer Fund ($10,001-$50,000)
                       Pioneer Equity Income Fund ($10,001-$50,000)
----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock          Pioneer Real Estate Shares ($10,001-$50,000)             Over $100,000
                       Pioneer Cash Reserves Fund ($50,001-$100,000)
                       Pioneer Equity Income Fund ($50,001-$100,000)
                       Pioneer Europe Select Equity Fund ($10,001-$50,000)
                       Pioneer Cullen Value Fund ($10,001-$50,000)
                       Pioneer Cash Reserves Fund ($1-$10,000)
                       Pioneer Global High Yield Fund ($1-$10,000)
                       Pioneer Oak Ridge Large Cap Growth ($1-$10,000)
                       Pioneer Ibbotson Moderate Allocation Fund (Over $100,000)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush           Pioneer Bond Fund ($1-$10,000)                           Over $100,000
                       Pioneer Emerging Markets Fund ($10,001-$50,000)
                       Pioneer Real Estate Shares ($1-$10,000)
                       Pioneer Fund ($10,001-$50,000)
                       Pioneer Cullen Value Fund ($10,001-$50,000)
                       Pioneer Ibbotson Aggressive Allocation Fund ($10,001-$50,000)
                       Pioneer Ibbotson Moderate Allocation Fund ($1-$10,000)
                       Pioneer Small Cap Value Fund ($10,001-$50,000)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman   None                                                     None
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Aggregate Dollar
                                                                                    Range of Equity
                                                                                Securities in all Funds
                                                                                   Overseen or to be
                                                                                  Overseen by Nominee
Name of Trustee        Fund Name  (Dollar Range of Equity Securities in Fund)      in Fund Complex
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Pioneer Mid Cap Value Fund ($1-$10,000)                 Over $100,000
                       Pioneer Mid Cap Growth Fund ($1-$10,000)
                       Pioneer High Yield Fund ($1-$10,000)
                       Pioneer Tax Free Income Fund ($1-$10,000)
                       Pioneer Growth Opportunities Fund ($1-$10,000)
                       Pioneer Fund ($10,001-$50,000)
                       Pioneer Global High Yield Fund ($1-10,000)
                       Pioneer Equity Income Fund ($1-10,000)
                       Pioneer Strategic Income Fund ($1-10,000)
                       Pioneer Value Fund ($1-10,000)
                       Pioneer Real Estate Shares ($1-10,000)
                       Pioneer Mid Cap Value Fund ($10,001-$50,000)
                       Pioneer Independence Fund ($10,001-$50,000)
                       Pioneer Research Fund ($10,001-$50,000)
                       Pioneer Emerging Markets Fund ($10,001-$50,000)
                       Pioneer Equity Income Fund ($10,001-$50,000)
                       Pioneer Global High Yield Fund ($10,001-$50,000)
                       Pioneer Bond Fund ($1-$10,000)
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna        Pioneer Emerging Markets Fund (Over $100,000)           Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Pioneer Equity Income Fund ($10,001-$50,000)            Over $100,000
                       Pioneer Mid Cap Value Fund ($10,001-$50,000)
                       Pioneer International Equity ($10,001-$50,000)
                       Pioneer Cash Reserves Fund ($50,001-$100,000)
                       Pioneer Emerging Markets Fund ($10,001-$50,000)
                       Pioneer Fund ($1-$10,000)
                       Pioneer Mid Cap Growth Fund ($10,001-$50,000)
                       Pioneer Value Fund ($10,001-$50,000)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West        Pioneer Real Estate Shares (Over $100,000)              Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
                       Pioneer Equity Income Fund ($10,001-$50,000)
                       Pioneer Mid Cap Value Fund ($10,001-$50,000)
                       Pioneer Independence Fund ($1-$10,000)

----------------------------------------------------------------------------------------------------------------------------------
                                                                              Aggregate Dollar
                                                                               Range of Equity
                                                                           Securities in all Funds
                                                                              Overseen or to be
                                                                             Overseen by Nominee
Name of Trustee    Fund Name  (Dollar Range of Equity Securities in Fund)      in Fund Complex
----------------------------------------------------------------------------------------------------------------------------------
John Winthrop     Pioneer Real Estate Shares (Over $100,000)              Over $100,000
                  Pioneer Emerging Markets Fund (Over $100,000)
                  Pioneer Equity Income Fund ($50,001-$100,000)
                  Pioneer Value Fund ($50,001-$100,000)
                  Pioneer Bond Fund (Over $100,000)
                  Pioneer Europe Select Equity Fund (Over $100,000)
                  Pioneer Independence Fund ($10,001-$50,000)
                  Pioneer International Value Fund (Over $100,000)
                  Pioneer Tax Free Income Fund (Over $100,000)
                  Pioneer Government Income Fund ($10,001-$50,000)
                  Pioneer Classic Balanced Fund ($10,001-$50,000)
                  Pioneer Fund ($50,001-$100,000)
                  Pioneer Cash Reserves Fund ($10,001-$50,000)
                  Pioneer Mid Cap Growth Fund ($10,001-$50,000)
                  Pioneer High Yield Fund ($10,001-$50,000)
                  Pioneer Research Fund ($10,001-$50,000)
                  Pioneer Strategic Income Fund ($10,001-$50,000)
                  Pioneer Small Cap Value Fund ($50,001-$100,000)
                  Pioneer Mid Cap Value Fund (Over $100,000)
                  Pioneer International Equity Fund ($10,001-$50,000)
----------------------------------------------------------------------------------------------------------------------------------

SECTION 4

INFORMATION REGARDING CURRENT MANAGEMENT AGREEMENTS (DATES, APPROVALS, FEES)
     The following table sets forth, with respect to each Fund's Current Management Agreement, the date of the agreement, the date the agreement was last approved by the shareholders and the Board, and the fees payable to Pioneer.

------------------------------------------------------------------------------------------------------------------------
                                 Date of       Date Last
                                 Current     Submitted for    Date Last
                               Management     Shareholder    Approved by      Fees (calculated as a percent per annum
 Fund                           Agreement       Approval        Board         of the Fund's average daily net assets)
------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund            10/24/2000;    9/11/2000       11/13/2007    0.50% up to $1 Billion;
                             amended as                                   0.45% of next $1 Billion;
                             of 1/1/2008                                  0.40% over $2 Billion
Pioneer Emerging             10/24/2000     9/11/2000       11/13/2007    1.15%
Markets Fund
Pioneer Equity Income Fund   10/24/2000     9/11/2000       11/13/2007    0.60% up to $10 Billion;
                                                                          0.575% over $10 Billion
Pioneer Equity Opportunity   12/1/2004      11/15/2004      11/13/2007    0.75% up to $1 Billion;
Fund                                                                      0.70% over $1 Billion
Pioneer Europe Select        10/24/2000     6/21/2005       11/13/2007    0.85% up to $500 Million;
Equity Fund                                                               0.75% over $500 Million
Pioneer Fund                 5/1/2003;      4/17/2003       11/13/2007    0.60% up to $7.5 Billion; 0.575% of next
                             amended and                                  $2.5 Billion; 0.55% over $10 Billion;
                             restated                                     Maximum performance adjustment is
                             7/2/2007                                     0.10%
Pioneer Fundamental          8/1/2002       9/25/2000       11/13/2007    0.75%
Growth Fund
Pioneer High Yield Fund      10/24/2000     9/11/2000       11/13/2007    0.70% up to $500 Million; 0.65% of next $500 Million;
                                                                          0.60% of next $4 Billion; 0.55% of next $1 Billion; 0.50%
                                                                          of next $1 Billion; 0.45% of next $1 Billion; 0.40% of
                                                                          next $1 Billion; 0.35% of next $1 Billion; 0.30% over
                                                                          $10 Billion
Pioneer Ibbotson             8/4/2004;      7/12/2004       11/13/2007    0.13% on investments in underlying funds
Aggressive Allocation Fund   amended as                                   managed by Pioneer and cash and 0.17%
                             of 5/12/2005                                 on other investments up to $2.5 Billion;
                                                                          0.11% on investments in underlying funds
                                                                          managed by Pioneer and cash and 0.14%
Pioneer Ibbotson                            5/6/2005                      on other investments over $2.5 Billion
Conservative                                                              and up to $4 Billion;
Allocation Fund                                                           0.10% on investments in underlying funds
                                                                          managed by Pioneer and cash and 0.12%
                                                                          on other investments over $4 Billion and
Pioneer Ibbotson Growth                     7/12/2004                     up to $5.5 Billion;
Allocation Fund                                                           0.08% on investments in underlying funds
                                                                          managed by Pioneer and cash and 0.10%
                                                                          on other investments over $5.5 Billion and
                                                                          up to $7 Billion;
Pioneer Ibbotson Moderate                   7/12/2004                     0.08% on investments in underling funds
Allocation Fund                                                           managed by Pioneer in cash and 0.09%
                                                                          on other investments over $7 Billion
Pioneer Independence Fund    10/24/2000;    9/11/2000       11/13/2007    0.65%
                             amended as
                             of 12/7/2007

------------------------------------------------------------------------------------------------------------------------
                                 Date of       Date Last
                                 Current     Submitted for    Date Last
                               Management     Shareholder    Approved by     Fees (calculated as a percent per annum
 Fund                           Agreement       Approval        Board        of the Fund's average daily net assets)
------------------------------------------------------------------------------------------------------------------------
Pioneer International        10/24/2000,    9/18/2007       11/13/2007    0.85% up to $500 Million; 0.75% over
Equity Fund                  as amended                                   $500 Million
                             effective
                             1/1/2006
------------------------------------------------------------------------------------------------------------------------
Pioneer International        10/24/2000,    9/11/2000       11/13/2007    0.85% up to $500 Million; 0.75% over
Value Fund                   as amended                                   $500 Million
                             effective
                             1/1/2005 and
                             1/1/2006
------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap              5/1/2003, as   4/17/2003       11/13/2007    0.625% with a maximum performance
Growth Fund                  amended                                      adjustment of 0.20%
                             7/2/2007
------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap              5/1/2003, as   4/17/2003       11/13/2007    0.70% up to $500 Million; 0.65% of next
Value Fund                   amended                                      $500 Million; 0.625% of the next $3
                             effective                                    Billion; 0.60% over $4 Billion.
                             1/1/2005.                                    Maximum performance adjustment of +/-0.10%
------------------------------------------------------------------------------------------------------------------------
Pioneer Cash                 10/24/2000,    9/11/2000       11/13/2007    0.40% up to $1 Billion; 0.35% over $1
Reserves Fund                as amended                                   Billion
                             effective
                             1/1/2006
------------------------------------------------------------------------------------------------------------------------
Pioneer Protected            10/29/2002     2/26/2003       11/13/2007    0.70%
Principal Plus Fund
------------------------------------------------------------------------------------------------------------------------
Pioneer Protected            2/26/2003      2/26/2003       11/13/2007    0.70%
Principal Plus Fund II
------------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares   10/24/2000,    4/29/2004       11/13/2007    0.80%
                             as amended
                             5/3/2004
------------------------------------------------------------------------------------------------------------------------
Pioneer Research Fund        10/24/2000,    10/17/2006      11/13/2007    0.65% up to $1 Billion;
                             as amended                                   0.60% of the next $4 Billion;
                             effective                                    0.55% over $5 Billion
                             11/10/2006
------------------------------------------------------------------------------------------------------------------------
Pioneer Select Growth Fund   12/9/2003      *               11/13/2007    0.75%
------------------------------------------------------------------------------------------------------------------------
Pioneer Select Value Fund    5/20/2004      5/20/2004       11/13/2007    0.70%
------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large      2/13/2004      2/13/2004       11/13/2007    0.75% up to $1 Billion;
------------------------------------------------------------------------------------------------------------------------
Cap Growth Fund                                                           0.70% over $1 Billion
------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small      2/13/2004      2/13/2004       11/13/2007    0.85% up to $1 Billion;
------------------------------------------------------------------------------------------------------------------------
Cap Growth Fund                                                           0.80% over $1 Billion
------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac                2/20/2004      2/20/2004       11/13/2007    0.75% up to $1 Billion;
Growth Fund                                                               0.70% over $1 Billion
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Date of      Date Last
                                 Current    Submitted for    Date Last
                               Management    Shareholder    Approved by   Fees (calculated as a percent per annum
Fund                            Agreement      Approval        Board      of the Fund's average daily net assets)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free CA          12/10/2004     *               11/13/2007    0.50% up to $250 Million;
Municipal Fund                                                            0.45% of the next $500 Million;
                                                                          0.40% over $750 Million
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free              12/10/2004   10/17/2006      11/13/2007    0.50% up to $250 Million;
Municipal Fund                                                           0.45% of the next $500 Million;
                                                                         0.40% over $750 Million
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth                2/20/2004    2/20/2004       11/13/2007    0.75% up to $1 Billion;
Leaders Fund                                                             0.70% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth                12/10/2004   *               11/13/2007    0.65%
Opportunities Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and             2/20/2004    2/20/2004       11/13/2007    0.85% up to $1 Billion;
Mid Cap Growth Fund                                                      0.80% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free              12/10/2004   *               11/13/2007    0.40% up to $1 Billion;
Money Market Fund                                                        0.35% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund     2/25/2005    *               11/13/2007    0.70% up to $1 Billion;
                                                                         0.65% for the next $1 Billion;
                                                                         0.60% for the next $1 Billion;
                                                                         0.55% over $3 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Classic               9/26/2005    10/17/2006      11/13/2007    0.65%
Balanced Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Government            1/1/2006     10/17/2006      11/13/2007    0.50% up to $1 Billion;
Income Fund                                                              0.45% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money   9/26/2005    7/12/2005       11/13/2007    0.20%
Market Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury              1/1/2006     8/1/2005        11/13/2007    0.40% up to $1 Billion;
Reserves Fund                                                            0.35% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Select         12/15/2005   11/29/2005      11/13/2007    0.75% up to $500 Million;
Equity Fund                                                              0.70% of the next $500 Million;
                                                                         0.65% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer High Income           9/15/2006    10/16/2005      11/13/2007    0.50% up to $500 Million;
Municipal Fund                                                           0.475% of the next $500 Million;
                                                                         0.45% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap     9/15/2006    10/16/2005      11/13/2007    0.75% up to $500 Million;
Growth Fund                                                              0.70% over $500 Million
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research       12/15/2005   11/29/2005      11/13/2007    0.75% up to $1 Billion;
Growth Fund                                                              0.70% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research       12/15/2005   11/29/2005      11/13/2007    0.75% up to $1 Billion;
Value Fund                                                               0.70% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund    2/1/2007     1/30/2007       11/13/2007    0.60% up to $500 Million;
                                                                         0.55% over $500 Million
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Date of       Date Last
                                 Current     Submitted for    Date Last
                               Management     Shareholder    Approved by   Fees (calculated as a percent per annum
Fund                            Agreement       Approval        Board      of the Fund's average daily net assets)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global High           8/6/2001;    8/6/2001        11/13/2007    0.70% up to $500 Million;
Yield Fund                    as amended                                 0.65% of the next $500 Million;
                              1/1/2008                                   0.60% of the next $500 Million;
                                                                         0.55% of the next $500 Million;
                                                                         0.45% over $2 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Diversified   9/24/2007      N/A**           11/13/2007    0.75% up to $500 Million;
Equity Fund                                                               0.70% of the next $500 Million;
                                                                          0.65% over $1 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Aggregate     9/24/2007      12/27/2007      11/13/2007    0.50%
Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Short Term           6/15/2004      6/15/2004       11/13/2007    0.40%
Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap            10/24/2000,    9/11/2000       11/13/2007    0.85% up to $1 Billion;
Value Fund                   as amended                                   0.80% over $1 Billion
                             on 8/1/2002
                             and 1/1/2006
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic            10/24/2000;    9/11/2000       11/13/2007    0.60% up to $1 Billion;
Income Fund                  as amended                                   0.55% of next $9 Billion;
                             2/1/2004                                     0.50% over $10 Billion
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free             10/24/2000;    9/11/2000       11/13/2007    0.50% up to $250 Million;
Income Fund                  as amended                                   0.45% of next $500 Million;
                             1/1/2008                                     0.40% over $750 Million
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund           5/1/2003, as   4/17/2003       11/13/2007    0.60% up to $5 Billion;
                             amended                                      0.575% of the next $5 Billion;
                             effective                                    0.55% over $10 Billion.
                             1/1/2005 and                                 Maximum performance adjustment
                             7/2/2007                                     +/-0.10%
----------------------------------------------------------------------------------------------------------------------------------

* Approved by the sole initial shareholder prior to public offering of the Fund.

** Not offered as of [February 14, 2008].

SECTION 5

AMOUNTS PAID TO PIONEER AND AFFILIATES
     The following table indicates amounts paid by each Fund to Pioneer or affiliates of Pioneer during the Fund's last fiscal year.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Aggregate
                                                                      Transfer Agency   Commissions
                                                                      and Shareholder   Paid to
                                 Management Fees*  Administration     Servicing Fees    Affiliated       Fiscal
Fund                             ($)               Fees ($)           ($)               Brokers ($)      Year Ended
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                4,530,860         217,328            943,210           313              6/30/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund    6,266,940         122,614            1,133,022         1,749,588        11/30/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund       8,194,469         302,454            1,868,319         389,475          10/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund  531,510           15,945             129,262           116,417          11/30/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity     2,232,920         58,343             747,324           384,772          8/31/07
Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund                     [            ]    [            ]     [            ]    [            ]   12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund  17,019            7,457              5,421             2,378            3/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer High Yield Fund          27,325,912        984,553            7,988,102         586,611          10/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive      214,111           53,490             417,212           -                7/31/07
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative    39,012            14,737             42,627            -                7/31/07
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth          342,936           71,094             570,270           -                7/31/07
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate        377,431           76,975             406,193           -                7/31/07
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund        [            ]    [            ]     [            ]    [            ]   12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer International Equity     1,687,405         45,956             379,861           777,553          3/31/07
Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value      1,372,111         36,321             651,394           597,344          11/30/07
Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund      2,285,595         118,354            1,002,580         576,149          9/30/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund       15,417,353        611,580            5,123,876         2,913,350        10/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund       [            ]    [            ]     [            ]    [            ]   12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal      [            ]    [            ]     [            ]    [            ]   12/31/07
Plus Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal      [            ]    [            ]     [            ]    [            ]   12/31/07
Plus Fund II
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares       [            ]    [            ]     [            ]    [            ]   12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Research Fund            [            ]    [            ]     [            ]    [            ]   12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Growth Fund       4,816             144                0                 1,140            11/30/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Value Fund        7,655             7,377              24                2,132            2/28/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap      7,058,433         211,753            1,077,661         732,439          11/30/07
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap      2,376,180         62,899             919,731           409,730          11/30/07
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund        [            ]    [            ]     [            ]    [            ]   12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free CA Municipal    [            ]    [            ]     [            ]    [            ]   12/31/07
Fund
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      Transfer Agency   Aggregate
                                                                      and Shareholder   Commissions
                                 Management    Administration         Servicing Fees    Paid to Affiliated    Fiscal
Fund                             Fees* ($)     Fees ($)               ($)               Brokers ($)           Year Ended
------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund  [            ]    [            ]     [            ]    [            ]        12/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund      [            ]    [            ]     [            ]    [            ]        12/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities     [            ]    [            ]     [            ]    [            ]        12/31/07
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap        [            ]    [            ]     [            ]    [            ]        12/31/07
Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market    [            ]    [            ]     [            ]    [            ]        12/31/07
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund        15,430,618        538,238            2,802,395         1,414,723             6/30/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund    1,343,505         48,141             448,967           153,339               7/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund   981,651           42,489             343,272           -                     7/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money      1,201,385         124,363            5,127             -                     7/31/07
Market Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund   428,800           22,662             16,889            -                     7/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Select Equity     24,465            729                6,467             5,858                 8/31/07
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Municipal    45,234            2,036              1,424             -                     8/31/07
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap        9,953             296                1,533             1,436                 8/31/07
Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Growth   4,298             129                19                583                   8/31/07
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Value    4,377             131                19                495                   8/31/07
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund       132,441           4,967              1,311             95                    10/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund   11,075,103        397,607            2,002,448         60                    10/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Diversified       N/A               N/A                N/A               N/A                   N/A
Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Aggregate Bond    N/A               N/A                N/A               N/A                   N/A
Fund
------------------------------------------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund   829,683           46,644             80,926            28                    8/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund     8,193,481         217,061            2,459,602         3,250,345             11/30/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund    7,296,519         278,686            2,077,629         398                   9/30/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund     [            ]    [            ]     [            ]    [            ]        12/31/07
------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund               21,421,516        917,300            5,718,444         2,837,356             9/30/07
------------------------------------------------------------------------------------------------------------------------------

* Amounts shown do not reflect the effect of contractual expense limitations for certain Funds.

SECTION 6

OTHER FUNDS ADVISED BY PIONEER
     The following table lists certain information regarding funds for which Pioneer provides investment advisory services, other than the Funds that are addressed in this Joint Proxy Statement.

-----------------------------------------------------------------------------------------------------------------

                                                 Net Assets (as of end of        Management Fee (as a percentage
 Fund                                           fund's last fiscal year) ($)     of average daily net assets) (%)
-----------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                             $ 30,569,421                                    0.50%*
-----------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio                     $ 14,290,463                                    0.70%*
-----------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                  $193,382,718                                    1.27%*
-----------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio                 $ 71,048,814                                    1.15%
-----------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio                    $466,685,993                                    0.65%
-----------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                            $441,492,549                                    1.05%*
-----------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                             $542,627,396                                    0.65%
-----------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio                $ 11,646,012                 0.65% up to $500 Million;
                                                                                    0.60% over $500 Million*
-----------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio             $276,946,931                                    0.74%
-----------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                              $450,444,357                                    0.81%
-----------------------------------------------------------------------------------------------------------------
Pioneer Independence VCT Portfolio                     $ 30,873,321                                    0.70%
-----------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio                       $119,086,387                                    0.65%
-----------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation VCT Portfolio   $ 10,671,700                                    0.17%*
-----------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation VCT Portfolio       $148,784,155                                    0.17%*
-----------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio     $122,989,494                                    0.17%*
-----------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio              $ 57,651,091                 0.85% up to $500 Million;
                                                                                    0.75% over $500 Million
-----------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio                    $392,697,383                                   0.65%
-----------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio                     $ 34,333,585                   0.40% up to $1 Billion;
                                                                                      0.35% over $1 Billion
-----------------------------------------------------------------------------------------------------------------
Pioneer Municipal and Equity Income Trust              $425,358,296                                    0.83%
-----------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust          $361,888,469                                    0.84%
-----------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                    $354,486,334                                    0.77%
-----------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth VCT Portfolio       $ 27,682,517                   0.75% up to $1 Billion;
                                                                                      0.70% over $1 Billion*
-----------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares VCT Portfolio               $119,771,995                                    0.80%
-----------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio                  $ 91,395,790                                    0.75%
-----------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio                 $ 67,040,580                                    0.65%
-----------------------------------------------------------------------------------------------------------------

* Pioneer contractually has agreed to cap total expenses under this management agreement.

SECTION 7

5% SHARE OWNERSHIP
     As of February 14, 2008, to the best knowledge of each Fund, the following persons beneficially owned of record 5% or more of the outstanding shares of the class of the Fund indicated:



--------------------------------------------------------------------------------
 Fund                                          Class   Percent   Name   Address
--------------------------------------------------------------------------------
Pioneer Bond Fund
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
Pioneer Equity Income Fund
--------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund
--------------------------------------------------------------------------------
Pioneer Fund
--------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund
--------------------------------------------------------------------------------
Pioneer High Yield Fund
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund
--------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
--------------------------------------------------------------------------------
Pioneer Independence Fund
--------------------------------------------------------------------------------
Pioneer International Equity Fund
--------------------------------------------------------------------------------
Pioneer International Value Fund
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
Pioneer Real Estate Shares
--------------------------------------------------------------------------------
Pioneer Research Fund
--------------------------------------------------------------------------------
Pioneer Select Growth Fund
--------------------------------------------------------------------------------
Pioneer Select Value Fund
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fund                                      Class   Percent   Name   Address
--------------------------------------------------------------------------------
Pioneer Cullen Value Fund
--------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
Pioneer Government Income Fund
--------------------------------------------------------------------------------
Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
Pioneer Global Select Equity Fund
--------------------------------------------------------------------------------
Pioneer High Income Municipal Fund
--------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Select Research Growth Fund
--------------------------------------------------------------------------------
Pioneer Select Research Value Fund
--------------------------------------------------------------------------------
Pioneer Floating Rate Fund
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
Pioneer Global Diversified Equity Fund
--------------------------------------------------------------------------------
Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
Pioneer Value Fund
--------------------------------------------------------------------------------

SECTION 8

SUBMISSION OF SHAREHOLDER PROPOSALS
     The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 60 State Street, Boston, Massachusetts 02109, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

SECTION 9

SHAREHOLDER COMMUNICATIONS
     Shareholders who wish to communicate with the Board or any individual Trustee should write their Fund to the attention of Dorothy E. Bourassa, Secretary, 60 State Street, Boston, Massachusetts 02109. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

     Shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), 60 State Street, Boston, Massachusetts 02109. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

SECTION 10

EXPENSES OF PROXY
     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be allocated to the Funds based on their respective net assets. These costs are estimated at approximately $3,900,000. Solicitation may be made by letter or telephone by officers or employees of Pioneer, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund's shares. In addition, the Funds have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $1,100,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by the Funds. Computershare Fund Services may solicit proxies personally and by telephone.

SECTION 11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Trustees, including a majority of the Independent Trustees, of each Fund have selected Ernst & Young, LLP ("E&Y") as the independent registered public accounting firm for the Funds. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

     Each Fund's Audit Committee approved the engagement of E&Y as the Fund's independent registered public accounting firm for the Fund's most recent fiscal year, as well as for the current fiscal year. A majority of the Fund's Trustees, including a majority of the Independent Trustees, approved the appointment of E&Y, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

     The reports of E&Y on each Fund's financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

     No representatives of E&Y will be present at the Meetings.

     Part II, Section 13 of this Joint Proxy Statement sets forth for each Fund, for each of the two most recent fiscal years, the fees billed by the Fund's independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Part II, Section 13 is presented under the following captions:

     (a) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (b) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

     (c) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

     (d) All Other Fees -- fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

     The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each Fund and (b) all non-audit services to be provided by the Fund's independent auditors to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the audit committee who shall report to the full audit committee.

     No Audit Committee may approve non-audit services that the audit committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services;

(h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

     For each Fund's two most recent fiscal years, there were no services rendered by E&Y to the Funds for which the pre-approval requirement was waived.

The following table sets forth non-audit fees billed by E&Y for services rendered to the Trusts and Pioneer or any entity controlling, controlled by or under common control with Pioneer that provides ongoing services to the Trusts for the Trusts' two most recent fiscal years.

-------------------------------------------------------------------------------------------------------------
                                                                           Non-Audit Fees
-------------------------------------------------------------------------------------------------------------
                                                                  Most Recent                Prior
Trust                                   Fiscal Year Ended       Fiscal Year ($)          Fiscal Year ($)
-------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                       6/30
-------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund           11/30
-------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund              10/31
-------------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund         11/30
-------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund       8/31
-------------------------------------------------------------------------------------------------------------
Pioneer Fund                            12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund         3/31
-------------------------------------------------------------------------------------------------------------
Pioneer High Yield Fund                 10/31
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Allocation Series      7/31
-------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund               12/31
-------------------------------------------------------------------------------------------------------------
Pioneer International Equity Fund       3/31
-------------------------------------------------------------------------------------------------------------
Pioneer International Value Fund        11/30
-------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund             9/30
-------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund              10/31
-------------------------------------------------------------------------------------------------------------
Pioneer Money Market Trust              12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal Trust       12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares              12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Research Fund                   12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Select Growth Fund              11/30
-------------------------------------------------------------------------------------------------------------
Pioneer Select Value Fund               2/28
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust I                  11/30
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust II                 12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust III                6/30
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust IV                 7/31
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                           Non-Audit Fees
-------------------------------------------------------------------------------------------------------------
                                                                  Most Recent                  Prior
Trust                                   Fiscal Year Ended       Fiscal Year ($)            Fiscal Year ($)
 -------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust V                  8/31
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust VI                 10/31
-------------------------------------------------------------------------------------------------------------
Pioneer Series Trust VII                10/31
-------------------------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund          8/31
-------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund            11/30
-------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund           9/30
-------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund            12/31
-------------------------------------------------------------------------------------------------------------
Pioneer Value Fund                      9/30
-------------------------------------------------------------------------------------------------------------

     Each Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to Pioneer and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor's independence. All services provided by E&Y to each Fund, Pioneer or Covered Service Providers that were required to be pre-approved were pre-approved as required.

SECTION 12

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following tables set forth, with respect to each Fund, audit fees, audit related fees, tax fees and all other fees paid to the Fund's independent registered public accountants for the two most recent fiscal years.


                       Audit Fees and Audit Related Fees

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Audit Fees                    Audit Related Fees
----------------------------------------------------------------------------------------------------------------------------------
                                              Fiscal Year     Most Recent        Prior Fiscal     Most Recent       Prior Fiscal
Fund                                             Ended       Fiscal Year ($)       Year ($)      Fiscal Year ($)       Year ($)
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              6/30/2007          40,730            39,160           3,041                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                 11/30/2007          37,450            36,010          11,159            15,568
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                    10/31/2007          33,085            31,810           3,041                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund               11/30/2007          27,625            26,560             900                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund              8/31/2007          34,175            32,860               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund                                  12/31/2007          35,275            33,915           5,200             5,000
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund                3/31/2007          25,440            24,460               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer High Yield Fund                       10/31/2007          41,820            40,210           3,041                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive                    7/31/2007          34,175            32,860               0                 0
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative                  7/31/2007          34,175            32,860               0                 0
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund        7/31/2007          34,175            32,860               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate                      7/31/2007          34,175            32,860               0                 0
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund                     12/31/2007          26,530            41,320               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer International Equity Fund              3/31/2007          36,360            34,960               0             8,502
----------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value Fund              11/30/2007          40,735            39,165           6,100            12,380
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                    9/30/2007          31,990            30,760               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                    10/31/2007          35,275            33,915           5,200             5,000
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                    12/31/2007          29,810            28,660               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund         12/31/2007          27,625            26,560               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund II      12/31/2007          27,625            26,560               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares                    12/31/2007          35,270            33,910               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Research Fund                         12/31/2007          28,715            27,610               0             3,492
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Growth Fund                    11/30/2007          25,440            24,460             900                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Value Fund                      2/28/2007          25,440            24,460               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap                   11/30/2007          33,085            31,810             900                 0
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap                   11/30/2007          28,715            27,610             900                 0
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      Audit Fees                    Audit Related Fees
----------------------------------------------------------------------------------------------------------------------------------
                                              Fiscal Year     Most Recent        Prior Fiscal     Most Recent       Prior Fiscal
Fund                                             Ended       Fiscal Year ($)       Year ($)      Fiscal Year ($)       Year ($)
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                    12/31/2007          28,715            27,610               0             3,492
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free CA Municipal Fund           12/31/2007          35,270            33,910               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund              12/31/2007          36,360            34,960               0             9,792
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                  12/31/2007          28,715            27,610               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund            12/31/2007          33,085            31,810               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund        12/31/2007          28,715            27,610               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund           12/31/2007          22,165            21,310               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund                     6/30/2007          28,715            27,610               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund                 7/31/2007          33,930            32,625               0             3,492
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund                7/31/2007          33,930            32,625               0             3,492
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money Market Fund       7/31/2007          23,530            22,625               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund                7/31/2007          23,530            22,625               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Select Equity Fund             8/31/2007          24,570            23,625               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Municipal Fund            8/31/2007          38,175                 0               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap Growth Fund         8/31/2007          32,765                 0               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Growth Fund           8/31/2007          24,570            23,625               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Value Fund            8/31/2007          24,570            23,625               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund                   10/31/2007          45,735                 0               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund               10/31/2007          37,450            36,010           3,041                 0
----------------------------------------------------------------------------------------------------------------------------------
Global Diversified Equity Fund               10/31/2007             N/A               N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Aggregate Bond Fund           10/31/2007             N/A               N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund                8/31/2007          35,270            33,910               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                 11/30/2007          34,175            32,860             900             4,815
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund                 9/30/2007          40,730            39,160           3,041                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                 12/31/2007          27,625            26,560               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund                            9/30/2007          35,275            33,915           5,200             5,000
----------------------------------------------------------------------------------------------------------------------------------

                           Tax Fees and All Other Fees

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Tax Fees                       All Other Fees
----------------------------------------------------------------------------------------------------------------------------------
                                              Fiscal Year     Most Recent        Prior Fiscal     Most Recent       Prior Fiscal
Fund                                              End        Fiscal Year ($)       Year ($)      Fiscal Year ($)       Year ($)
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                  6/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                     11/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                        10/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity Fund                   11/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund                  8/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund                                      12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Fundamental Growth Fund                    3/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer High Yield Fund                           10/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive                        7/31/2007           7,820             7,515               0                 0
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative                      7/31/2007           7,820             7,515               0                 0
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund            7/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate                          7/31/2007           7,820             7,515               0                 0
Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund                         12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer International Equity Fund                  3/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value Fund                  11/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                        9/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                        10/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                        12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund             12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Protected Principal Plus Fund II          12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Shares                        12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Research Fund                             12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Growth Fund                        11/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Value Fund                          2/28/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap                       11/30/2007           7,820             7,515               0                 0
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap                       11/30/2007           7,820             7,515               0                 0
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                         12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free CA Municipal Fund                12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer AMT-Free Municipal Fund                   12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                       12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                 12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Tax Fees                       All Other Fees
----------------------------------------------------------------------------------------------------------------------------------
                                              Fiscal Year     Most Recent        Prior Fiscal     Most Recent       Prior Fiscal
Fund                                              End        Fiscal Year ($)       Year ($)      Fiscal Year ($)       Year ($)
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund            12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund               12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund                         6/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund                     7/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Government Income Fund                    7/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money Market Fund           7/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund                    7/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Select Equity Fund                 8/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Municipal Fund                8/31/2007           7,820                 0               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge All Cap Growth Fund             8/31/2007           7,820                 0               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Growth Fund               8/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Research Value Fund                8/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Fund                       10/31/2007           7,820                 0               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield Fund                   10/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Global Diversified Equity Fund                   10/31/2007             N/A               N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Global Aggregate Bond Fund               10/31/2007             N/A               N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Short Term Income Fund                    8/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                     11/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Fund                     9/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                     12/31/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund                                9/30/2007           7,820             7,515               0                 0
----------------------------------------------------------------------------------------------------------------------------------

SECTION 13

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST


             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 [NAME OF TRUST]


     THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of
this [   ] day of [      ], [    ] by the Trustees hereunder.


     WHEREAS, the [NAME OF TRUST] was established pursuant to an Agreement and Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the "Original Declaration") and the filing of a Certificate of Trust with the Delaware Secretary of State for the purposes of carrying on the business of a management investment company;


     WHEREAS, the Trustees, pursuant to Section [      ], Article [      ] of
the Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;


     WHEREAS, this Amended and Restated Agreement and Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;


     NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS
     Section 1.1. Name. This Trust shall be known as [      ] and the Trustees
shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     Section 1.2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

     (a) "Bylaws" means the Bylaws of the Trust referred to in Section 6.8 hereof, as from time to time amended, which Bylaws are expressly incorporated by reference herein as part of the Trust's "governing instrument" within the meaning of the Delaware Act (as defined below).

     (b) "Certificate of Trust" means the certificate of trust of the Trust, as filed with the Secretary of State of the State of Delaware in accordance with the Delaware Act (as defined below), and as such certificate of trust may be amended or amended and restated from time to time.

     (c) "Class" means one or more Shares (as defined below) of a Series (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9(c) hereof.

     (d) "Code" means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

     (e) "Commission" shall have the same meaning given to such term in the 1940 Act.

     (f) "Complaining Shareholder" shall refer to a Shareholder making a demand or bringing a claim pursuant to Section 9.8 hereof.

     (g) "Declaration" means this Agreement and Declaration of Trust as amended, supplemented or amended and restated from time to time, which, together with the Bylaws and any designations of Series or Classes made in accordance with Section 4.6(c) hereof, shall constitute the Trust's "governing instrument" within the meaning of the Delaware Act. Reference in this Agreement and Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (h) "Delaware Act" shall refer to the Delaware Statutory Trust Act, as amended from time to time.

     (i) "He," "Him" and "His" shall include the feminine and neuter, as well as the masculine, genders.

     (j) "Interested Person" shall have the same meaning given to such term in the 1940 Act.

     (k) "1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

     (l) "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

     (m) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

     (n) "Prospectus" means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

     (o) "Series" individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to
Section 4.9(c) hereof.

     (p) "Shareholder" means a record owner of Outstanding Shares.

     (q) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

     (r) "Trust" refers to the Delaware statutory trust established under the Delaware Act by this Declaration and the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

     (s) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or, if the Trust has established one or more Series, any such Series as the context shall require.

     (t) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST
     The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith, both within and without the State of Delaware, and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers conferred by the laws of the State of Delaware upon a Delaware statutory trust formed pursuant to the Delaware Act.

ARTICLE III

REGISTERED AGENT AND REGISTERED OFFICE
     The registered agent and office of the Trust in the State of Delaware are Delaware Corporation Organizers, Inc., 1201 North Market Street, Wilmington, DE 19801. Unless otherwise required by applicable law, the Trust shall at all times maintain at least one resident agent who shall be either a citizen of the State of Delaware who resides in such State or a Delaware corporation. The Trustees may change the registered agent or registered office of the Trust from time to time by making the appropriate filing or filings with the Secretary of State of the State of Delaware.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS
     Section 4.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees, from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

     Section 4.2. Issuance of Shares. (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and for any reason or for no reason whatsoever.

     (b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

     (c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

     Section 4.3. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trust. The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, other than such right, if any, as the Trustees may determine. The holders of Shares shall not be entitled to exercise the rights of objecting shareholders and shall have no appraisal rights with respect to their Shares and, except as otherwise determined by the Trustees from time to time, shall have no exchange or conversion rights with respect to their Shares. Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and any other governing instrument and shall be bound thereby.

     Section 4.4. Ownership and Transfer of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the Bylaws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust's transfer or similar agent with respect to his Shares.

     (b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

     (c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

     Section 4.5. Voting by Shareholders. (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

     (b) As determined by the trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, or (ii) each whole Share or fractional Share outstanding on the record date shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the net asset value of the Share or fractional Share in United States dollars determined at the close of business on the record date. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the Bylaws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

     (c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

     Section 4.6. Meetings. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the Bylaws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement, adjournment or cancellation of meetings and related matters.

     Section 4.7. Quorum and Action. (a) The Trustees shall set forth in the Bylaws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than Shares representing thirty percent (30%) of the voting power of the Shares entitled to vote at such meeting. If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

     (b) The Shareholders shall take action by the affirmative vote of the holders of Shares entitled to vote and representing a majority of votes cast at a meeting of Shareholders at which a quorum is present, except in the case of the election of Trustees which shall only require a plurality and except as may be otherwise required by applicable law or any provision of this Declaration or the Bylaws.

     Section 4.8. Action by Written Consent in Lieu of Meeting of Shareholders. Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the Bylaws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that the Shareholders holding all of the Outstanding Shares entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

     Section 4.9. Series and Classes of Shares.

     (a) Series. The current Series of the Trust are set forth on Schedule A hereto. The Trustees may from time to time authorize the division of Shares into additional Series. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

          (i) Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

          (ii) The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

          (iii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the "Assets"), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the "General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

          (iv) The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the "Liabilities"), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Liabilities belonging to" that Series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the "General

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          Liabilities"), the Trustees shall allocate and charge such General
     Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series. Notice of this contractual limitation on liabilities among Series shall be set forth in the Certificate of Trust (whether originally or by amendment) as filed or to be filed with the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of [sec]3804(a) of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under [sec]3804(a) of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. Any Person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series. No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series or the Trust generally.

     (b) Classes. The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule. The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

     (c) Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or by the execution by a majority of the Trustees of an instrument in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class, and any such resolutions or instruments shall be deemed to be incorporated by reference herein as part of the Trust's "governing instrument" within the meaning of the Delaware Act. Additions or modifications to a designation, including, without limitation, any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

     Section 4.10. Disclosure of Shareholder Holdings. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

     Section 4.11. Access to Trust Records. As provided in Section 3819 of the Delaware Act, Shareholders shall only have such right to inspect the such records, documents, accounts and books of the Trust as may be granted from time to time

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by the Trustees, and subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense as may be established from time to time by the Trustees.

     Section 4.12. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the Bylaws.

ARTICLE V

THE TRUSTEES
     Section 5.1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

     Section 5.2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the State of Delaware. By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the resignation, retirement or removal of a Trustee pursuant to Section 5.4 hereof.

     Section 5.3. Term and Election. Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

     Section 5.4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the president or the secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy. Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of a majority of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

     Section 5.5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE VI

POWERS OF TRUSTEES
     Section 6.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the State of Delaware, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have

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all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a statutory trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class, whether or not specific reference is made to Series or Classes.

     Section 6.2. Certain Specific Powers. (a) Investments. The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

          (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

          (ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

          (iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

          (iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

          (v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

          (vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

          (vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

          (viii) to lend money or any other Trust Property;

          (ix) to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest and to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest;

          (x) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

          (xi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

          (xii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

          (xiii) to pay calls or subscriptions with respect to any security held in the Trust; and

          (xiv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred)

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     as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

     (b) Additional Powers. The Trustees shall have the power and authority on behalf of the Trust:

          (i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, to terminate any such employment, engagement or contract or other relationship, and to delegate to any such Person the supervision of any other Person that has been so employed, engaged or contracted with;

          (ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

          (iii) to elect and remove such officers as they consider appropriate, including, without limitation, a president and a secretary;

          (iv) to authorize the Trust to indemnify any Person with whom the Trust has dealings, including, without limitation, any service provider employed pursuant to Article VII hereof, to such extent as the Trustees shall determine;

          (v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any service provider employed pursuant to Article VII hereof, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

          (vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

          (vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;

          (viii) to determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept;

          (ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

          (x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     (c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees' powers and authority.

     Section 6.3. Issuance and Repurchase of Shares. The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

     Section 6.4. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law. Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole

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number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

     Section 6.5. Collection and Payment. The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

     Section 6.6. Expenses. The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

     Section 6.7. Manner of Acting. Except as otherwise provided herein, under applicable law or in the Bylaws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

     Section 6.8. Bylaws. The Trustees may adopt Bylaws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such Bylaws.

     Section 6.9. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any service provider employed pursuant to Article VII hereof.

     Section 6.10. Effect of Trustees' Determination. Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS
     Section 7.1. Investment Adviser and Administrator. The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

     Section 7.2. Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

     All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

     Section 7.3. Parties to Contract. Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser

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or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the Bylaws. The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

     Section 7.4. Further Authority of Trustees. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE
     Section 8.1. Distributions. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

     Section 8.2. Redemption of Shares. All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

     Section 8.3. Redemption Price. Shares of the Trust, or of any Series or Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

     Section 8.4. Payment. Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the assets of the Trust or, as applicable, the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other Person in transferring securities or other property selected for delivery as all or part of any such payment.

     Section 8.5. Redemption of Shareholder's Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

     (a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

     (b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

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     (c) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder's identity;

     (d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

     (e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

     (f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

     (g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

     (h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

     (i) in connection with the termination of any Series or Class of Shares; or

     (j) when the Trust is requested or compelled to do so by governmental authority or applicable law.

     Section 8.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

     Section 8.7. Determination of Net Asset Value; Valuation of Portfolio Assets. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

     The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

     Section 8.8. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

     Section 8.9. Reserves. The Trustees may set apart, from time to time, out of any funds of the Trust or Series or out of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

     Section 8.10. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this
Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION
     Section 9.1. No Personal Liability of and Indemnification of Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other

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legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or any Series arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Section 9.2. Limitation of Liability of Trustees and Others. (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

     Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

     All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     (b) Limitation of Liability to Trust and Shareholders. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

     (c) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 9.3. Experts; No Bond or Surety. The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for merely failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 9.4. Liability of Third Persons Dealing with the Trust or Trustees. No third Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has


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an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 9.5.

     To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     Section 9.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to
Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

     Section 9.7. Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under
Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

     Section 9.8. Derivative Actions. (a) Subject to the Delaware Act, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a "derivative action") unless each of the following conditions is met:

          (i) Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the "affected Series or Class"), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

          (ii) Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

          (iii) Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series


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     or Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

               (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

               (2) a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

               (3) a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (a) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

               (4) a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

               (5) a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (a) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three business days thereof; and

               (6) an acknowledgment of the provisions of paragraphs (e) and (f) of this Section 9.8 below;

          (iv) Shareholders owning Shares representing at least ten percent (10%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

          (v) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (c) below.

     (b) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the "independent Trustees") will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the "review period"). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the Complaining Shareholders, or, the Shareholders' counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

     (c) If the demand has been properly made under paragraph (a) of this
Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority

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of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (c) by sending in accordance with the provisions of Section 4.12 hereof written notice to each Complaining Shareholder, or the Shareholder's counsel, if represented by counsel, within five business days of such decision having been reached.

     (d) If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders' counsel within the time permitted by paragraph (c) above, and subparagraphs (i) through (v) of paragraph (b) above have been complied with, the Complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

     (e) A Complaining Shareholder whose demand is rejected pursuant to paragraph (c) above shall be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust and/or the affected Series in connection with the Trust's consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this
Section 9.8 shall reimburse the Trust and/or the affected Series for the costs and expenses (including attorneys' fees) incurred by the Trust and/or the affected Series in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys' fees) incurred by the Trust and/or the affected Series in connection with the action shall be borne by the Shareholders who commenced the action.

     (f) The Trust or the affected Series shall be responsible for payment of attorneys' fees and legal expenses incurred by a Complaining Shareholder in any circumstances only if required by law. Neither the Trust nor the affected Series shall be obligated to pay any attorneys' fees so incurred by a Complaining Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

     (g) No Shareholder may make demand or commence a derivative action on behalf of any Series of the Trust of which he or she is not a shareholder.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS
     Section 10.1. Termination of Trust or Series. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the Shareholders of the Trust or such Series as the case may be.

     (b) Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees and as required by the Delaware Act, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any. Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged.

     (c) Any Class of the Trust or Series thereof may be terminated by the Trustees as provided in Article IV hereof.

     (d) Upon termination of the Trust, following completion of winding up of its business, the Trustees (or, if there is no remaining Trustee at that time, any remaining officer of the Trust) shall direct that a Certificate of Cancellation of the Trust be executed and filed with the Secretary of State of the State of Delaware.

     Section 10.2. Merger and Consolidation. Subject to applicable law, the Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote

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of two-thirds (2/3) of the Trustees. Pursuant to and in accordance with
[sec]3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation so approved by the Trustees in accordance with this Section 10.2 may (a) effect any amendment to the governing instrument of the Trust; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     Section 10.3. Sale of Assets; Reorganization. The Trustees may authorize the Trust or any Series or Class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as may be authorized by the Trustees. Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Series or Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

     Section 10.4. Conversion. The Trustees may authorize the creation of one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares of the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

     Section 10.5. Combination of Classes. The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Series of the Trust or any Class thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS
     Section 11.1. Amendments to Declaration and Certificate of Trust. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

     (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

     (c) The Trust's Certificate of Trust may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.

     Section 11.2. Filing of Certificate; Copies of Declaration; Counterparts; Headings. Any amendment to the Certificate of Trust shall be filed with the Secretary of State of the State of Delaware. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or restatements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments or restatements. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

     Section 11.3. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

     Section 11.4. Applicable Law; Forum Selection; Jury Waiver. (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the State of Delaware, without reference to its conflicts of law rules, as a Delaware statutory trust under the Delaware Act, and without limiting the provisions hereof,

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the Trust specifically reserves the right to exercise any of the powers and privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     (b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate:
(i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees if such laws are inconsistent with the authorities and powers or the limitation on liability of the Trustees set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

     (c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

     (d) Subject to the Delaware Act, any action commenced by a Shareholder, directly or derivatively, against or on behalf of the Trust or a Series or Class thereof, its Trustees, officers, or employees, shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including [sec] 202.70 thereof (each, a "Chosen Court"). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

     (e) In any action commenced by a Shareholder against the Trust or any Series or Class thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series or Class thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

     Section 11.5. Statutory Trust Only. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.

     Section 11.6. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, conflicts with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Act or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     Section 11.7. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

     (a) any requirements in this Declaration or in the Bylaws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

     (b) any requirements in this Declaration or in the Bylaws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                   ---------------------------------------
                   [Name], as Trustee
                   [Address]

                                   SCHEDULE A
                    Series of Shares of Beneficial Interests
                              (Effective as of [ ])

     WHEREAS, the Trustees of the Trust, acting pursuant to the Trust's agreement and declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a "Series") pursuant to one or more designations of series (the "Prior Designations");

     WHEREAS, in connection with the adoption of an Amended and Restated
Agreement and Declaration of Trust dated as of [      ] (the "Declaration"),
pursuant to Section 4.9(a) of the Declaration, the previously established and designated Series are hereby included on this Schedule A, which Schedule A shall be deemed an amendment and restatement of the Prior Designations.

     NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

                                   [      ]

1. Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2. The number of authorized Shares of each Series is unlimited.

3. Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time ("Prospectus"). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4. With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6. The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

                                  SCHEDULE B
                       Designation of Classes of Shares
                          (Effective as of [      ])

     WHEREAS, the Trustees of the Trust, acting pursuant to the Trust's agreement and declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a "Series") and have previously established and designated one or more classes of Shares (each, a "Class") for some or all of the Series pursuant to one or more designations of Classes (the "Prior Designations");

     WHEREAS, in connection with the adoption of an Amended and Restated
Agreement and Declaration of Trust dated as of [      ] (the "Declaration"),
pursuant to Section 4.9(b) of the Declaration, the previously established and designated Classes are hereby included on this Schedule B, which Schedule B shall be deemed an amendment and restatement of the Prior Designations.

     NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:


Series      Classes
--------   --------

1. Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2. The number of authorized Shares of each Class is unlimited.

3. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time ("Prospectus"). The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4. With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of,
(g) any conversion or exchange feature or privilege , (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6. The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SECTION 14

FORM OF AGREEMENT AND PLAN OF REORGANIZATION


                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this
    day of       , 2008, by and among [      ], a Delaware statutory trust (the
"Successor Entity"), with its principal place of business at            on
behalf of its series            (the "Successor Fund"), [      ], a
Massachusetts business trust (the "Predecessor Fund"), with its principal place
of business at           .

     WHEREAS, the Predecessor Fund is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;

     WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

     WHEREAS, this Agreement is intended to be and is adopted, with respect to the Predecessor Fund and the Successor Fund, as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code");

     WHEREAS, the contemplated reorganization for the Predecessor Fund and the Successor Fund (a "Reorganization") will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund to the Successor Fund in exchange solely for shares of beneficial interest of the Successor Fund ("Successor Fund Shares") corresponding in class and number to the outstanding shares of beneficial interest of the Predecessor Fund ("Predecessor Fund Shares"), as described herein, and the assumption by the Successor Fund of all liabilities of the Predecessor Fund, and (2) the subsequent distribution of the Successor Fund Shares (which shall then constitute all of the assets of the Predecessor Fund) to the shareholders of the Predecessor Fund and the termination of the Predecessor Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, following the Reorganization, the Predecessor Fund shall voluntarily dissolve in accordance with Massachusetts law;

     WHEREAS, the Board of Trustees of the Successor Entity (the "Successor Entity Board") has determined, with respect to the Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of the Predecessor Fund by the Successor Fund is in the best interests of the Successor Fund and its shareholders; and

     WHEREAS, the Board of Trustees of the Predecessor Fund (the "Predecessor Fund Board") has determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of the Predecessor Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   THE REORGANIZATION

     1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Fund agrees to sell, assign, convey, transfer and deliver all of the Predecessor Fund's property and assets, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Entity, on behalf of the Successor Fund, agrees in exchange therefor: (a) to deliver to the Predecessor Fund the number, determined in accordance with paragraph 1.4, of full and fractional Successor Fund Shares corresponding to each class of the Predecessor

Fund Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (a "Closing Date"). For purposes of this Agreement, each class of shares of the Predecessor Fund corresponds to the corresponding class of shares of the Successor Fund and the term Successor Fund Shares should be read to include each such class of shares of the Successor Fund.

     1.2 The property and assets of the Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, "Assets"). The Successor Entity, on behalf of the Successor Fund, shall assume all of the liabilities and obligations of the Predecessor Fund, including, without limitation, all indemnification obligations of the Predecessor Fund with respect to the current and former Trustees and officers of the Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, "Liabilities"). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Entity, on behalf of the corresponding Successor Fund, any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Entity, on behalf of the corresponding Successor Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Entity, on behalf of the corresponding Successor Fund.

     1.3 Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Fund, as the then sole shareholder of the corresponding Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares, (c) elect Trustees of the Successor Entity, on behalf of the Successor Fund and (d) approve any other matter for which shareholder approval is required.

     1.4 Immediately following the actions contemplated by paragraph 1.1, the Predecessor Fund shall take such actions necessary to complete the Reorganization. To complete the Reorganization, the Predecessor Fund shall (a) distribute to its shareholders of record with respect to each class of Predecessor Fund Shares as of the Closing Date ("Predecessor Fund Shareholders"), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by the Predecessor Fund, pursuant to paragraph 1.1, in complete redemption of such Predecessor Fund Shares and (b) terminate and dissolve in accordance with applicable Massachusetts law. Such distribution and redemption shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders, and the cancellation of all issued and outstanding Predecessor Fund Shares on the books of the Predecessor Fund. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of the corresponding class owned by Predecessor Fund Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing any class of Successor Fund Shares in connection with such exchange.

     1.5 Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent.

     1.6 Any regulatory reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Fund.

2.   VALUATION
     The value of the Assets and the amount of the Liabilities of the Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Fund, and after the declaration of any dividends by the Predecessor Fund, on the applicable Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures established by the Predecessor Fund Board. All computations of value and amounts shall be made by the fund accountant for the Predecessor Fund.

3.   CLOSING AND CLOSING DATE
     3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [ ], 2008, or such other date as the parties may agree. All acts taking place at the closing of the Reorganization as provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the "close of business" on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Predecessor Fund's net asset value is calculated in accordance with Section 2 and after the declaration of any dividends. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

     3.2 The Predecessor Fund shall direct [ ] (the "Custodian") to transfer ownership of the Assets from the accounts of the Predecessor Fund that the Custodian maintains as custodian for the Predecessor Fund to the accounts of the Successor Fund that the Custodian maintains as custodian for the Successor Fund and to deliver to the Successor Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Predecessor Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Predecessor Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Predecessor Fund is impracticable (in the judgment of the Predecessor Fund Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES
     4.1 Except as has been fully disclosed to the Successor Entity in Schedule
4.1 of this Agreement, the Predecessor Fund represents and warrants to the Successor Entity and the corresponding Successor Fund as follows:

          (a) The Predecessor Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Predecessor Fund's Declaration of Trust, as amended (the "Predecessor Fund Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Predecessor Fund is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Predecessor Fund. The Predecessor Fund has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

          (b) The Predecessor Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Predecessor Fund (true and correct copies of which have been delivered to the Successor Entity) and each prospectus and statement of additional information of the Predecessor Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Predecessor Fund will have good and marketable title the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Entity, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

          (f) The Predecessor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Predecessor Fund, will not result, in a material violation of Massachusetts law or of the Predecessor Fund Charter or the by-laws of the Predecessor Fund, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Predecessor Fund will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Fund is a party or by which it is bound.

          (g) All material contracts or other commitments of the Predecessor Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Trustees of the Predecessor Fund, and those contracts listed in Schedule 4.1) will terminate without liability to the Predecessor Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Predecessor Fund and, to the Predecessor Fund's knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Predecessor Fund to the Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Predecessor Fund or the imposition of any penalty thereunder.

          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Fund's knowledge, threatened against the Predecessor Fund, with respect to the Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Predecessor Fund's business. The Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Predecessor Fund's business or its ability to consummate the transactions herein contemplated.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Predecessor Fund as at the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement have been audited by [ ], independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Entity) present fairly, in all material respects, the financial condition of the Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Predecessor Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing--The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Predecessor Fund as at the last day of the most recently completed fiscal half year of the Predecessor Fund following the date of the audited annual statements referenced above [are/will be when sent to Predecessor Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements [present/will present] fairly, in all material respects, the financial condition of the Predecessor Fund, and all known contingent, accrued or other liabilities of the Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

          (j) Since the last day of the most recently completed fiscal year of the Predecessor Fund prior to the date of this Agreement, there has not been any material adverse change in the Predecessor Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph
     (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by the Predecessor Fund, the discharge of such Predecessor Fund's liabilities, or the redemption of Predecessor Fund Shares by shareholders shall not constitute a material adverse change.

          (k) For each taxable year of its operation completed as of the end of the day on the Closing Date, the Predecessor Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under
     Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Predecessor Fund reasonably expects that the Successor Fund, as successor to the Predecessor Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

          (l) All issued and outstanding Predecessor Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Predecessor Fund and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares, nor is there outstanding any security convertible into any of the Predecessor Fund Shares of such Predecessor Fund.

          (m) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Predecessor Fund Board, and this Agreement constitutes a valid and binding obligation of the Predecessor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) If shareholder approval of the Predecessor Fund is being sought, the provisions of the Proxy Statement (as defined in paragraph 5.2) relating to such Predecessor Fund, on the date thereof and at all times prior to the conclusion of the shareholder meeting of the Predecessor Fund will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Successor Entity, on behalf of the corresponding Successor Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Predecessor Entity, on behalf of such Predecessor Fund, for use in the registration statement on Form N-1A of the Successor Entity with respect to the corresponding Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.2 Except as has been fully disclosed to the Predecessor Fund in Schedule
4.2 to this Agreement, the Successor Entity, on behalf of each Successor Fund, severally, but not jointly, represents and warrants to the Predecessor Fund as follows:

          (a) Such Successor Fund is duly established as a series of the Successor Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power under the Successor Entity's Declaration of Trust (the "Successor Entity Charter") to own all of the Assets of the Predecessor Fund and to carry on its business as contemplated by this Agreement. The Successor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Successor Entity. The Successor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(b).

          (b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (c) The Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Successor Fund will not have any assets or liabilities or have carried on any business activities.

          (d) The Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result, in a material violation of Delaware law or the Successor Entity Charter or the by-laws of the Successor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of the

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     Successor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Entity, on behalf of the Successor Fund, is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Entity's knowledge, threatened against the Successor Entity, with respect to the Successor Fund or its properties or assets, that, if adversely determined, would materially and adversely affect the Successor Fund's financial condition or the conduct of the Successor Fund's business. The Successor Entity, on behalf of the Successor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund's business or the Successor Entity's ability to consummate the transactions herein contemplated on behalf of the Successor Fund.

          (f) Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares of the Successor Fund, including those Successor Fund Shares to be delivered by the Successor Fund to the Predecessor Fund in accordance with paragraph 1.4, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Successor Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

          (g) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Successor Entity Board, and this Agreement constitutes a valid and binding obligation of the Successor Entity, on behalf of the Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (h) If shareholder approval of the Predecessor Fund is being sought, the information to be furnished by the Successor Entity on behalf of such Successor Fund for use in the proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto. The information with respect to the Successor Fund in the registration statement on Form N-1A of the Successor Entity and other documents filed or to be filed by the Successor Entity with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto, and shall not, as of the effective date of such registration statement, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading.

          (i) The Successor Fund is a separate fund of the Successor Entity within the meaning of Section 851(g) of the Code.

          (j) The Successor Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, the Successor Fund shall not ever have held any assets and shall not ever have carried on any business activities whatsoever.

          (k) For the taxable year that includes the Closing Date and for subsequent taxable periods, the Successor Entity reasonably expects that the Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5.   COVENANTS
     The Predecessor Fund and the Successor Entity, on behalf of the Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

     5.1 The Predecessor Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

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     5.2 If approval of shareholders is required, the Predecessor Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Fund will prepare, file with the Commission, and deliver to its shareholders in connection with such meeting a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     5.3 The Successor Fund Shares to be acquired by the Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares.

     5.5 Subject to the provisions of this Agreement, the Successor Entity, on behalf of the Successor Fund, and the Predecessor Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Successor Entity, on behalf of the Successor Fund, will provide to the Predecessor Fund such information regarding the Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

     5.7 Each of the Successor Entity, on behalf of the Successor Fund, and the Predecessor Fund will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8 The Predecessor Entity Fund will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Fund's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 The Successor Entity, on behalf of the Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND
     The obligations of the Predecessor Fund to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Predecessor Fund's election, to the following conditions:

     6.1 All representations and warranties of the Successor Entity, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Successor Entity, on behalf of the Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of the Successor Fund, on or before the applicable Closing Date.

     6.3 The Successor Entity, on behalf of the Successor Fund, shall have executed and delivered an assumption of the Liabilities of the Predecessor Fund and all such other agreements and instruments as the Predecessor Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Fund's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity's assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

     6.4 The Successor Entity, on behalf of the Successor Fund, shall have delivered to the Predecessor Fund a certificate executed in the name of the Successor Entity, on behalf of the Successor Fund, by the Successor Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Predecessor Fund and dated as of the applicable Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Predecessor Fund shall reasonably request.

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

     6.5 The Successor Entity, on behalf of the Successor Fund, and the Predecessor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued by the Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND
     The obligations of the Successor Entity, on behalf of the Successor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Successor Entity's election, to the following conditions:

     7.1 All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 The Predecessor Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Fund on or before the Closing Date.

     7.3 The Predecessor Fund shall have delivered to the Successor Entity, on behalf of the Successor Fund, a Statement of Assets and Liabilities of the Predecessor Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Fund. The Predecessor Fund shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm (a) the Predecessor Fund's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Fund's title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

     7.4 The Predecessor Fund shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Fund by the Predecessor Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Successor Entity shall reasonably request.

     7.5 The Predecessor Fund and the Successor Entity, on behalf of the corresponding Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by the Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND AND THE PREDECESSOR FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Fund or the Successor Entity, on behalf of the Successor Fund, the other party to this Agreement shall be entitled on behalf of the Predecessor Fund or Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Fund, if such approval is required, in accordance with the provision of the Predecessor Fund Charter, the by-laws of the Predecessor Fund, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Fund may waive the condition set forth in this paragraph 8.1.

     8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Fund or the Successor Entity, with respect to the Successor Fund, from completing the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Fund to permit consummation, in all material respects, of the transactions contemplated with respect to the Successor Fund or the Predecessor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund.

     8.4 The registration statement of the Predecessor Fund under the 1933 Act and the 1940 Act shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Entity shall have expressly adopted such amended registration statement with respect to the Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Fund

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

shall have been amended to reflect the Reorganization, and the Successor Entity shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

     8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Predecessor Fund, by the Successor Entity, on behalf of the applicable Successor Fund, and by their respective authorized officers, substantially to the effect that, for federal income tax purposes,
(i) the transfer to the Successor Fund of all of the Assets of the Predecessor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities of the Predecessor Fund, followed by the distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Successor Fund and the Predecessor Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Predecessor Fund upon the transfer of its Assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in liquidation, except for any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in
Section 1297(a) of the Code; (iii) the basis in the hands of the Successor Fund of the Assets of the Predecessor Fund will be the same as the basis of the Assets in the hands of the Predecessor Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by the Predecessor Fund; (v) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities of the Predecessor Fund; (vi) no gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of all of their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; and (viii) each Predecessor Fund shareholder's holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefor, provided that he or she held the Predecessor Fund Shares as capital assets on the date of exchange. The delivery of such opinion is conditioned upon receipt by Bingham McCutchen LLP of representations it shall request of the Successor Entity and the Predecessor Fund. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Fund may waive the condition set forth in this paragraph 8.5.

     8.6 The Successor Entity, on behalf of each Successor Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP in a form reasonably satisfactory to the Successor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Predecessor Fund, and its authorized officers: (a) the Predecessor Fund is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Predecessor Fund has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Predecessor Fund's registration statement as an open-end investment company registered under the 1940 Act; (c) the Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Predecessor Fund, and assuming due authorization, execution and delivery of this Agreement by the Successor Entity, on behalf of such Successor Fund, constitutes a valid and legally binding obligation of the Predecessor Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement will not, violate the Predecessor Fund Charter or the by-laws of the Predecessor Fund; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Predecessor Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement have been

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obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion. Such opinion may state that it is solely for the benefit of the Successor Entity and the Successor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

     8.7 The Predecessor Fund shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Predecessor Fund, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the Successor Fund and its authorized officers: (a) the Successor Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Successor Entity, with respect to the Successor Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Successor Entity's registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Successor Entity, on behalf of the corresponding Successor Fund, and assuming due authorization, execution and delivery of this Agreement by the Predecessor Fund constitutes a valid and legally binding obligation of the Successor Entity, on behalf of the corresponding Successor Fund, enforceable against the Successor Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Successor Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Successor Entity Charter or the by-laws of the Successor Entity; and (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Successor Entity, on behalf of the corresponding Successor Fund, under the federal laws of the United States or the laws of the State of Delaware with respect to the issuance of the Successor Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. With respect to all matters of Delaware law, such counsel shall be entitled to state that, with the approval of the Predecessor Fund, they have relied on the opinion of Potter Anderson & Corroon LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Potter Anderson & Corroon LLP.

9.   INDEMNIFICATION
     The Successor Entity, out of the Successor Fund's assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not (a) in violation of applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.  BROKERAGE FEES AND EXPENSES
     10.1 The Successor Entity, on behalf of the Successor Fund, and the Predecessor Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The Successor Fund and Predecessor Fund will pay the proxy solicitation, mailing, attestation and other costs attributable to the Reorganization, in accordance with an allocation approved by the Predecessor Fund Board and Successor Entity Board. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such

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party as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     11.1 The Successor Entity and the Predecessor Fund agree that neither party has made any representation, warranty or covenant, on behalf of either the Successor Fund or the Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Fund, and the obligations of the Successor Entity, on behalf of each Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.  TERMINATION
     This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Successor Fund or the Predecessor Fund at any time prior to the Closing Date by resolution of the Successor Entity Board or the Predecessor Fund Board, as applicable, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Successor Fund or the Predecessor Fund, respectively. The termination of this Agreement shall affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.  AMENDMENTS
     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Fund and the Successor Entity; provided, however, that following the meeting of the Predecessor Fund shareholders called by the Predecessor Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY
     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 The Predecessor Fund Charter is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Predecessor Fund Charter, the obligations of the Predecessor Fund entered into in the name or on behalf the Predecessor Fund by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Predecessor Fund personally, but bind only the assets of the Predecessor Fund, and all persons dealing with the Predecessor Fund must look solely to the assets of the Predecessor Fund belonging to such series or fund for the enforcement of any claims against the Predecessor Fund.

                           [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[SUCCESSOR ENTITY]                         [PREDECESSOR ENTITY]

By: -----------------------------------    By: -----------------------------------
    Name:                                      Name:
    Title:                                     Title:

                                Schedule 4.1

                                Schedule 4.2

SECTION 15

COMPARISON OF TERMS OF CURRENT AND AMENDED AND RESTATED MANAGEMENT AGREEMENTS
     This Section 15 sets forth a comparison of the principal terms of the Current Management Agreements with the corresponding terms of the Amended and Restated Management Agreement. For purposes of the chart, Funds have been assigned to a group, Group A(4) or B(5), based on the similarity of terms of their Current Management Agreements. The Current Management Agreements of several Funds contain terms that differ from terms of the Current Management Agreements of the Group A Funds and the Group B Funds, so the agreements for those Funds are addressed separately, where appropriate.

     You should note that the chart contains only a description of the principal provisions of the Current Management Agreements and may not include all of the terms of those agreements or the exact wording of those provisions described. You should refer to Part II, Section 16 of this Joint Proxy Statement for the complete terms of the Amended and Restated Management Agreement.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                   Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
Investment Management Services                                  Investment Management Services

All Funds                                                       The Trust hereby appoints the Manager to act as
                                                                investment adviser of each Fund for the period and on the
The Manager will regularly provide the Trust with               terms set forth in this Agreement. The Manager accepts
investment research, advice and supervision and will             such appointment and agrees to render the services herein
furnish continuously an investment program for the Trust,       set forth, for the compensation herein provided.
consistent with the investment objectives and policies of
the Trust. The Manager will determine from time to time         Subject to the supervision of the Trust's Board of Trustees
what securities shall be purchased for the Trust, what          (the "Board"), the Manager shall regularly provide each
securities shall be held or sold by the Trust and what          Fund with investment research, advice, management and
portion of the Trust's assets shall be held uninvested as       supervision and shall furnish a continuous investment
cash, subject always to the provisions of the Trust's           program for the Fund's portfolio of securities and other
Certificate of Trust, Agreement, and Declaration of Trust,      investments consistent with the Fund's investment
By-Laws and its registration statements under the 1940          objectives, policies and restrictions, as stated in the Fund's
Act and under the 1933 Act covering the Trust's shares,         current Prospectus and Statement of Additional
as filed with the Commission, and to the investment             Information. The Manager shall determine from time to
objective[s], policies and restrictions of the Trust, as each   time what securities and other investments (including,
of the same shall be from time to time in effect, and           without limitation, repurchase agreements, swap
subject, further, to such policies and instructions as the      agreements, options, futures and other instruments) will be
Board of Trustees of the Trust may from time to time            purchased, retained, sold or exchanged by each Fund and
establish. To carry out such determinations, the Manager        what portion of the assets of the Fund's portfolio will be
will exercise full discretion and act for the Trust in the      held in the various securities and other investments in
same manner and with the same force and effect as the           which the Fund invests, and what portion will be held
Trust itself might or could do with respect to purchases,       uninvested in cash, and shall implement those decisions
----------------------------------------------------------------------------------------------------------------------------------

-----------
(4) Group A Funds include Pioneer Bond Fund, Pioneer Emerging Markets Fund, Pioneer Equity Income Fund, Pioneer Equity Opportunity Fund, Pioneer Europe Select Equity Fund, Pioneer Fund, Pioneer Fundamental Growth Fund, Pioneer Growth Shares, Pioneer High Yield Fund, Pioneer Ibbotson Aggressive Allocation Fund, Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Growth Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, Pioneer Independence Fund, Pioneer International Equity Fund, Pioneer International Value Fund, Pioneer Mid Cap Growth Fund, Pioneer Mid Cap Value Fund, Pioneer Protected Principal Plus Fund, Pioneer Research Fund, Pioneer Global High Yield Fund, Pioneer Strategic Income Fund, Pioneer Tax Free Income Fund and Pioneer Small Cap Value Fund.
(5) Group B Funds include Pioneer Protected Principal Plus Fund II, Pioneer Real Estate Shares, Pioneer Select Growth Fund, Pioneer Select Value Fund, Pioneer Oak Ridge Large Cap Growth Fund, Pioneer Oak Ridge Small Cap Growth Fund, Pioneer AmPac Growth Fund, Pioneer AMT-Free CA Municipal Fund, Pioneer AMT-Free Municipal Fund, Pioneer Growth Leaders Fund, Pioneer Growth Opportunities Fund, Pioneer Small and Mid Cap Growth Fund, Pioneer Tax Free Money Market Fund, Pioneer Cullen Value Fund, Pioneer Classic Balanced Fund, Pioneer Government Income Fund, Pioneer Institutional Money Market Fund, Pioneer Treasury Reserves Fund, Pioneer Global Select Equity Fund, Pioneer High Income Municipal Fund, Pioneer Short Term Income Fund, Pioneer Oak Ridge All Cap Growth Fund, Pioneer Select Research Growth Fund, Pioneer Select Research Value Fund, Pioneer Floating Rate Fund and Pioneer Value Fund.

----------------------------------------------------------------------------------------------------------------------------------
 Current Management Agreements                                    Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 sales or other transactions, as well as with respect to all      (including the execution of investment documentation), all
 other things necessary or incidental to the furtherance or       subject to the provisions of the Trust's Declaration of Trust
 conduct of such purchases, sales or other transactions.          and By-Laws (collectively, the "Governing Documents") and
                                                                  the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any
                                                                  other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of
                                                                  the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other investments and
                                                                  payments of cash for the account of the Fund.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Current Management Agreements                                    Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
Brokerage Transactions                                            Brokerage Transactions

All Funds (except Pioneer Real Estate Shares)                     The Manager will place orders pursuant to its investment
                                                                  determinations for each Fund either directly with the issuer
The Manager shall arrange for the placing of all orders           or with any broker or dealer, foreign currency dealer,
for the purchase and sale of [portfolio](6) securities for        futures commission merchant or others selected by it.
the [Trust's](7) [Portfolio's] account with brokers or            Except as described herein, the Manager shall seek overall
dealers selected by the Manager. In the selection of such         the best execution available in the selection of brokers or
brokers or dealers and the placing of such orders, the Manager    dealers and the placing of orders for each Fund. In
is directed at all times to seek for the [Trust] [Portfolio] the  assessing the best execution available for any transaction,
most favorable execution and net price available except as        the Manager may consider factors it deems relevant,
described herein. It is also understood that it is desirable      including the size and type of the transaction, the nature
for the [Trust] [Portfolio] that the Manager have access to       and character of the markets for the security to be
supplemental investment and market research and                   purchased or sold, the execution capabilities and financial
security and economic analyses provided by brokers who            condition of the broker or dealer, and the reasonableness
may execute brokerage transactions at a higher cost to            of the commission or dealer spread, if any (whether for a
the [Trust] [Portfolio] than may result when allocating           specific transaction or on a continuing basis). In
brokerage to other brokers on the basis of seeking the            connection with the selection of such brokers or dealers
most favorable price and efficient execution. Therefore,          and the placing of such orders, subject to applicable law,
the Manager is authorized to place orders for the                 brokers or dealers may be selected who also provide
purchase and sale of securities for the [Trust] [Portfolio's      brokerage and research services (as those terms are
account] with such brokers, subject to review by the              defined in Section 28(e) of the Securities Exchange Act of
Trust's Trustees from time to time with respect to the            1934, as amended (the "Exchange Act")) to the Fund
extent and continuation of this practice. It is understood        and/or the other accounts over which the Manager or its
that the services provided by such brokers may be useful          affiliates exercise investment discretion. The Manager is
to the Manager in connection with its or its affiliates'          authorized to pay a broker or dealer who provides such
services to other clients. [In addition, subject to the           brokerage and research services a commission for
Manager's obligation to seek the most favorable execution         executing a portfolio transaction for a Fund which is in
and net price available, the Manager may consider the             excess of the amount of commission another broker or
sale of the Trust's shares in selecting brokers and               dealer would have charged for effecting that transaction if
dealers.](8)                                                      the Manager determines in good faith that such amount of
                                                                  commission is reasonable in relation to the value of the
                                                                  brokerage and research services provided by such broker
                                                                  or dealer, viewed in terms of either that particular
                                                                  transaction or in terms of all of the accounts over which
                                                                  the Manager or its affiliates exercise investment discretion.
----------------------------------------------------------------------------------------------------------------------------------

-----------
(6) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.
(7) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.
(8)  Bracketed text appears in the Current Management Agreements for Group B
     Funds.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                   Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Pioneer Real Estate Shares
 The Manager shall arrange for the placing of all orders
 for the purchase and sale of securities for the Trust's
 account with brokers or dealers selected by the Manager.
 In the selection of such brokers or dealers and the
 placing of such orders, the Manager is directed at all
 times to seek for the Trust the most favorable execution
 and net price available except as described herein. It is
 also understood that it is desirable for the Trust that the
 Manager have access to supplemental investment and
 market research and security and economic analyses
 provided by brokers who may execute brokerage
 transactions at a higher cost to the Trust than may result
 when allocating brokerage to other brokers on the basis
 of seeking the most favorable price and efficient
 execution. Therefore, the Manager is authorized to place
 orders for the purchase and sale of securities for the
 Trust with such brokers, subject to review by the Trust's
 Trustees from time to time with respect to the extent and
 continuation of this practice. It is understood that the
 services provided by such brokers may be useful to the
 Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's
 obligation to seek the most favorable execution and net
 price available, the Manager may consider the sale of the
 Trust's shares in selecting brokers and dealers.
----------------------------------------------------------------------------------------------------------------------------------
 Investment in Investment Companies                             Investment in Investment Companies
 All Funds                                                      Subject to applicable provisions of the 1940 Act and
                                                                direction from the Board, the investment program to be
 Not specifically addressed.                                    provided hereunder may entail the investment of all or
                                                                substantially all of the assets of any Fund in one or more investment companies.
----------------------------------------------------------------------------------------------------------------------------------
 Additional Services                                            Additional Services
 All Funds                                                      The Manager shall also provide advice and
                                                                recommendations with respect to other aspects of the
 Not specifically addressed.                                    business and affairs of each Fund, shall exercise voting
                                                                rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities subject to such direction as the Board may provide, and shall
                                                                perform such other functions of investment management
                                                                and supervision as may be directed by the Board.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Services Excluded                                           Services Excluded
 All Funds                                                   Notwithstanding the foregoing, the Manager shall not be
                                                             deemed to have assumed any duties with respect to, and
Not specifically addressed.                                  shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have
                                                             assumed or have any responsibility with respect to
                                                             functions specifically assumed by any administrator,
                                                             transfer agent, fund accounting agent, custodian,
                                                             shareholder servicing agent or other agent, in each case
                                                             employed by the Trust or a Fund to perform
                                                             such functions.
----------------------------------------------------------------------------------------------------------------------------------
 Authority to Execute Documents                              Authority to Execute Documents
 All Funds                                                   The Manager may execute on behalf of each Fund certain
                                                             agreements, instruments and documents in connection
Not specifically addressed.                                  with the services performed by it under this Agreement.
                                                             These may include, without limitation, brokerage
                                                             agreements, clearing agreements, account documentation,
                                                             futures and options agreements, swap agreements, other
                                                             investment related agreements, and any other agreements,
                                                             documents or instruments the Manager believes are
                                                             appropriate or desirable in performing its duties under
                                                             this Agreement.
----------------------------------------------------------------------------------------------------------------------------------
 Transactions with Affiliates                                Transactions with Affiliates
 All Funds                                                   Each Fund hereby authorizes any entity or person
                                                             associated with the Manager which is a member of a
 In connection with purchases or sales of securities for     national securities exchange to effect any transaction on
 the account of the [Trust](9) [Portfolio](10), neither the  the exchange for the account of the Fund which is
 Manager nor any of its directors, officers or employees     permitted by Section 11(a) of the Exchange Act and Rule
 will act as a principal or agent or receive any commission  11a2-2(T) thereunder, and each Fund hereby consents to
 except as permitted by the 1940 Act.                        the retention of compensation for such transactions in
                                                             accordance with Rule 11a2-2(T)(a)(2)(iv).
----------------------------------------------------------------------------------------------------------------------------------

-----------
(9) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.
(10) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                               Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Use of Subadvisers                                         Use of Subadvisers
 Group A Funds                                              Subject to the Board's approval, the Manager or any Fund
                                                            may enter into contracts with one or more investment
 It is understood that the Manager may employ one or        subadvisers, including without limitation, affiliates of the
 more sub-investment advisers (each a "Sub-adviser") to     Manager, in which the Manager delegates to such
 provide investment advisory services to the Trust by       investment subadvisers any or all its duties specified
 entering into a written agreement with each such Sub-      hereunder, on such terms as the Manager determines to be
 adviser; provided, that any such agreement first shall be  necessary, desirable or appropriate, provided that in each
 approved by the vote of a majority of the Trustees,        case such contracts are entered into in accordance with
 including a majority of the Trustees who are not           and meet all applicable requirements of the 1940 Act. The
 "interested persons" (as defined in the 1940 Act) of the   Trust agrees that the Manager shall not be accountable to
 Trust, the Manager or any such Sub-adviser, and            the Trust or any Fund or any Fund's shareholders for any
 otherwise approved in accordance with the requirements     loss or other liability relating to specific investments
 of the 1940 Act or an exemption therefrom. The authority   selected by any such subadviser.
 given to the Manager in Sections 1 through 13 hereof
 may be delegated by it under any such agreement;
 provided, that any Sub-adviser shall be subject to the
 same restrictions and limitations on investments and
 brokerage discretion as the Manager. The Trust agrees
 that the Manager shall not be accountable to the Trust or
 the Trust's shareholders for any loss or other liability
 relating to specific investments directed by any Sub-
 adviser, even though the Manager retains the right to
 reverse any such investment because, in the event a
 Sub-adviser is retained, the Trust and the Manager will
 rely almost exclusively on the expertise of the Sub-
 adviser for the selection and monitoring of specific
 investments.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Current Management Agreements                                 Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Group B Funds
 It is understood that the Manager may employ one or
 more sub-investment advisers (each a "Sub-adviser") to
 provide investment advisory services to the Trust by
 entering into a written agreement with each such Sub-
 adviser; provided, that any such agreement first shall be
 approved by the vote of a majority of the Trustees,
 including a majority of the Trustees who are not
 "interested persons" of the Trust, the Manager or any
 such Sub-adviser, and otherwise approved in accordance
 with the requirements of the 1940 Act or an exemption
 therefrom. The authority given to the Manager in Sections
 1 through 13 hereof may be delegated by it under any
 such agreement; provided, that any Sub-adviser shall be
 subject to the same restrictions and limitations on
 investments and brokerage discretion as the Manager.
 The Trust agrees that the Manager shall not be
 accountable to the Trust or the Trust's shareholders for
 any loss or other liability relating to specific investments directed by any Sub-adviser, even though the Manager
 retains the right to reverse any such investment;
 provided, however, that the foregoing shall not in any way
 limit the Manager's other responsibilities under this
 Agreement, including, the supervision of the Sub-
 adviser's compliance with the Trust's investment policies
 and restrictions.
 ----------------------------------------------------------------------------------------------------------------------------------
 Information to be Provided to the Manager                     Information to be Provided to Manager
 All Funds                                                     The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned
 Not specifically addressed.                                   by each Fund, its funds available, or to become available, for investment, and generally as to the condition of its
                                                               affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the
                                                               Manager may from time to time reasonably request.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Information to be Provided by the Manager                   Information to be Provided by Manager

 All Funds                                                   The Manager shall supply the Board and officers of the
                                                             Trust with such information and reports reasonably
 The Manager will, to the extent reasonably required in the  required by them and reasonably available to the Manager.
 conduct of the business of the [Trust](11) [Portfolio](12)
 and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries,
 businesses, corporations or securities as to which such
 requests shall be made, whether or not the [Trust]
 [Portfolio] shall at the time have any investment in such
 industries, businesses, corporations or securities. The
 Manager will use its best efforts in the preparation of
 such reports and will endeavor to consult the persons
 and sources believed by it to have information available
 with respect to such industries, businesses, corporations
 or securities.
 ----------------------------------------------------------------------------------------------------------------------------------
 Recordkeeping Obligations                                   Recordkeeping Obligations

 All Funds                                                   Unless maintained by another party on the Fund's behalf,
                                                             the Manager shall maintain the books and records with
 The Manager will maintain all books and records with        respect to each Fund's securities and other transactions
 respect to the [Trust's](13) [Portfolio's](14) securities   and keep the Fund's books of account in accordance with
 transactions required by subparagraphs (b)(5), (6), (9)     all applicable federal and state laws and regulations. In
 and (10) and paragraph (f) of Rule 31a-1 under the 1940     compliance with the requirements of Rule 31a-3 under the
 Act (other than those records being maintained by the       1940 Act, the Manager hereby agrees that any records that
 custodian or transfer agent appointed by the Trust [with    it maintains for each Fund are the property of the Fund,
 respect to the Portfolio]) and preserve such records for    and further agrees to surrender promptly to the Fund any
 the periods prescribed therefor by Rule 31 a-2 under the    of such records upon the Fund's request. The Manager
 1940 Act. The Manager will also provide to the Board of     further agrees to arrange for the preservation of the
 Trustees such periodic and special reports as the Board     records required to be maintained by Rule 31a-1 under the
 may reasonably request.                                     1940 Act for the periods prescribed by Rule 31a-2 under
                                                             the 1940 Act.
 ----------------------------------------------------------------------------------------------------------------------------------
 Exclusion of Other Series of Trust                          Exclusion of Other Series of Trust

 Pioneer Cash Reserves Fund                                  Not specifically addressed.

 The Manager recognizes that the Trust may from time to time create additional investment portfolios of the Trust, that this agreement relates only to the management of the assets of the Portfolio, and that the management of the assets of any additional portfolios of the Trust will be subject to one or more separate investment management agreements.

 Group A and Group B Funds

 Not specifically addressed.
----------------------------------------------------------------------------------------------------------------------------------

-----------
(11) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.
(12) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.
(13) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.
(14) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                       Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                           Expenses

 All Funds                                                          The Manager shall furnish, at its expense, all necessary
                                                                    services, facilities, equipment and personnel for
 [The manager shall pay directly or reimburse the Trust for...]     performing the Manager's services under this Agreement.
 all expenses not hereinafter specifically assumed by the           Other than as herein specifically indicated, the Manager
 Trust [or the Portfolio](15) where such expenses are incurred      shall not be responsible for the Trust's or any Fund's
 by the Manager or by the Trust [or the Portfolio] in               ordinary and extraordinary expenses, and the Trust or a
 connection with the management of the affairs of, and the          Fund shall pay the Trust's or the Fund's ordinary and
 investment and reinvestment of the assets of, the [Trust](16)      extraordinary expenses. The Manager may agree to
 [Portfolio].                                                       provide to the Funds services other than the services that are provided under this agreement on such terms as the
 Group A Funds (except for Pioneer Protected Principal Plus Fund)   Manager and the Trust may agree from time to time, and
                                                                    nothing herein shall preclude payment by the Trust or a
 The Trust shall assume and shall pay: (i) charges and              Fund of compensation to the Manager for any such
 expenses for fund accounting, pricing and appraisal services       services rendered pursuant to a written agreement or
 and related overhead, including, to the extent such services       agreements approved by the Board.
 are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation,
 training and benefits; (ii) the charges and expenses of
 auditors; (iii) the charges and expenses of any custodian,
 transfer agent, plan agent, dividend disbursing agent and
 registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities
 transactions to which the Trust is a party; (v) insurance
 premiums, interest charges, dues and fees for membership
 in trade associations and all taxes and corporate fees
 payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky registration agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing,
 printing and distributing prospectuses, notices, proxy
 statements and all reports to shareholders and to
 governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Trust in accordance with Rule 12b-1
 promulgated by the Commission pursuant to the 1940 Act;
 (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the
 Trust (other than as Trustees), The Pioneer Group, Inc. or
 Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.
----------------------------------------------------------------------------------------------------------------------------------

-----------
(15) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.
(16) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                     Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 In addition to the expenses described in Section 6 above,
 the Trust shall pay all brokers' and underwriting
 commissions chargeable to the Trust in connection with
 securities transactions to which the Trust is a party.

 Group B Funds (except for Pioneer Protected Principal
 Plus Fund II)

 The Trust shall assume and shall pay: (i) charges and
 expenses for fund accounting, pricing and appraisal
 services and related overhead, including, to the extent
 such services are performed by personnel of the Manager
 or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and
 expenses of auditors; (iii) the charges and expenses of
 any custodian, transfer agent, plan agent, dividend
 disbursing agent, registrar or any other agent appointed
 by the Trust; (iv) issue and transfer taxes chargeable to
 the Trust in connection with securities transactions to
 which the Trust is a party; (v) insurance premiums,
 interest charges, dues and fees for membership in trade
 associations and all taxes and corporate fees payable by
 the Trust to federal, state or other governmental agencies;
 (vi) fees and expenses involved in registering and
 maintaining registrations of the Trust and/or its shares
 with federal regulatory agencies, state or blue sky
 securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional
 information for filing with such regulatory authorities; (vii)
 all expenses of shareholders' and Trustees' meetings and
 of preparing, printing and distributing prospectuses,
 notices, proxy statements and all reports to shareholders
 and to governmental agencies; (viii) charges and
 expenses of legal counsel to the Trust and the Trustees;
 (ix) any fees paid by the Trust in accordance with Rule
 12b-1 promulgated by the Commission pursuant to the
 1940 Act; (x) compensation of those Trustees of the Trust
 who are not affiliated with, or "interested persons" (as
 defined in the 1940 Act) of, the Manager, the Trust (other
 than as Trustees), Pioneer Investment Management USA
 Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of
 preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that
 the Trust, the Manager or any other agent of the Trust
 may incur (A) as a result of a change in the law or
 regulations, (B) as a result of a mandate from the Board
 of Trustees with associated costs of a character generally
 assumed by similarly structured investment companies or
 (C) that is similar to the expenses listed above, and that
 is approved by the Board of Trustees (including a
 majority of the Independent Trustees) as being an
 appropriate expense of the Trust.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                     Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 In addition to the expenses described in Section 6 above,
 the Trust shall pay all brokers' and underwriting
 commissions chargeable to the Trust in connection with
 securities transactions to which the Trust is a party.

 Pioneer Protected Principal Plus Fund

 The Fund shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust on behalf of the Fund; (iv) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Trust, on behalf of the Fund, is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or Fund shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any, and (xiii) the fee and any other payment due from the Fund under the Financial Warranty
 Agreement, dated as of October 29, 2002 (the "Financial
 Warranty Agreement"), among the Trust, on behalf of the Fund, the Manager and Main Place Funding, LLC ("MPF") or any other agreement entered into in connection with the Financial Warranty Agreement.

 In addition to the expenses described in Section 6 above,
 the Fund shall pay all brokers' and underwriting
 commissions chargeable to the Fund in connection with
 securities transaction to which the Trust, on behalf of the
 Fund, is a party.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                     Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Pioneer Protected Principal Plus Fund II

 The Fund shall assume and shall pay: (i) charges and expenses for fund accounting and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust on behalf of the Fund; (iv) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Trust, on behalf of the Fund, is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or Fund shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not "interested persons" of the Manager, the Trust (other than as Trustees), or Pioneer Funds
 Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; (xiii) the fee and any other payment due from the Fund under the Financial Guarantee Agreement; and (xiii) any other expense that the Trust, the Manager or any agent of the Trust may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent
 Trustees) as being an appropriate expense of the Trust.

 In addition to the expenses described in Section 6 above,
 the Fund shall pay all brokers' and underwriting
 commissions chargeable to the Fund in connection with
 securities transaction to which the Trust, on behalf of the
 Fund, is a party.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                     Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund

 The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Portfolio; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

 In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

 All Funds

 Except as otherwise provided herein, the Manager, at its
 own expense, shall furnish to the Trust office space in the offices of the Manager, or in such other place as may be
 agreed upon from time to time, and all necessary office
 facilities, equipment and personnel for managing the
 Trust's affairs and investments [with respect to the
 Portfolio].
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                  Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Board Members and Officers                                    Board Members and Officers

 All Funds                                                     From time to time, the Manager shall authorize and
                                                               permit certain of its directors, officers and employees,
 [Except as otherwise provided herein, the Manager...]         who may be elected as Board members or officers of the
 shall arrange, if desired by the Trust, for members of the    Trust, to serve in the capacities in which they are elected.
 Manager's organization to serve as officers or agents of      The Manager will pay directly or reimburse the Trust for
 the Trust.                                                    the compensation (if any) of the Trustees who are
                                                               affiliated persons of the Manager and all officers of the
 The Manager shall pay directly or reimburse the Trust for:    Trust as such, except as the Board may decide.
 (i) the compensation (if any) of the Trustees who are
 affiliated with, or "interested persons" (as defined in the
 1940 Act) of, the Manager and all officers of the Trust as
 such.
----------------------------------------------------------------------------------------------------------------------------------
 Fees                                                          Fees

 Group A Funds                                                 As compensation for the services performed and the
                                                               facilities furnished and expenses assumed by the
 The Trust shall pay to the Manager, as compensation for       Manager, each Fund shall pay the Manager, as promptly
 the Manager's services hereunder, a fee at the rate of        as possible after the last day of each month, a fee,
 [  ]% per annum of the Trust's average daily net assets.      computed daily at an annual rate set forth opposite the
                                                               Fund's name on Appendix A annexed hereto, based on the
 Group B Funds                                                 Fund's average daily net assets or otherwise as set forth
                                                               on Appendix A. If this Agreement is terminated with
 The Trust shall pay to the Manager, as compensation for       respect to any Fund as of any date not the last day of a
 the Manager's services and expenses assumed hereunder,        month, the fee payable by the Fund shall be paid as
 a fee at the annual rate of [  ]% of the Trust's average      promptly as possible after such date of termination and
 daily net assets.                                             shall be computed on the basis of the period ending on
                                                               the last business day on which this Agreement is in effect
 Pioneer Cash Reserves Fund                                    with respect to the Fund subject to a pro rata adjustment
                                                               based on the number of days elapsed in the current
 Effective [      ], the Trust shall pay to the Manager, as    month as a percentage of the total number of days in
 compensation for the Manager's services hereunder, a fee      the month.
 at the rate of [  ]%per annum of the Portfolio's average
 daily net assets up to $[  ], and [  ]% on assets in
 excess of $[  ].

 All Funds

 The management fee payable hereunder shall be
 computed daily and paid monthly in arrears. In the event
 of the termination of this Agreement, the fee provided in
 Section 8 shall be computed on the basis of the period
 ending on the last business day on which this Agreement
 is in effect subject to a pro rata adjustment based on the
 number of days elapsed in the current month as a
 percentage of the total number of days in such month.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                   Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers                                                    Fee Waivers
 All Funds                                                      Not specifically addressed.
 The Manager may from time to time agree not to impose
 all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would
 otherwise accrue) and/or undertake to pay or reimburse
 the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any
 such fee reduction or undertaking may be discontinued or
 modified by the Manager at any time.
----------------------------------------------------------------------------------------------------------------------------------
 Limitation of Liability of Manager                             Limitation of Liability of Manager

 All Funds                                                      The Manager assumes no responsibility under this
                                                                Agreement other than to render the services called for
 The Manager will not be liable for any error of judgment       hereunder, in good faith, and shall not be liable for any
 or mistake of law or for any loss sustained by reason of       error of judgment or mistake of law, or for any loss
 the adoption of any investment policy or the purchase,         arising out of any investment or for any act or omission
 sale, or retention of any security on the recommendation       in the execution of securities or other transactions for any
 of the Manager, whether or not such recommendation             Fund, provided that nothing in this Agreement shall
 shall have been based upon its own investigation and           protect the Manager against any liability to a Fund to
 research or upon investigation and research made by any        which the Manager would otherwise be subject by reason
 other individual, firm or corporation, but nothing             of willful misfeasance, bad faith, or gross negligence in
 contained herein will be construed to protect the Manager      the performance of its duties or by reason of its reckless
 against any liability to the Trust [or Portfolio](17) or its   disregard of its obligations and duties hereunder. As used
 shareholders by reason of willful misfeasance, bad faith       in this paragraph 8, the term "Manager" shall include any
 or gross negligence in the performance of its duties or by     affiliates of the Manager performing services for the Trust
 reason of its reckless disregard of its obligations and        or any Fund pursuant to this agreement and the partners,
 duties under this Agreement.                                   shareholders, directors, officers and employees of the
                                                                Manager and such affiliates.
----------------------------------------------------------------------------------------------------------------------------------

-----------
(17) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                  Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Other Activities                                              Other Activities

 All Funds                                                     Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who
 Nothing in this Agreement will in any way limit or restrict   may also be a Trustee, officer, or employee of the Trust or
 the Manager or any of its officers, directors, or             any Fund, to engage in any other business or to devote
 employees from buying, selling or trading in any              his time and attention in part to the management or other
 securities for its or their own accounts or other accounts.   aspects of any other business, whether of a similar nature
 The Manager may act as an investment adviser to any           or a dissimilar nature, nor to limit or restrict the right of
 other person, firm or corporation, and may perform            the Manager to engage in any other business or to render
 management and any other services for any other person,       services of any kind, including investment advisory and
 association, corporation, firm or other entity pursuant to    management services, to any other fund, firm, individual
 any contract or otherwise, and take any action or do any      or association.
 thing in connection therewith or related thereto; and no
 such performance of management or other services or
 taking of any such action or doing of any such thing shall
 be in any manner restricted or otherwise affected by any
 aspect of any relationship of the Manager to or with the
 Trust or deemed to violate or give rise to any duty or
 obligation of the Manager to the Trust except as
 otherwise imposed by law.
----------------------------------------------------------------------------------------------------------------------------------
 Allocation of Investment Opportunities                        Allocation of Investment Opportunities
 All Funds                                                     If the purchase or sale of securities or other investments consistent with the investment policies of any Fund or
 On occasions when the Manager deems the purchase or           one or more other accounts of the Manager is considered
 sale of a security to be in the best interest of the          at or about the same time, transactions in such securities
 [Trust](18) [Portfolio](19) as well as other clients, the     or other investments will be allocated among the accounts
 Manager may, to the extent permitted by applicable laws       in a manner deemed equitable by the Manager. Such
 and regulations, aggregate the securities to be sold or       transactions may be combined, in accordance with
 purchased in order to obtain the best execution and lower     applicable laws and regulations, and consistent with the
 brokerage commissions, if any. In such event, allocation      Manager's policies and procedures as presented to the
 of the securities so purchased or sold, as well as the        Board from time to time.
 expenses incurred in the transaction, will be made by the
 Manager in the manner it considers to be the most
 equitable and consistent with its fiduciary obligations to
 the [Trust] [Portfolio] and to such clients.
----------------------------------------------------------------------------------------------------------------------------------

-----------
(18) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.
(19) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                   Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Specific Defined Terms                                         Specific Defined Terms

 All Funds                                                      For the purposes of this Agreement, a Fund's "net assets"
                                                                shall be determined as provided in the Fund's then-current
 Not specifically addressed.                                    Prospectus and Statement of Additional Information and
                                                                the terms "assignment," "interested person," and
                                                                "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940
                                                                Act, and references to the "1940 Act" shall include any
                                                                rule, regulation or applicable exemptive order of the
                                                                Securities and Exchange Commission (the "Commission")
                                                                thereunder and interpretive guidance with respect to the
                                                                1940 Act by the Commission or its staff.

----------------------------------------------------------------------------------------------------------------------------------
 Term                                                           Term

 All Funds                                                      This Agreement will become effective with respect to each
                                                                Fund on the date first above written or such later date set
 This Agreement shall become effective on the date hereof       forth opposite the Fund's name on Appendix A annexed
 and shall remain in force until [      ] and from year to      hereto, provided that it shall have been approved by the
 year thereafter, but only so long as its continuance is        Trust's Board and by the shareholders of the Fund in
 approved in accordance with the requirements of the            accordance with the requirements of the 1940 Act and,
 1940 Act or an exemption therefrom, subject to the right       unless sooner terminated as provided herein, will continue
 of the Trust and the Manager to terminate this contract as     in effect for each Fund designated on Appendix A on the
 provided in Section 17 hereof.                                  date hereof until December 31, 2009, and for each Fund
                                                                added to Appendix A hereafter, until the date specified in
                                                                Appendix A. Thereafter, if not terminated, this Agreement
                                                                shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least
                                                                annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided
                                                                that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a
                                                                meeting called for the purpose of voting on
                                                                such approval.
----------------------------------------------------------------------------------------------------------------------------------
 Termination                                                    Termination

 All Funds                                                      This Agreement is terminable with respect to any Fund
                                                                without penalty by the Board or by vote of a majority of
 Either party hereto may, without penalty, terminate this       the outstanding voting securities of the Fund, in each
 Agreement by vote of its Board of Trustees or Directors,       case on not more than 60 days' nor less than 30 days'
 as the case may be, or by vote of a "majority of the           written notice to the Manager, or by the Manager upon
 outstanding voting securities" (as defined in the 1940         not less than 60 days' written notice to the Trust, and will
 Act) of the Trust or the Manager, as the case may be, and      be terminated upon the mutual written consent of the
 the giving of sixty days' written notice to the other party.   Manager and the Trust. This Agreement shall terminate
 This Agreement shall automatically terminate in the event      automatically in the event of its assignment. This
 of its assignment. For purposes of this Agreement, the         Agreement may be terminated with respect to one or
 term "assignment" shall have the meaning given it by           more Funds without affecting the validity of this
 Section 2(a)(4) of the 1940 Act.                               Agreement with respect to any other Fund designated on
                                                                Appendix A.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                     Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Limitation of Recourse                                           Limitation of Recourse
 Group A and Group B Funds                                        The Manager agrees that for services rendered to each
                                                                  Fund, or for any claim by it in connection with services
 Not specifically addressed.                                      rendered to the Fund, it shall look only to assets of the
                                                                  Fund for satisfaction and that it shall have no claim
 Pioneer Cash Reserves Fund                                       against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this
 The parties to this Agreement acknowledge and agree that         Agreement not individually, but as an officer under the
 all liabilities arising hereunder, whether direct or indirect,   Trust's Declaration of Trust and the obligations of this
 and of any and every nature whatsoever shall be satisfied        Agreement are not binding upon any of the Trustees,
 solely out of the assets of the Portfolio and that no            officers or shareholders of the Trust individually.
 Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the
 foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the office of the
 Trust. Such Declaration of Trust describes in detail the
 respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial
 interest.
 ----------------------------------------------------------------------------------------------------------------------------------
 Amendments; Severability                                         Amendments; Severability

 All Funds                                                        No provision of this Agreement may be changed, waived,
                                                                  discharged or terminated orally, but only by an instrument
 This Agreement states the entire agreement of the parties        in writing signed by the party against which enforcement
 hereto, and is intended to be the complete and exclusive         of the change, waiver, discharge or termination is sought,
 statement of the terms hereof. It may not be added to or         and no material amendment of the Agreement with
 changed orally and may not be modified or rescinded              respect to any Fund shall be effective until approved, if so
 except by a writing signed by the parties hereto and in          required by the 1940 Act, by vote of the holders of a
 accordance with the 1940 Act, when applicable.                   majority of that Fund's outstanding voting securities.

 Any term or provision of this Agreement which is invalid         This Agreement embodies the entire agreement and
 or unenforceable in any jurisdiction shall, as to such           understanding between the parties hereto and supersedes
 jurisdiction, be ineffective to the extent of such invalidity    all prior agreements and understandings relating to the
 or unenforceability without rendering invalid or                 subject matter hereof. Should any part of this Agreement
 unenforceable the remaining terms or provisions of this          be held or made invalid by a court decision, statute, rule
 Agreement or affecting the validity or enforceability of any     or otherwise, the remainder of this Agreement shall not
 of the terms or provisions of this agreement in any other        be affected thereby. This Agreement shall be binding on
 jurisdiction.                                                    and shall inure to the benefit of the parties hereto and
                                                                  their respective successors.
 ----------------------------------------------------------------------------------------------------------------------------------
 Governing Law                                                    Governing Law

 All Funds                                                        This Agreement shall be construed and the provisions
                                                                  hereof interpreted under and in accordance with the laws
 This Agreement and all performance hereunder shall be            of The Commonwealth of Massachusetts.
 governed by and construed in accordance with the laws
 of The Commonwealth of Massachusetts.
 ----------------------------------------------------------------------------------------------------------------------------------
 Amendment and Restatement                                        Amendment and Restatement
 All Funds                                                        This Agreement amends and restates in its entirety the
                                                                  [management agreements].
 Not applicable.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Current Management Agreements                                   Amended and Restated Management Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Use of "Pioneer" Name                                          Use of "Pioneer" Name

 All Funds                                                      The Trust agrees that in the event that none of the
                                                                Manager or any of its affiliates acts as an investment
 The Trust agrees that in the event that neither the            adviser to a Fund, the name of the Fund will be changed
 Manager nor any of its affiliates acts as an investment        to one that does not contain the name "Pioneer" or
 adviser to the Trust, the name of the Trust will be            otherwise suggest an affiliation with the Manager.
 changed to one that does not contain the name "Pioneer"
 or otherwise suggest an affiliation with the Manager.
----------------------------------------------------------------------------------------------------------------------------------
 Manager as Independent Contractor                              Manager as Independent Contractor

 Group A and Group B Funds                                      Not specifically addressed.

 The Manager is an independent contractor and not an
 employee of the [Trust](20) [Portfolio](21) for any purpose.
 If any occasion should arise in which the Manager gives
 any advice to its clients concerning the shares of the
 [Trust] [Portfolio], the Manager will act solely as
 investment counsel for such clients and not in any way
 on behalf of the Trust [or Portfolio].
----------------------------------------------------------------------------------------------------------------------------------
 Counterparts                                                   Counterparts

 All Funds                                                      This Agreement may be executed in one or more
                                                                counterparts, each of which shall be deemed an original,
 This Agreement may be executed simultaneously in two           but all of which together shall constitute one and the
 or more counterparts, each of which shall be deemed an         same instrument.
 original, but all of which together shall constitute one and the same instrument.
----------------------------------------------------------------------------------------------------------------------------------


-----------
(20) Bracketed text appears in the Current Management Agreements for Group A and Group B Funds.
(21) Bracketed text appears in the Current Management Agreement for Pioneer Cash Reserves Fund.

SECTION 16

FORM OF AMENDED AND RESTATED MANAGEMENT AGREEMENT


                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

     This AMENDED AND RESTATED MANAGEMENT AGREEMENT ("Agreement") is made this __ day of ____________, 2008, by and between [name of trust] (the "Trust"), a [Delaware statutory] [Massachusetts business] trust, and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").

     WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

     WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust with respect to the series of the Trust designated in Appendix A annexed hereto (the "Funds"); and

     WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

     1. The Trust hereby appoints the Manager to act as investment adviser of each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. (a) Subject to the supervision of the Trust's Board of Trustees (the "Board"), the Manager shall regularly provide each Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities and other investments consistent with the Fund's investment objectives, policies and restrictions, as stated in the Fund's current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund's portfolio will be held in the various securities and other investments in which the Fund invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust's Declaration of Trust and By-Laws (collectively, the "Governing Documents") and the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of each Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of any Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for each Fund. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of each Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust or a Fund to perform such functions. The Manager may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

        (b) Each Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by
Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and each Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

     3. Subject to the Board's approval, the Manager or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or any Fund or any Fund's shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

     4. The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by each Fund, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

     5. (a) Unless maintained by another party on the Fund's behalf, the Manager shall maintain the books and records with respect to each Fund's securities and other transactions and keep the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for each Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

        (b) The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager's services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust's or any Fund's ordinary and extraordinary expenses, and the Trust or a Fund shall pay the Trust's or the Fund's ordinary and extraordinary expenses. The Manager may agree to provide to the Funds services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust or a Fund of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

     6. From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

     7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, each Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund's name on Appendix A annexed hereto, based on the Fund's average daily net assets or otherwise as set forth on Appendix A. If this Agreement is terminated with respect to any Fund as of any date not the last day of a month, the fee payable by the Fund shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect with respect to the Fund subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

     8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for any Fund, provided that nothing in this Agreement shall protect the Manager against any liability to a Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term "Manager" shall include any affiliates of the Manager performing services for the Trust or any Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

     9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust or any Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of any Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager's policies and procedures as presented to the Board from time to time.

     10. For the purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus and Statement of Additional Information and the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the "1940 Act" shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the "Commission") thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

     11. This Agreement will become effective with respect to each Fund on the date first above written or such later date set forth opposite the Fund's name on Appendix A annexed hereto, provided that it shall have been approved by the Trust's Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for each Fund designated on Appendix A on the date hereof until December 31, 2009, and for each Fund added to Appendix A hereafter, until the date specified in Appendix A. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     12. This Agreement is terminable with respect to any Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days' nor less than 30 days' written notice to the Manager, or by the Manager upon not less than 60 days' written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment. This Agreement may be terminated with respect to one or more Funds without affecting the validity of this Agreement with respect to any other Fund designated on Appendix A.

     13. The Manager agrees that for services rendered to each Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust's Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

     14. The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to a Fund, the name of the Fund will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

     15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement with respect to any Fund shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of that Fund's outstanding voting securities.

     16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

     17. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     18. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19. This Agreement amends and restates in its entirety the [management agreements].

                           [signature page to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

                                [NAME OF TRUST]



                                By:  ______________________________________
                                Name:
                                Title:


                                PIONEER INVESTMENT MANAGEMENT, INC.



                                By:  ______________________________________
                                Name:
                                Title:

                                   Appendix A

Fund                       Effective Date/Initial Term Date              Fee
----                       --------------------------------              ---

SECTION 17

NOMINATING COMMITTEE CHARTER
                                 PIONEER FUNDS

                         NOMINATING COMMITTEE CHARTER

     Function The key function of the Nominating Committee of the Boards of Trustees of the Pioneer Funds (the "Funds") is to screen potential candidates for Independent Trustees. In performing such function, the Nominating Committee will:

     o Periodically review the requisite skills and criteria for Independent Trustees.

     o Periodically review the requisite skills and criteria for the re-nomination of a person currently serving as an Independent Trustee.

     o Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and to make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board; and

     o Periodically review and revise as it deems appropriate procedures regarding Trustee candidates recommended by shareholders.

     With respect to a vacancy on the Board, the Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process. These criteria shall be applied when considering a recommendation as to a vacancy whether the person has been recommended by a shareholder, Trustee, management or otherwise.

     With respect to the re-nomination of an existing Independent Trustee, the Committee and the Independent Trustees Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process.

     The Nominating Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the nomination of members of the Board. The primary function of the Committee is to act as a consultative body to the Independent Trustees Committee, which shall be responsible for determining whether to recommend the nomination of any person to serve as Independent Trustee to the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nominations of persons to serve as Trustees who are not Independent Trustees shall be made by the Board.

     Governance The Committee shall be comprised of three Trustees who shall be nominated and elected by the Board. Each member of the Committee must be independent under the New York Stock Exchange's Revised Listing Rules and must not be interested persons, as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc. Members of the Committee shall elect from among themselves a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. Meetings of the Nominating Committee shall be open to all Independent Trustees; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the total number of members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

     The Committee shall have the authority to retain and terminate any search firm to be used to identify or investigate the qualifications of Trustee nominees, including authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Funds to pay the compensation of any search firm engaged by the Committee.

     The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.

     Approval of Charter This Charter and any amendments are subject to approval by the Board.

Annex A -- General Criteria

1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2. Nominees should have demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund(s) and should be willing and able to contribute positively to the decision-making process of the Fund(s).

3. Nominees should have a commitment and ability to devote the necessary time and energy to be an effective trustee, to understand the Fund(s) and the responsibilities of a trustee of an investment company. The nominee should have the expectation to attend and participate in all meetings of the Board and its committees.

4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Fund, including shareholders and the management company, and to act in the interests of all shareholders.

5. Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.

6. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

                               FORM OF PROXY CARD*

Every Shareholder's Vote is Important

And now you can Vote your Proxy on the PHONE or on the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

         1. Read your proxy statement and have it at hand.

         2. Call toll-free [insert toll-free number] or go to website: [insert web site]

         3. Follow the recorded or on-screen directions.

         4. Do not mail your Proxy Card when you vote by phone or internet.

----------
     * This form of proxy card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals relevant to them. The proxy card that each Shareholder receives will be tailored to indicate the Fund(s) in which that Shareholder holds shares and will list only those proposals with respect to which the Shareholder is entitled to vote.

PROXY                             PIONEER FUNDS                            PROXY

      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

The undersigned hereby appoint(s) John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Fund to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts, on April 22, 2008, at 3:00 p.m. (Eastern time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted "FOR" the proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                    ------------------------------------------------------------

                    Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    ------------------------------------------------------------
                    Signature(s)

                    ------------------------------------------------------------
                    Signature(s)

                    ------------------------------------------------------------
                    Date

      PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

FUND                           FUND                         FUND
----                           -----                        ----
Fundname Drop-In 1             Fundname Drop-In 2           Fundname Drop-In 3
Fundname Drop-In 4             Fundname Drop-In 5           Fundname Drop-In 6
Fundname Drop-In 7             Fundname Drop-In 8           Fundname Drop-In 9

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:
--------------------------------------------------------------------------------
[_] To vote FOR all Proposals for all Portfolios mark this box. No other vote is
--------------------------------------------------------------------------------

1.   To elect Trustees:
     01. John F. Cogan, Jr.   02. Daniel K. Kingsbury   03. David R. Bock
     04. Mary K. Bush         05. Benjamin M. Friedman  06. Margaret B.W. Graham
     07. Thomas J. Perna      08. Marguerite A. Piret   09. Stephen K. West
     10.  John Winthrop

To withhold your vote for any individual nominee(s), mark the "For All Except" box and write the number(s) of the applicable nominee(s) on the line provided.

                     FOR   WITHHOLD  FOR ALL                                 FOR   WITHHOLD  FOR ALL
                     ALL     ALL     EXCEPT                                  ALL     ALL     EXCEPT
Fundname Drop-In 1   [_]     [_]      [_]               Fundname Drop-In 2   [_]     [_]       [_]
                                          -------------                                            ---------------
Fundname Drop-In 3   [_]     [_]      [_]               Fundname Drop-In 4   [_]     [_]       [_]
                                          -------------                                            ---------------
Fundname Drop-In 5   [_]     [_]      [_]               Fundname Drop-In 6   [_]     [_]       [_]
                                          -------------                                            ---------------
Fundname Drop-In 7   [_]     [_]      [_]               Fundname Drop-In 8   [_]     [_]       [_]
                                          -------------                                            ---------------
Fundname Drop-In 9   [_]     [_]      [_]
                                          -------------

2. A. To adopt an Amended and Restated Declaration of Trust
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

2. B. To approve an Agreement and Plan of Reorganization
                       FOR  AGAINST ABSTAIN                                FOR  AGAINST ABSTAIN
Pioneer Europe Select  [_]    [_]     [_]     Pioneer International Value  [_]    [_]     [_]
Equity Fund                                   Fund

3. To approve changes to the fundamental investment policies of your Fund(s)
relating to:
3-A Borrowing.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-B  Underwriting.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-C  Lending.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-D  Senior Securities.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-E  Real Estate.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-F  Commodities.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-G  Concentration.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

3-H  Diversification.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]

3-I  Convert Investment Objectives from Fundamental to Non-Fundamental.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]

3-J  Illiquid Securities.
                         FOR  AGAINST ABSTAIN
Pioneer Tax Free Income  [_]    [_]     [_]
Fund

3-K  Purchasing Securities on Margin.
                       FOR  AGAINST ABSTAIN
Pioneer Cash Reserves  [_]    [_]     [_]
Fund

3-L  Short Sales.
                       FOR  AGAINST ABSTAIN
Pioneer Cash Reserves  [_]    [_]     [_]
Fund

3-M  Purchasing Securities on Margin and Making Short Sales.
                         FOR  AGAINST ABSTAIN
Pioneer Tax Free Income  [_]    [_]     [_]
Fund

3-N  Investments in Other Investment Companies.
                       FOR  AGAINST ABSTAIN                           FOR  AGAINST ABSTAIN
Pioneer Cash Reserves  [_]    [_]     [_]    Pioneer Tax Free Income  [_]    [_]     [_]
Fund                                         Fund

3-O  Pledging or Guaranteeing Assets.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]

3-P  Investments Made for the Purpose of Exercising Control or Management of Issuers.
                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Pioneer Cash Reserves  [_]    [_]     [_]    Pioneer Europe Select  [_]    [_]     [_]
Fund                                         Equity Fund

3-Q  Investments in Affiliates.
                         FOR  AGAINST ABSTAIN
Pioneer Tax Free Income  [_]    [_]     [_]
Fund

3-R  Investments in Convertible Debt Securities Rated Below Investment Grade.
                       FOR  AGAINST ABSTAIN
Pioneer Europe Select  [_]    [_]     [_]
Equity Fund

4.   To approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

5. To approve a Policy allowing the Appointment of Unaffiliated Sub-advisers and
Amendments to Sub-advisory Agreements without Shareholder Approval.
                    FOR  AGAINST ABSTAIN                          FOR  AGAINST ABSTAIN                        FOR  AGAINST ABSTAIN
Fundname Drop-In 1  [_]    [_]     [_]        Fundname Drop-In 2  [_]    [_]     [_]      Fundname Drop-In 3  [_]    [_]     [_]
Fundname Drop-In 4  [_]    [_]     [_]        Fundname Drop-In 5  [_]    [_]     [_]      Fundname Drop-In 6  [_]    [_]     [_]
Fundname Drop-In 7  [_]    [_]     [_]        Fundname Drop-In 8  [_]    [_]     [_]      Fundname Drop-In 9  [_]    [_]     [_]

6. To transact such other business as may properly come before the Special Meeting of each Fund.

               PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.